Registration Nos. 33-43390
                                                                      811-2441


               As filed with the Commission on December 26, 1996
                    --------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4


  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Pre-Effective Amendment No.   __           __
         Post-Effective Amendment No.  11            X
                                       --           --


                                    and/or


  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.   56               X
                         --               --


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
       (Address of Depositor's Principal Executive Officers) (Zip Code)
                                (713) 831-3632
              (Depositor's Telephone Number, including Area Code)

                            Steven A. Glover, Esq.
               Associate General Counsel and Assistant Secretary
                    American General Life Insurance Company
                  2727-A Allen Parkway, Houston, Texas 77019
                    (Name and Address of Agent for Service)

        Copies of all communications to Freedman, Levy, Kroll & Simonds
                   1050 Connecticut Avenue, N.W., Suite 825
                            Washington, D.C. 20036
                        Attention: Gary O. Cohen, Esq.


Approximate  Date of  Proposed  Public  Offering:  January 2, 1997


It is proposed that this filing will become effective (check appropriate box)


|_|     Immediately upon filing pursuant to paragraph (b) of Rule 485
|X|     On January 2, 1997 pursuant to paragraph (b) of Rule 485
|_|     60 days after filing pursuant to paragraph (a)(1) of Rule 485

|_|     On                       pursuant to paragraph (a)(1) of Rule 485
           ---------------------

If appropriate, check the following:


|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number or amount of its securities under the Securities Act of 1933. That election was previously filed in Registrant's Form N-4 registration statement (File No. 2-49805). Registrant filed a Rule 24f-2 Notice on February 21, 1996, for its most recent fiscal year ended December 31, 1995.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                                   FORM N-4

                             Cross Reference Sheet
                            Pursuant to Rule 495(a)
                       Under the Securities Act of 1933

                                    PART A
               Showing Location of Information in Prospectuses(1)
FORM N-4
ITEM NO.                                                        PROSPECTUS CAPTION
 1.    Cover Page. . . . . . . . . . . . . . . . . . . . . . .  Cover Page

 2.    Definitions . . . . . . . . . . . . . . . . . . . . . .  Glossary

 3.    Synopsis or Highlights. . . . . . . . . . . . . . . . .  Synopsis of Contract Provisions

 4.    Condensed Financial Information . . . . . . . . . . . .  Synopsis of Contract  Provisions - Financial
                                                                and  Performance  Information;  Cover  Page;
                                                                Selected    Accumulation    Unit    Data(2);
                                                                Financial Information(3)

 5.    General Description of Registrant,
       Depositor and Portfolio Companies . . . . . . . . . . .  AGL;  Separate  Account  D;  The  Series(3);
                                                                Cover Page

 6.    Deductions and Expenses . . . . . . . . . . . . . . . .  Charges Under the Contracts;  Long-Term Care
                                                                and Terminal Illness

 7.    General Description of Variable
       Annuity Contracts . . . . . . . . . . . . . . . . . . .  Synopsis    of   Contract    Provisions    -
                                                                Communications  to Us; Owner Account  Value;
                                                                Transfer,  Automatic Rebalancing,  Surrender
                                                                and  Partial  Withdrawal  of  Owner  Account
                                                                Value(2);  Transfer,   Automatic  Rebalancing,
                                                                Surrender  and Partial  Withdrawal  of Owner
                                                                Account  Value(3),   Owners,   Annuitants  and
                                                                Beneficiaries;  Assignments; Rights Reserved
                                                                by Us

 --------

          (1)       This registration  statement  contains two prospectuses that relate to successive  versions  of the same form of variable  annuity  contract.
                    Each successive  version generally  reflects  enhancements made to the form of contract over time. Except as otherwise noted, the information required  by  Part  A of  Form  N-4  is  located  under  the  captions identified below in each prospectus contained herein.

          (2)       Contained in the  Prospectus  relating to Contract  Form No. 93020 and
                    Contract Form No. 93021 (See Part C, Item 24(b)(4)(f)(i) and (f)(ii)).

          (3)       Contained in the  Prospectus  relating to Contract  Form No. 95020 Rev
                    896  and   Contract   Form  No.  95021  Rev  896  (See  Part  C,  Item
                    24(b)(4)(g)(i) and (ii)).


                                     PART A

FORM N-4
ITEM NO.                                                       PROSPECTUS CAPTION
 8.    Annuity Period. . . . . . . . . . . . . . . . . . . . .  Annuity Period and Annuity Payment Options

 9.    Death Benefit . . . . . . . . . . . . . . . . . . . . .  Death Proceeds

10.    Purchases and Contract Value. . . . . . . . . . . . . .  Contract  Issuance  and  Purchase  Payments;
                                                                Variable   Account   Value;    Distribution
                                                                Arrangements;     One-Time    Reinstatement
                                                                Privilege

11.    Redemptions . . . . . . . . . . . . . . . . . . . . . .  Transfer,  Surrender and Partial  Withdrawal
                                                                of   Owner   Account   Value(2);   Transfer,
                                                                Automatic Rebalancing, Surrender and Partial
                                                                Withdrawal   of  Owner   Account   Value(3);
                                                                Annuity Payment Options;  Contract  Issuance
                                                                and Purchase Payments;  Synopsis of Contract
                                                                Provisions  -  Surrenders,  Withdrawals  and
                                                                Cancellations; Payment and Deferment

12.    Taxes . . . . . . . . . . . . . . . . . . . . . . . . .  Federal  Income  Tax  Matters;  Synopsis  of
                                                                Contract Provisions - Limitations Imposed by
                                                                Retirement Plans and Employers

13.    Legal Proceedings . . . . . . . . . . . . . . . . . . .  Not Applicable

14.    Table of Contents of Statement
       of Additional Information . . . . . . . . . . . . . . .  Contents   of   Statement   of    Additional
                                                                Information

 --------

          (2)       Contained in the  Prospectus  relating to Contract  Form No. 93020 and
                    Contract Form No. 93021 (See Part C, Item 24(b)(4)(f)(i) and (f)(ii)).

          (3)        Contained in the  Prospectus  relating to Contract Form No. 95020 Rev
                     896  and  Contract   Form  No.  95021  Rev  896  (See  Part  C,  Item
                     24(b)(4)(g)(i) and (ii)).


                                     PART B
     Showing Location of Information in Statement of Additional Information4

                                                                CAPTION IN
FORM N-4                                                        STATEMENT OF
ITEM NO.                                                        ADDITIONAL INFORMATION
15.    Cover Page. . . . . . . . . . . . . . . . . . . . . . .  Cover Page

16.    Table of Contents . . . . . . . . . . . . . . . . . . .  Cover Page

17.    General Information and
       History . . . . . . . . . . . . . . . . . . . . . . . .  General Information; Regulation and Reserves

18.    Services. . . . . . . . . . . . . . . . . . . . . . . .  Independent Auditors; Services

19.    Purchase of Securities
       Being Offered . . . . . . . . . . . . . . . . . . . . .  Not Applicable(5)

20.    Underwriters. . . . . . . . . . . . . . . . . . . . . .  Principal Underwriter

21.    Calculation of Performance
       Data. . . . . . . . . . . . . . . . . . . . . . . . . .  Performance  Data for the Divisions;  Effect
                                                                of Tax-Deferred Accumulation

22.    Annuity Payments. . . . . . . . . . . . . . . . . . . .  Not Applicable(5)

23.    Financial Statements. . . . . . . . . . . . . . . . . .  Financial Statements

 --------

          (4)       This  registration  statement  contains two  statements  of additional information  that  relate to  successive  versions of the same form of variable annuity contract.  Each successive version generally reflects enhancements  made to the  contract  over  time.  Except as  otherwise noted, the information required by Part B of Form N-4 is located under
                    the  captions   identified  below  in  each  statement  of  additional
                    information contained herein.

          (5)       All required information is included in Prospectus.

                                     PART C

Information required to be set forth in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.


     Registrant is filing this Post-Effective Amendment No. 11 for the principal purpose of reflecting certain changes in the Separate Account D Divisions that correspond to changes in certain underlying series that will be available to investments made in connection with Contract Form No. 95020 Rev 896 and Contract Form No. 95021 Rev 896 (See Part C, Item 24(b)(4)(g)(i) and
(g)(ii)).

     Registrant does not intend for this Post-Effective Amendment No. 11 to delete, from the Registration Statement, any document included in the Registration Statement, including any currently effective prospectus, supplement thereto, or statement of additional information relating to Contract Form No. 93020 and Contract Form No. 93021 (See Part C, Item 24(b)(f)(i) and (f)(ii)).

               COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
                                  OFFERED BY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       ANNUITY ADMINISTRATION DEPARTMENT
                   P.O. BOX 1401, HOUSTON, TEXAS 77251-1401
                          1-800-200-3883 713/831-3505


American General Life Insurance Company ("AGL") is offering the flexible payment deferred individual annuity contracts (the "Contracts") described in this Prospectus.


     You may use AGL's Separate Account D for a variable investment return under the Contracts based on one or more of the following mutual fund series of the Van Kampen American Capital Life Investment Trust ("Trust") - the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio, the Domestic Income Portfolio, the Government Portfolio, the Money Market Portfolio and the Real Estate Securities Portfolio; and one or more of the following mutual fund series of the Morgan Stanley Universal Funds, Inc. ("Fund") - the Emerging Markets Equity Portfolio, the International Magnum Portfolio, the Global Equity Portfolio, the Growth Portfolio, the Value Portfolio, the Mid Cap Value Portfolio, the High Yield Portfolio and the Fixed Income Portfolio.


You may also use AGL's guaranteed interest accumulation option. This option currently has one guarantee period, with a guaranteed interest rate.


This Prospectus is designed to provide information about the Contracts that you should know before investing. Please read it carefully and keep it for future reference. Information about certain aspects of the Contracts, in addition to that found in this Prospectus, has been filed with the Securities and Exchange Commission in the Statement of Additional Information (the "Statement"). The Statement, dated January 2, 1997, is incorporated by reference into this Prospectus. The "Table of Contents" of the Statement appears at page 39 of this Prospectus. You may obtain a free copy of the Statement upon written or oral request to AGL's Annuity Administration Department in our Home Office, which is located at 2727-A Allen Parkway, Houston, Texas 77019-2191. The mailing address and telephone numbers are set forth above.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT (OR ANY SALES LITERATURE APPROVED BY AGL) IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE
CONTRACTS ARE NOT AVAILABLE IN ALL STATES AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTA TION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST AND THE MORGAN STANLEY UNIVERSAL FUNDS, INC.

                       Prospectus Dated January 2, 1997

                                   CONTENTS


Glossary...............................................................  4
Fee Table..............................................................  7
Synopsis of Contract Provisions........................................  9
Financial Information.................................................. 13
AGL.................................................................... 14
Separate Account D..................................................... 14
The Series ............................................................ 14
The Fixed Account...................................................... 16
Contract Issuance and Purchase Payments................................ 18
Owner Account Value.................................................... 19
  Variable Account Value............................................... 19
  Fixed Account Value.................................................. 20
Transfer, Automatic Rebalancing, Surrender and Partial
  Withdrawal of Owner Account Value.................................... 20
  Transfers............................................................ 20
  Automatic Rebalancing................................................ 21
  Surrenders and Partial Withdrawals................................... 21
Annuity Period and Annuity Payment Options............................. 22
  Annuity Commencement Date............................................ 22
  Application of Owner Account Value................................... 23
  Fixed and Variable Annuity Payments.................................. 23
  Annuity Payment Options.............................................. 23
  Transfers............................................................ 26
Death Proceeds......................................................... 26
  Death Proceeds Prior to the Annuity Commencement Date................ 26
  Death Proceeds After the Annuity Commencement Date................... 27
  Proof of Death....................................................... 28
Charges Under the Contracts............................................ 28
  Premium Taxes........................................................ 28
  Surrender Charge..................................................... 28
  Transfer Charges..................................................... 30
  Annual Contract Fee.................................................. 30
  Charge to Separate Account D......................................... 30
  Miscellaneous........................................................ 31
  Systematic Withdrawal Plan .......................................... 31
  One-Time Reinstatement Privilege..................................... 31
  Reduction in Surrender Charges and Administrative Charges............ 31
Long-Term Care and Terminal Illness.................................... 31
  Long-Term Care....................................................... 32
  Terminal Illness..................................................... 32
Other Aspects of the Contracts......................................... 32
  Owners, Annuitants and Beneficiaries; Assignments.................... 32
  Reports.............................................................. 32
  Rights Reserved by Us................................................ 33
  Payment and Deferment................................................ 33
Federal Income Tax Matters............................................. 34
  General.............................................................. 34
  Non-Qualified Contracts.............................................. 34
  Individual Retirement Annuities ("IRAs")............................. 35
  Simplified Employee Pension Plans.................................... 36

  Simple Retirement Accounts........................................... 37
  Other Qualified Plans................................................ 37
  Private Employer Unfunded Deferred Compensation Plans................ 38
  Excess Distributions - 15% Tax....................................... 38
  Federal Income Tax Withholding and Reporting......................... 38
  Taxes Payable by AGL and Separate Account D.......................... 38
Distribution Arrangements.............................................. 38
Legal Matters.......................................................... 39
Other Information on File.............................................. 39
Contents of Statement of Additional Information........................ 40

                                   GLOSSARY

WE, OUR AND US - American General Life Insurance Company ("AGL").

YOU AND YOUR - a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Contract. This would generally be the Owner.

ACCOUNT VALUE - the sum of your Fixed Account Value and Variable Account Value after deduction of any fees.

ACCUMULATION UNIT - a measuring unit used in calculating your interest in a Division of Separate Account D prior to the Annuity Commencement Date.

ANNUITANT - the person named as such in the application for a Contract and on whose life annuity payments may be based.

ANNUITY COMMENCEMENT DATE - the date on which we begin making payments under an Annuity Payment Option, unless a lump-sum distribution is elected instead.

ANNUITY PAYMENT OPTION - one of the several forms in which you can request us to make annuity payments.

ANNUITY PERIOD - the period during which we make annuity payments under an Annuity Payment Option.

ANNUITY UNIT - a measuring unit used in calculating the amount of Variable Annuity Payments.

BENEFICIARY - the person that you designate to receive any proceeds due under a Contract following the death of an Owner or an Annuitant.

CODE - the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - a person that you designate under a Non-Qualified Contract to become the Annuitant if the Annuitant dies before the Annuity Commencement Date and the Contingent Annuitant survives the Annuitant.

CONTINGENT BENEFICIARY - a person that you designate to receive any proceeds due under a Contract following the death of an Owner or an Annuitant, if the Beneficiary has died but the Contingent Beneficiary survives at the time such proceeds become payable.

CONTRACT - an individual annuity Contract offered by this Prospectus.

CONTRACT ANNIVERSARY - each anniversary of the date of issue of the Contract.

CONTRACT YEAR - each year beginning with the date of issue of the Contract.

DIVISION - one of the several different investment options into which Separate Account D is divided.

FIXED ACCOUNT - the name of the investment alternative under which purchase payments are allocated to AGL's General Account.

FIXED ACCOUNT VALUE - the amount of your Account Value which is in the Fixed Account.

FIXED ANNUITY PAYMENTS - annuity payments that are fixed in amount and do not vary with the investment experience of any Division of Separate Account D.

GENERAL ACCOUNT - all assets of AGL other than those in Separate Account D or any other legally-segregated separate account established by AGL.

GUARANTEED INTEREST RATE - the rate of interest we credit during any Guarantee Period, on an effective annual basis.

GUARANTEE PERIOD - the period for which a Guaranteed Interest Rate is credited.

HOME  OFFICE - our  office  at the  following  addresses  and  phone  numbers:
American General Life Insurance Company, Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191; mailing address - P.O. Box 1401, Houston, Texas 77251-1401; 1-800-200-3883 or 713-831-3505.

INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") - a federal law governing the operations of investment companies such as the Series and Separate Account D.

NON-QUALIFIED - not eligible for the special federal income tax treatment applicable in connection with retirement plans pursuant to Sections 401, 403, or 408 of the Code.

OWNER - the holder of record of a Contract, except that the employer or trustee may be the Owner of the Contract in connection with a retirement plan.

QUALIFIED - eligible for the special federal income tax treatment applicable in connection with retirement plans pursuant to sections 401, 403, or 408 of the Code.

SEPARATE ACCOUNT D - the segregated asset account referred to as American General Life Insurance Company Separate Account D established to receive and invest purchase payments under the Contracts.

SERIES - an individual portfolio of a mutual fund available for investment under the Contracts. Currently, the series available under the Contracts are part of either the Van Kampen American Capital Life Investment Trust or the Morgan Stanley Universal Funds, Inc.

SURRENDER CHARGE - a charge for sales expenses that may be assessed upon surrenders of and payments of certain other amounts from a Contract.

VALUATION DATE - all days on which we are open for business except, with respect to any Division, days on which the related Series does not value its shares.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

VARIABLE ANNUITY PAYMENTS - annuity payments that vary in amount based on the investment experience of one or more of the Divisions of Separate Account D.

VARIABLE ACCOUNT VALUE - the amount of your Account Value that is in Separate Account D.

WRITTEN - signed, dated, in form and substance satisfactory to us and received at our Home Office. See "Synopsis of Contract Provisions - Communications to Us." You must use special forms provided by us or your sales representative to authorize telephone transfers, elect an Annuity Option or exercise your one-time reinstatement privilege.

                                   FEE TABLE

     The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly pursuant to a Contract and in connection with the Series. The table reflects expenses of the Separate Account as well as the Series. Amounts for state premium taxes or similar assessments may also be deducted, where applicable.


PARTICIPANT TRANSACTION CHARGES
     Front-End Sales Charge Imposed on Purchases.....................   0%
     Maximum Surrender Charge(1).....................................   6%
     (computed as a percentage of purchase payments surrendered)
     Transfer Fee.................................................... $ 0 (2)


ANNUAL CONTRACT FEE(3)............................................... $30

SEPARATE ACCOUNT D ANNUAL EXPENSES (as a percentage of average daily net asset value)
      Mortality and Expense Risk Charge.............................. 1.25%
      Administrative Expense Charge.................................. 0.15%
        Total Separate Account D Annual Expenses..................... 1.40%

 --------

          (1)       This charge does not apply or is reduced under certain  circumstances.
                    See "Surrender Charge."

          (2)       This charge is $25 after the  twelfth  transfer  during each  Contract
                    Year prior to the Annuity  Commencement Date. There is an exception to this charge. See "Automatic Rebalancing."

          (3)       This charge is not imposed during the Annuity Period.


THE SERIES' ANNUAL EXPENSES(1)  (as a percentage of average net  assets)
                                   Management                     Other
                                   Fees After                    Expenses                     Total Series
                                   Expense Re-                 After Expense                    Operating
                                  mbursement(2)               Reimbursement(2)                  Expenses
                                  -------------               ----------------                ------------

Emerging Growth(2)                    0.70%                      0.15%                         0.85%
Enterprise(2)                         0.42%                      0.18%                         0.60%
Growth and Income                     0.60%                      0.15%                         0.75%
Domestic Income(2)                    0.17%                      0.43%                         0.60%
Government(2)                         0.38%                      0.22%                         0.60%
Money Market(2)                       0.17%                      0.43%                         0.60%
Real Estate Securities                1.00%                      0.10%                         0.10%
Emerging Markets Equity               1.25%                      0.50%                         1.75%
International Magnum                  0.80%                      0.35%                         1.15%
Global Equity                         0.80%                      0.35%                         1.15%
Growth                                0.55%                      0.30%                         0.85%
Value                                 0.55%                      0.30%                         0.85%
Mid Cap Value                         0.75%                      0.30%                         1.05%
High Yield                            0.50%                      0.30%                         0.80%
Fixed Income                          0.40%                      0.30%                         0.70%


Example(3)     If you  surrender  your  Contract  (or if you  annuitize  under circumstances where a surrender charge is payable)(4) at the end of the applicable time period, a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets:

If all amounts are invested                    1 year          3 years          5 years        10 years
in one of the following                        ------          -------          -------        --------
Series:

Emerging Growth                                $  78              $ 118             N/A             N/A
Enterprise                                        75                110           $ 147           $ 239
Growth and Income                                 77                114             N/A             N/A
Domestic Income                                   75                110             147             239
Government                                        75                110             147             239
Money Market                                      75                110             147             239
Real Estate Securites                             80                125             N/A             N/A
Emerging Markets Equity                           87                144             N/A             N/A
International Magnum                              81                127             N/A             N/A
Global Equity                                     81                127             N/A             N/A
Growth                                            78                118             N/A             N/A
Value                                             78                118             N/A             N/A
Mid Cap Value                                     80                124             N/A             N/A
High Yield                                        78                118             N/A             N/A
Fixed Income                                      76                113             N/A             N/A


     (1) The annual  expenses are estimated  for the current  fiscal year for the Emerging
Growth, Growth and Income, Real Estate Securities,  Emerging Markets Equity, International
Magnum,  Global  Equity,  Growth,  Value,  Mid Cap  Value,  High  Yield and  Fixed  Income
Portfolios  because none of the Series has  financial  statements  covering a period of at least ten months.

     (2) If certain  voluntary  expense  reimbursements  from the investment  adviser were terminated, management fees and other expenses would have been as set out in the following table. Information about annual expenses excluding voluntary expense reimbursements is not available for the other Portfolios since none of the other Series has financial statements covering a period of at least ten months.


                                                     Management             Other                  Total
                                                        Fees               Expenses               Expenses

Enterprise                                              0.50%                0.18%                  0.68%
Domestic Income                                         0.50%                0.43%                  0.93%
Government                                              0.50%                0.22%                  0.72%



                                       8


Money Market                                            0.50%                0.43%                  0.93%

     (3) In this  Example and the Example that  follows,  "N/A"  indicates  that SEC rules require that the Emerging  Growth,  Growth and Income,  Real Estate  Securities,  Emerging
Markets Equity,  International Magnum, Global Equity, Growth, U.S. Real Estate, Value, Mid
Cap Value,  High Yield and Fixed Income  Portfolios  complete the Example for only the one and three year periods.

     (4) For a description of the  circumstances  under which the Surrender  Charge may be payable under annuitization, see "Surrender Charge."


Example If you do not surrender your Contract (or if you annuitize under circumstances where a surrender charge is not payable)(5) at the end of the applicable time period a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets:

If all amounts are invested             1 year             3 years              5 years            10 years
in one of the following                 ------             -------              -------            --------
Series:

Emerging Growth                         $ 24                 $ 73                  N/A                  N/A
Enterprise                                21                   65                $ 111                 $239
Growth and Income                         23                   69                  N/A                  N/A
Domestic Income                           21                   65                  111                  239
Government                                21                   65                  111                  239
Money Market                              21                   65                  111                  239
Real Estate Securities                    26                   80                  N/A                  N/A
Emerging Markets Equity                   33                   99                  N/A                  N/A
International Magnum                      27                   82                  N/A                  N/A
Global Equity                             27                   82                  N/A                  N/A
Growth                                    24                   73                  N/A                  N/A
Value                                     24                   73                  N/A                  N/A
Mid Cap Value                             26                   79                  N/A                  N/A
High Yield                                24                   73                  N/A                  N/A
Fixed Income                              22                   68                  N/A                  N/A

     (5) For a description of the  circumstances  under which the Surrender  Charge may be payable under annuitization, see "Surrender Charge."

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. The Examples are based, with respect to all of the Series, on an estimated Average Account Value of $40,000.

                        SYNOPSIS OF CONTRACT PROVISIONS

     This synopsis should be read together with the other information set forth in this Prospectus. Variations due to requirements particular to your state are described in this Prospectus, or in your Contract, as appropriate.

     The Contracts are designed to provide retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide Fixed or Variable Annuity Payments.

MINIMUM INVESTMENT REQUIREMENTS

     Your initial purchase payment must be at least $5,000. The amount of any subsequent purchase payment that you make must be at least $100. If your Account Value falls below $500, we may cancel your interest in the Contract and treat it as a full surrender. We also may transfer funds from a Division (other than the Money Market Division) or Guarantee Period under your Contract without charge to the Money Market Division if the Account Value of that Division or Guarantee Period falls below $500. See "Contract Issuance and Purchase Payments."

PURCHASE PAYMENT ACCUMULATION

     Purchase payments will be accumulated on a variable or fixed basis until the Annuity Commencement Date. For variable accumulation, you may allocate part or all of your Account Value to one or more of the fifteen available Divisions of Separate Account D. Each such Division invests solely in shares of one of fifteen corresponding Series. See "The Series." As the value of the investments in a Series' shares increases or decreases, the value of accumulated purchase payments allocated to the corresponding Division increases or decreases, subject to applicable charges and deductions. See "Variable Account Value."

     For fixed accumulation, you may allocate part or all of your Account Value to one or more of the Guarantee Periods available in our Fixed Account at the time you make your allocation. Each Guarantee Period is for a different period of time and has a different Guaranteed Interest Rate. While allocated to a Guarantee Period, the value of accumulated purchase payments increases at the Guaranteed Interest Rate applicable to that Guarantee Period. See "The Fixed Account."

     Over the lifetime of your Contract, you may allocate part or all of your Account Value to no more than eighteen Divisions and Guarantee Periods. This limit includes those Divisions and Guarantee Periods from which you have either transferred or withdrawn all of your Account Value previously allocated to such Divisions or Guarantee Periods.

FIXED AND VARIABLE ANNUITY PAYMENTS

     You may elect to receive Fixed or Variable Annuity Payments, or a combination thereof, commencing on the Annuity Commencement Date. Fixed Annuity Payments are periodic payments from AGL, the amount of which is fixed and guaranteed by AGL. The amount of the payments will depend on the Annuity Payment Option chosen, the age and, in some cases, sex of the Annuitant, and the total amount of Account Value applied to the fixed Annuity Payment Option.

     Variable Annuity Payments are similar to Fixed Annuity Payments, except that the amount of each periodic payment from AGL will vary reflecting the net investment return of the Division or Divisions chosen in connection with a variable Annuity Payment Option. If the net investment return for a given month exceeds the assumed interest rate used in the Contract's annuity tables, the monthly payment will be greater than the previous payment. If the net investment return for a month is less than the assumed interest rate, the monthly payment will be less than the previous payment. The assumed interest rate used in the Contract's annuity tables is 3.5%. AGL may in the future offer other forms of the Contract with a lower assumed interest rate, and reserves the right to discontinue the offering of the higher interest rate form of Contract. See "Annuity Period and Annuity Payment Options."

CHANGES IN ALLOCATIONS AMONG DIVISIONS AND GUARANTEE PERIODS

     Prior to the Annuity Commencement Date, you may modify your election with respect to the allocation of future purchase payments to each of the various Divisions and Guarantee Periods, without charge.

     In addition, you may reallocate your Account Value among the Divisions and Guarantee Periods prior to the Annuity Commencement Date. Transfers out of a Guarantee Period, however, are subject to limitations as to amount. For these and other terms and conditions of transfer, see "Transfer, Surrender and Partial Withdrawal of Owner Account Value - Transfers."

     After the Annuity Commencement Date, you may make transfers among the Divisions or to a fixed Annuity Payment Option, but you may not make transfers from a fixed Annuity Payment Option. See "Annuity Period and Annuity Payment Options - Transfers."

SURRENDERS, WITHDRAWALS AND CANCELLATIONS

     You may make a total surrender of or partial withdrawal from your Contract at any time prior to the Annuity Commencement Date, by Written request to us. A Surrender Charge may be assessed and some surrenders and withdrawals may subject you to tax penalties. See "Surrenders and Partial Withdrawals."

     You may cancel your Contract by delivering it or mailing it with a Written cancellation request to our Home Office or to the sales representative through whom it was purchased, before the close of business on the tenth day after you receive the Contract. (In some cases, the Contract may provide for a 20 or 30-day, rather than a ten-day period.) If the foregoing items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by us on the date actually received.

     We will refund to you the Owner Account Value plus any premium taxes and Annual Contract Fee that have been deducted. In states where the law so requires, however, we will refund the greater of that amount or the amount of your purchase payments, or, if the law permits, the amount of your purchase payments.

DEATH PROCEEDS

     In the event that the Annuitant or Owner dies prior to the Annuity Commencement Date, a benefit is payable to the Beneficiary. See "Death Proceeds Prior to the Annuity Commencement Date."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

     Certain rights you would otherwise have under a Contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a Contract is used. We are not responsible for monitoring or assuring compliance with the provisions of any retirement plan.

COMMUNICATIONS TO US

     All communications to us should include your Contract number, your name and, if different, the Annuitant's name. Communications may be directed to the addresses and phone numbers on the cover of this Prospectus.

     Except as otherwise specified in this Prospectus, purchase payments or other communications are deemed received at our Home Office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

PERFORMANCE INFORMATION

     From time to time, Separate Account D may include in advertisements and other sales materials several types of performance information for the Divisions, including "average annual total return," "total return," and "cumulative total return." The Domestic Income Division, the Government Division, and the Growth and Income Division may also advertise "yield." The Money Market Division may advertise "yield" and "effective yield."

     The performance information that may be presented is not an estimate or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular Owner. Additional information concerning a Division's performance appears in the Statement.

     TOTAL RETURN AND YIELD QUOTATIONS. Average annual total return, total return, and cumulative total return calculations measure the net income of a Division plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in the Division for the period in question. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Division over the applicable period. Total return figures are also annualized, but do not, as described below, include the effect of any applicable Surrender Charge or Annual Contract Fee. Cumulative total return figures represent the cumulative change in value of an investment in a Division for various periods.

     Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Money Market Division) expressed as a percentage of the value of the Division's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Division generates the same level of net income over a one year period which is compounded on a semi-annual basis. The effective yield for the Money Market Division is calculated similarly but includes the effect of assumed compounding. The Money Market Division's effective yield will be slightly higher than its yield due to this compounding effect.

     Average annual total return figures include the deduction of all recurring charges and fees applicable under the Contract to all Owner accounts, including the Mortality and Expense Risk Charge, the Administrative Expense Charge, the applicable Surrender Charge that may be imposed at the end of the period in question, and a pro-rated portion of the Annual Contract Fee. Yield, effective yield, total return, and cumulative total return figures do not include the effect of any

Surrender Charge that may be imposed upon the redemption of Accumulation Units, and thus may be higher than if such charge were deducted. Total return and cumulative total return figures also do not include the effect of the Annual Contract Fee.

     DIVISION PERFORMANCE. The investment performance for each Division that invests in a corresponding Series of the Trust will generally reflect the investment performance of that corresponding Series for the periods stated. This information appears in the Statement. For periods prior to the date the Contracts became available, the performance information for a Division will be calculated on a hypothetical basis by applying current Separate Account fees and charges under the Contract to the historical performance of the corresponding Series. We may waive or reimburse certain fees or charges applicable to the Contract and such waivers or reimbursements will affect each Divisions's performance results.

     Information about the experience of the investment advisers to the Series of the Fund appears in the prospectus for the Fund.

FINANCIAL RATINGS


     AGL may also advertise its ratings by independent financial rating services, such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. Best's Insurance Reports, Life-Health Edition, 1996 reaffirmed AGL's rating of A++ (Superior) as of June, 1996 for financial position and operating performance. AGL has received the highest rating of AAA (Superior) from Standard & Poor's Corporation, reaffirmed as of November, 1996, and the highest rating of AAA from Duff & Phelps Credit Rating Co., reaffirmed as of August, 1996. The ratings from these three nationally recognized rating organizations reflect the claims paying ability and financial strength of AGL and are not a rating of investment performance that purchasers of insurance products have experienced or are likely to experience in the future.


OTHER INFORMATION

     In addition, AGL may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts. AGL may occasionally include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                             FINANCIAL INFORMATION

     The financial statements of AGL are located in the Statement. See the cover page of the Prospectus for information on how to obtain a copy of the Statement. The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its contractual obligations under the Contracts; they do not bear on the investment performance of Separate Account D.

     Financial statements of AGL and Separate Account D, including financial information about the Divisions which invest in the Series of the Trust are included in the Statement. See "Contents of Statement of Additional Information."

                                      AGL

     AGL is a stock life insurance company organized under the laws of the State of Texas, which is a successor in interest to a company originally organized under the laws of the State of Delaware in 1917. AGL is an indirect, wholly-owned subsidiary of American General Corporation (formerly American General Insurance Company), a diversified financial services holding company engaged primarily in the insurance business. The commitments under the Contracts are AGL's, and American General Corporation has no legal obligation to back those commitments.

                              SEPARATE ACCOUNT D

     Separate Account D was originally established on November 19, 1973 and consists of thirty-seven Divisions, fifteen of which are available under the Contracts offered by this Prospectus. Separate Account D is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

     Each Division of Separate Account D is part of AGL's general business and the assets of Separate Account D belong to AGL. Under Texas law and the terms of the Contracts, the assets of Separate Account D will not be chargeable with liabilities arising out of any other business which AGL may conduct, but will be held exclusively to meet AGL's obligations under variable annuity contracts. Furthermore, the income, gains, and losses, whether or not realized, from assets allocated to Separate Account D, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of AGL.

                                  THE SERIES

     The variable benefits under the Contracts are funded by fifteen Divisions of the Separate Account. These Divisions invest in shares of six separate investment Series of the Trust and nine separate Series of the Fund. The Trust and the Fund offer shares of these Series, without sales charges, exclusively to insurance company variable annuity and variable life insurance separate accounts and not directly to the public. The Trust and the Fund offer shares to variable annuity and variable life insurance separate accounts of insurers that are not affiliated with AGL. We do not see any conflict between Owners of Contracts and owners of variable life insurance policies or variable annuity contracts issued by insurance companies not affiliated with AGL. Nevertheless, the Board of Trustees of the Trust and the Board of Directors of the Fund will monitor to identify any material irreconcilable conflicts that may develop and determine what, if any, action should be taken in response. If it becomes necessary for any separate account to replace shares of any Series with another investment, the Series may have to liquidate securities on a disadvantageous basis.

     Any dividends or capital gain distributions attributable to Contracts are automatically reinvested in shares of the Series from which they are received at the Series' net asset value on the date payable. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Series and increasing, by an equivalent value, the number of shares outstanding of the Series. However, the value of your interest in the corresponding Division will not change as a result of any such dividends and distributions.

     The names of the Series of the Trust in which the available Divisions invest are as follows:

                 VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST


                           Emerging Growth Portfolio
                           Enterprise Portfolio
                           Growth and Income Portfolio
                           Domestic Income Portfolio
                           Government Portfolio
                           Money Market Portfolio
                           Real Estate Securities Portfolio


Van Kampen American Capital Asset Management, Inc. is the investment adviser of each Series of the Trust. Van Kampen American Capital Distributors, Inc., is the distributor of shares of each Series of the Trust. The investment adviser and the distributor are wholly-owned indirect subsidiaries of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisor activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

     The names of the Series of the Fund in which the available Divisions invest are as follows:

                 MORGAN STANLEY UNIVERSAL FUNDS, INC.


                           Emerging Markets Equity Portfolio
                           International Magnum Portfolio
                           Global Equity Portfolio
                           Growth Portfolio
                           Value Portfolio
                           Mid Cap Value Portfolio
                           High Yield Portfolio
                           Fixed Income Portfolio

     Morgan Stanley Asset Management Inc. Is the investment adviser of the Emerging Markets Equity, International Magnum, Global Equity and Growth Portfolios. Miller Anderson & Sherrerd, LLP is the investment adviser of the Value, Mid Cap Value, High Yield and Fixed Income Portfolios.


     Before selecting any Division, you should carefully read the prospectus that includes more complete information about the Series in which that Division invests, including investment objectives and policies, charges and expenses. You can find information about the investment performance of the Series of the Trust in the Statement and information about the experience of the investment advisers to the Series of the Fund in the prospectus for the Fund. You may obtain additional copies of such a prospectus by contacting AGL's Annuity Administration Department at the addresses and phone number set forth on the cover page of this Prospectus. When making your request, please specify the single or the several Series in which you are interested.

     High yielding fixed-income securities such as those in which the Domestic Income Portfolio invests are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Potential investors in this Division should carefully read the prospectus and related statement of additional information that pertains to this Series and consider their ability to assume the risks of making an investment in this Division.

VOTING PRIVILEGES

     The Owner prior to the Annuity Commencement Date and the Annuitant or other payee during the Annuity Period will be entitled to give us instructions as to how Series shares held in the Divisions of Separate Account D attributable to their Contract should be voted at meetings of shareholders of the Series. Those persons entitled to give voting instructions and the number of votes for which they may give directions will be determined as of the record date for a meeting. Separate Account D will vote all shares of each Series that it holds of record in accordance with instructions received with respect to all AGL annuity contracts participating in that Series.

     Separate Account D will also vote all shares of each Series for which no instructions have been received for or against any proposition in the same proportion as the shares for which voting instructions were received.

     Prior to the Annuity Commencement Date, the number of votes each Owner is entitled to direct with respect to a particular Series is equal to (a) the Owner's Variable Account Value attri butable to that Series divided by (b) the net asset value of one share of that Series. In determining the number of votes, fractional votes will be recognized. While a variable Annuity Payment Option is in effect, the number of votes an Annuitant or payee is entitled to direct with respect to a particular Series will be computed in a comparable manner, based on our liability for future Variable Annuity Payments with respect to that Annuitant or payee as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed interest rate used in determining the number of Annuity Units under a Contract and the applicable value of an Annuity Unit on the record date.

     Series shares held by insurance company separate accounts other than Separate Account D will generally be voted in accordance with instructions of participants in such other separate accounts.

     We believe that AGL's voting instruction procedures comply with current federal securities law requirements and interpretations thereof. However, AGL reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

                               THE FIXED ACCOUNT

     AMOUNTS IN THE FIXED ACCOUNT OR SUPPORTING FIXED ANNUITY PAYMENTS BECOME PART OF OUR GENERAL ACCOUNT. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS

PROSPECTUS THAT RELATE TO THE FIXED ACCOUNT OR FIXED ANNUITY PAYMENTS. DISCLOSURES REGARDING THESE MATTERS, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY-APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS IN PROSPECTUSES.

     Our obligations with respect to the Fixed Account are legal obligations of AGL and are supported by our General Account assets, which also support obligations incurred by us under other insurance and annuity contracts. Investments purchased with amounts allocated to the Fixed Account are the property of AGL, and Owners have no legal rights in such investments.

     Account Value that is allocated by the Owner to the Fixed Account earns a Guaranteed Interest Rate commencing with the date of such allocation. This Guaranteed Interest Rate continues for a number of years selected by the Owner from among the Guarantee Periods that we then offer. At the end of a Guarantee Period, the Owner's Account Value in that Guarantee Period, including interest accrued thereon, will be allocated to a new Guarantee Period of the same length unless AGL has received a Written request from the Owner to allocate this amount to a different Guarantee Period or Periods or to one or more of the Divisions of Separate Account D. We must receive this Written request at least three business days prior to the end of the Guarantee Period. If the Owner has not provided such Written request and the renewed Guarantee Period extends beyond the scheduled Annuity Commencement Date, we will nevertheless contact the Owner regarding the scheduled Annuity Commencement Date. If the Owner elects to annuitize in this circumstance, the Surrender Charge may be waived. (See "Annuity Payment Options" and "Surrender Charge.") The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guaran tee Period. We will notify the Owner at least 30 days and not more than 60 days prior to the end of any Guarantee Period. If the Owner's Account Value in a Guarantee Period is less than $500, we reserve the right to automatically transfer without charge, the balance to the Money Market Division at the end of that Guarantee Period, unless we have received in good order Written instructions to transfer such balance to a different Division.

     We declare the Guaranteed Interest Rates from time to time as market conditions dictate. We advise an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period at the time a pur chase payment is received, a transfer is effectuated or a Guarantee Period is renewed. A different rate of interest may be credited to one Guarantee Period than to another Guarantee Period that is the same length but that began on a different date. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.

     Each Guarantee Period has its own Guaranteed Interest Rate, which may differ from those for other Guarantee Periods. From time to time we will, at our discretion, change the Guaranteed Interest Rate for future Guarantee Periods of various lengths. These changes will not affect the Guaranteed Interest Rates being paid on Guarantee Periods that have already commenced. Each allocation or transfer of an amount to a Guarantee Period commences the running of a new

Guarantee Period with respect to that amount, which will earn a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Contract. Currently we make available a one year Guarantee Period, and no others. However we reserve the right to change the Guarantee Periods that we are making available at any time.

     AGL'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. AGL CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE STATED IN YOUR CONTRACT.

     Information concerning the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time may be obtained from your sales representative or from the addresses or phone numbers set forth on the cover page of this Prospectus.

                    CONTRACT ISSUANCE AND PURCHASE PAYMENTS

     The minimum initial purchase payment is $5,000. The amount of any subsequent purchase payment allocated to any Division or Guarantee Period must be at least $100. We reserve the right to modify these minimums, in our discretion.

     An application to purchase a Contract must be made by signed Written application form provided by AGL or by such other medium or format as may be agreed to by AGL and Van Kampen American Capital Distributors, Inc. as distributor of the Contracts. When a purchase payment accompanies an application to purchase a Contract and the application is properly completed, we will either process the application, credit the purchase payment, and issue the Contract or reject the application and return the purchase payment within two Valuation Dates after receipt of the application at our Home Office.

     If the application is not complete or is incorrectly completed, we will request additional documents or information within five Valuation Dates after receipt of the application at our Home Office. If a correctly-completed application is not received within five Valuation Dates after receipt of the purchase payment at our Home Office, we will return the purchase payment immediately unless the prospective purchaser specifically consents to our retaining the purchase payment until the application is made complete, in which case the initial purchase payment is credited as of the end of the Valuation Period in which we receive at our Home Office the last information required to process the application. Subsequent purchase payments are credited as of the end of the Valuation Period in which they and any required Written identifying information, are received at our Home Office. We reserve the right to reject any application or purchase payment for any reason.

     If the Owner's Account Value in any Division falls below $500 because of a partial withdrawal from the Contract, we reserve the right to transfer, without charge, the remaining balance to the Money Market Division. If the Owner's Account value in any Division falls below $500 because of a transfer to another Division or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the Division, Divisions or Fixed Account to which the transfer was made. These minimum requirements are waived for transfers under the Automatic Rebalancing program. See "Automatic Rebalancing." If the Owner's total Account Value falls below $500, we may cancel the Contract. Such a cancellation would be considered a full surrender of the Contract. We will provide you with 60 days' advance notice of any such cancellation.

So long as the Account Value does not fall below $500, you need make no further purchase payments. You may, however, elect to make subsequent purchase payments at any time prior to the Annuity Commencement Date and while the Owner and Annuitant are still living. Checks for subsequent purchase payments should be made payable to American General Life Insurance Company and forwarded directly to our Home Office. We also accept purchase payments by wire or by exchange from another insurance company. You may obtain further information about how to make purchase payments by either of these methods from your sales representative or from us at the addresses and telephone numbers on the cover page of this Prospectus. Purchase payments pursuant to salary reduction plans may be made only with our agreement.

     Your purchase payments begin to earn a return in the Divisions of Separate Account D or the Guarantee Periods of the Fixed Account as of the date we credit the purchase payments to your Contract. In your application form, you select (in whole percentages) the amount of each purchase payment that is to be allocated to each Division and each Guarantee Period. You can change these allocation percentages at any time by Written notice to us.

                              OWNER ACCOUNT VALUE

     Prior to the Annuity Commencement Date, your Account Value under a Contract is the sum of your Variable Account Value and Fixed Account Value, as discussed below.

VARIABLE ACCOUNT VALUE

     Your Variable Account Value as of any Valuation Date prior to the Annuity Commencement Date is the sum of your Variable Account Values in each Division of Separate Account D as of that date. Your Variable Account Value in any such Division is the product of the number of your Accumulation Units in that Division multiplied by the value of one such Accumulation Unit as of that Valuation Date. There is no guaranteed minimum Variable Account Value. To the extent that your Account Value is allocated to Separate Account D, you bear the entire risk of investment losses.

     Accumulation Units in a Division are credited to you when you allocate purchase payments or transferred amounts to that Division. Similarly, such Accumulation Units are canceled to the extent you transfer or withdraw amounts from a Division or to the extent necessary to pay certain charges under the Contract. The crediting or cancellation of Accumulation Units is based on the value of such Accumulation Units at the end of the Valuation Date as of which the related amounts are being credited to or charged against your Variable Account Value, as the case may be.

     The value of an Accumulation Unit for a Division on any Valuation Date is equal to the previous value of that Division's Accumulation Unit multiplied by that Division's net investment factor for the Valuation Period ending on that Valuation Date.

     The net investment factor for a Division is determined by dividing (1) the net asset value per share of the Series shares held by the Division, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Series shares held by the Division during the current Valuation Period, by (2) the net asset value per share of the Series shares held in the Division as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

FIXED ACCOUNT VALUE

     Your Fixed Account Value as of any Valuation Date prior to the Annuity Commencement Date is the sum of your Fixed Account Value in each Guarantee
Period as of that date. Your Fixed Account Value in any Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period less (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

     The Fixed Account Value is guaranteed by AGL. Therefore, AGL bears the investment risk with respect to amounts allocated to the Fixed Account, except to the extent that AGL may vary the Guaranteed Interest Rate for future Guarantee Periods (subject to the minimum Guaranteed Interest Rate stated in your Contract).

            TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL
                       WITHDRAWAL OF OWNER ACCOUNT VALUE

TRANSFERS

     Commencing 30 days after the Contract's date of issue and prior to the Annuity Commence ment Date, you may transfer your Account Value at any time among the available Divisions of Separate Account D and Guarantee Periods, subject to the conditions described below. Such transfers will be effective at the end of the Valuation Period in which we receive your Written or telephone transfer request.

     If a transfer would cause your Account Value in any Division or Guarantee Period to fall below $500, we reserve the right to also transfer the remaining balance in that Division or Guarantee Period in the same proportions as the transfer request.

     Prior to the Annuity Commencement Date and after the first 30 days following the date the Contract was issued, you may make up to twelve transfers each Contact Year without charge, but additional transfers will be subject to a $25 charge. Also, no more than 25% of the Account Value you allocated to a Guarantee Period at its inception may be transferred during any Contract Year. This 25% limitation does not apply to transfers from the one-year Guarantee Period, to transfers within 15 days before or after the end of the Guarantee Period in which the transferred amounts were being held or to a renewal at the end of the Guarantee Period to the same Guarantee Period.

     Subject to the above general rules concerning transfers, you may establish an automatic transfer plan, whereby amounts are automatically transferred by us from the Money Market Division or the one-year Guarantee Period to one or more other Divisions or Guarantee Periods (if available) on a monthly, quarterly, semi-annual or annual basis. Transfers under such automatic transfer plan will not count towards the twelve free transfers each Contract Year, and will not incur a $25 charge. You may obtain additional information about how to establish an automatic transfer program from your sales representative or from us at the telephone numbers and addresses on the front cover of this Prospectus.

     If the person or persons that are entitled to make transfers have provided a Written request for the Telephone Transfer Privilege form that is on file with us, transfers may be made pursuant to telephone instructions, subject to the terms of the Telephone Transfer Privilege authorization. We will honor telephone transfer instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Currently we attempt to limit the availability of telephone transfer instructions only to the Owner of the Contract for which instruction is received. Under the Telephone Transfer Privilege we are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine, including losses arising from errors in the communication of transfer instructions. We have established procedures for accepting telephone transfer instructions, which include verification of the Contract number, the identity of the caller, both the Annuitant's and Owner's names, and a form of personal identification from the caller. We will mail to the Owner a written confirmation of the transaction. If several persons seek to effect telephone transfers at or about the same time, or if our recording equipment malfunctions, it may be impossible for you to make a telephone transfer at the time you wish. If this occurs, you should submit a Written transfer request. Also, if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone exchanges is 1-800-200-3883.

The Contracts are not designed for professional market timing organizations or other entities utilizing programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policy regarding transfers.

AUTOMATIC REBALANCING

     Automatic Rebalancing within the Separate Account is available for Contracts with an Account Value of $25,000 and larger at the time the application for Automatic Rebalancing is received. Application for Automatic Rebalancing can be made either at issue or after issue, and may subsequently be discontinued.

     Automatic Rebalancing occurs when funds are transferred by us among the Separate Account Divisions so that the values in each Division match the Owner's percentage allocation for Automatic Rebalancing then in effect. Automatic Rebalancing is available on a quarterly, semi-annual or annual basis, measured from the Contract Anniversary date. A Contract Anniversary date which falls on the 29th, 30th, or 31st of the month will result in Automatic Rebalancing as of the 1st of the next month. Automatic Rebalancing does not permit transfers to or from any Guarantee Period. Transfers under Automatic Rebalancing will not count towards the twelve free transfers each Contract Year, and will not incur a $25 charge.

SURRENDERS AND PARTIAL WITHDRAWALS

     At any time prior to the Annuity Commencement Date and while the Annuitant is still living, the Owner may make a full surrender of or partial withdrawal from his or her Contract.

     The amount payable to the Owner upon full surrender is the Owner's Account Value at the end of the Valuation Period in which we receive a Written surrender request in good order, minus any applicable Surrender Charge, minus the amount of any uncollected Contract Fee (see "Annual Contract Fee") and minus any applicable premium tax. Our current practice is to require that you return the Contract with any request for a full surrender. After a full surrender, or if the Owner's

Account Value falls to zero, all rights of the Owner, Annuitant or any other person with respect to the Contract will terminate, subject to a right to reinstate the Contract. (See "One-Time Reinstatement Privilege.") All collateral assignees of record must consent to any full surrender or partial withdrawal.

     Your Written request for a partial withdrawal should specify the Divisions of Separate Account D, or the Guarantee Periods of the Fixed Account, from which you wish the partial withdrawal to be made. If you do not specify, or if the withdrawal cannot be made in accordance with your specification, to the extent necessary the withdrawal will be taken pro-rata from the Divisions and Guarantee Periods, based on your Account Value in each. Partial withdrawal requests must be for at least $100 or, if less, all of your Account Value. If your remaining Account Value in a Division or Guarantee Period would be less than $500 as a result of the withdrawal (except for the Money Market Division), we reserve the right to transfer, without charge, the remaining balance to the Money Market Division. Unless you request otherwise, upon a partial withdrawal, your Accumulation Units and Fixed Account interests that are cancelled will have a total value equal to the amount of the withdrawal request, and the amount payable to you will be the amount of the withdrawal request less any Surrender Charge, and premium tax if applicable, payable upon the partial withdrawal.

     We also make available a systematic withdrawal plan under which you may make automatic partial withdrawals at periodic intervals in a specified amount, subject to the terms and conditions applicable to other partial withdrawals. Additional information about how to establish such a systematic withdrawal program may be obtained from your sales representative or from us at the addresses and phone numbers set forth on the cover page of this Prospectus. We reserve the right to modify or terminate our procedures for systematic withdrawals at any time.

     The Code provides that a penalty tax will be imposed on certain premature surrenders or withdrawals. For a discussion of this and other tax implications of total surrenders and systematic and other partial withdrawals, including withholding requirements, see "Federal Income Tax Matters."

                  ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS

ANNUITY COMMENCEMENT DATE

     The Owner may select the Annuity Commencement Date when applying to purchase a Contract and may change a previously-selected date at any time prior to the beginning of an Annuity Payment Option by submitting a Written request, subject to Company approval. The Annuity Commencement Date may be any day of any month up to the Annuitant's one hundredth birthday inclusive. (Pennsylvania has special limitations which may require the Annuity Commencement Date to be as early as age 85 but in no event beyond age 90.) See "Federal Income Tax Matters" for a description of the penalties that may attach to distributions prior to the Annuitant's attaining age 59 1/2 under any Contract or after April 1 of the year following the calendar year in which the Annuitant attains age 70 1/2 under Qualified Contracts.

APPLICATION OF OWNER ACCOUNT VALUE

     We will automatically apply your Variable Account Value in any Division to provide Variable Annuity Payments based on that Division and your Fixed Account Value to provide Fixed Annuity Payments. However, if you give us other Written instructions at least thirty days prior to the Annuity Commencement Date, we will apply your Account Value in different proportions.

     We deduct any applicable state and local premium taxes from the amount of Account Value being applied to an Annuity Payment Option. In some cases, we may deduct a Surrender Charge from the amount being applied. See "Surrender Charge." Subject to any such adjustments, your Variable and Fixed Account Value are applied to an Annuity Payment Option, as discussed below, as of the end of the Valuation Period that contains the tenth day prior to the Annuity Commencement Date.

FIXED AND VARIABLE ANNUITY PAYMENTS

     The amount of the first monthly Fixed or Variable Annuity Payment will be at least as favorable as that produced by the annuity tables set forth in the Contract, based on the amount of your Account Value that is applied to provide the Fixed or Variable Annuity Payments. Thereafter, the amount of each monthly Fixed Annuity Payment is fixed and specified by the terms of the Annuity Payment Option selected.

     The Account Value that is applied to provide Variable Annuity Payments is converted to a number of Annuity Units by dividing the amount of the first Variable Annuity Payment by the value of an Annuity Unit of the relevant Division as of the end of the Valuation Period that includes the tenth day prior to the Annuity Commencement Date. This number of Annuity Units thereafter remains constant with respect to any Annuitant, and the amount of each subsequent Variable Annuity Payment is determined by multiplying this number by the value of an Annuity Unit as of the end of the Valuation Period that contains the tenth day prior to the date of each payment. If the Variable Annuity Payments are based on more than one Division, these calculations are performed separately for each Division. The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period, multiplied by the net investment factor (see "Variable Account Value") for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Contract's annuity tables.

     As a result of the foregoing computations, if the net investment return for a Division for any month is at an annual rate of more than the assumed interest rate used in the Contract's annuity tables, any Variable Annuity Payment based on that Division will be greater than the Variable Annuity Payment based on that Division for the previous month. If the net investment return for a Division for any month is at an annual rate of less than the assumed interest rate used in the Contract's annuity tables, any Variable Annuity Payment based on that Division will be less than the Variable Annuity Payment based on that Division for the previous month.

ANNUITY PAYMENT OPTIONS

     The Owner may elect to have annuity payments made beginning on the Annuity Commence ment Date under any one of the Annuity Payment Options described below. We will notify the Owner 60 to 90 days prior to the scheduled Annuity Commencement Date that the Contract is scheduled to mature, and request that an Annuity Payment Option be selected. If the Owner has not selected an Annuity Payment Option ten days prior to the Annuity Commencement Date, we will proceed as follows: (1) if the scheduled Annuity Commencement Date is any date prior to the Annuitant's one hundredth birthday, we will extend the Annuity Commencement Date to the Annuitant's one hundredth birthday; or (2) if the scheduled Annuity Commencement Date is the Annuitant's one hundredth birthday, the Account Value less any applicable charges and premium taxes will be paid in one sum to the Owner. This procedure is different in Pennsylvania because the Annuity Commencement Date cannot exceed age 90.

     The Code imposes minimum distribution requirements that have a bearing on the Annuity Payment Option that should be chosen in connection with Qualified Contracts. See "Federal Income Tax Matters." We are not responsible for monitoring or advising Owners as to whether the minimum distribution requirements are being met, unless we have received a specific Written request to do so.

     No election of any Annuity Payment Option may be made unless an initial annuity payment of at least $100 would be provided, where only a Fixed or only Variable Annuity Payments are elected, and $50 on each basis when a combination of Variable and Fixed Annuity Payments is elected. If these minimums are not met, we will first reduce the frequency of annuity payments, and if the minimums are still not met, we will make a lump-sum payment to the Annuitant or other properly-designated payee in the amount of the Owner's Account Value, less any applicable Surrender Charge, any uncollected Annual Contract Fee, and any applicable premium tax.

     The Owner, or if the Owner has not done so, the Beneficiary may, within 60 days after the death of the Owner or Annuitant, elect that any amount due to the Beneficiary be applied under any option described below, subject to certain tax law requirements. See "Death Proceeds." Thereafter, the Beneficiary will have all the remaining rights and powers under the Contract and be subject to all the terms and conditions thereof. The first annuity payment will be made at the beginning of the second month following the month in which we approve the settlement request. Annuity Units will be credited based on Annuity Unit Values at the end of the Valuation Period that contains the tenth day prior to the beginning of said second month.

     When an Annuity Payment Option becomes effective, the Contract must be delivered to our Home Office, in exchange for a payment contract providing for the option elected.

     Information about the relationship between the Annuitant's sex and the amount of annuity payments, including requirements for gender-neutral annuity rates in certain states and in connection with certain employee benefit plans is set forth under "Gender of Annuitant" in the Statement. See "Contents of Statement of Additional Information."

OPTION 1 - LIFE ANNUITY - Annuity payments are payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. It would be possible under this arrangement for the Annuitant or other payee to receive only one annuity payment if the Annuitant died prior to the second annuity payment, since no minimum number of payments is guaranteed.

OPTION 2 - LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN - Annuity payments are payable monthly during the lifetime of an Annuitant; provided, that if the Annuitant dies during the period certain, the Beneficiary is entitled to receive monthly payments for the remainder of the period certain.

OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY - Annuity payments are payable monthly during the lifetime of the Annuitant and another payee and continue during the lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. It is possible under this option for the Annuitant or other payee to receive only one annuity payment if both die before the second annuity payment, since no minimum number of payments is guaranteed. If one of these persons dies before the Annuity Commencement Date, the election of this option is revoked, the survivor becomes the sole Annuitant, and no death proceeds are payable by virtue of the death of the other Annuitant.

OPTION 4 - PAYMENTS FOR DESIGNATED PERIOD - Annuity payments are payable monthly to an Annuitant or other properly-designated payee, or at his or her death, the Beneficiary, for a selected number of years ranging from five to forty. If this option is selected on a variable basis, the designated period may not exceed the life expectancy of such Annuitant or other properly-designated payee.

OPTION 5 - PAYMENTS OF A SPECIFIC DOLLAR AMOUNT - The amount due is paid in equal monthly installments of a designated dollar amount (not less than $125 nor more than $200 per annum per $1,000 of the original amount due) until the remaining balance is less than the amount of one installment. If the person receiving these payments dies, the remaining payments continue to be made to the Beneficiary. Payments under this option are available on a fixed basis only. To determine the remaining balance at the end of any month, such balance at the end of the previous month is decreased by the amount of any installment paid during the month and the result will be accumulated at an interest rate not less than 3.5% compounded annually. If the remaining balance at any time is less than the amount of one installment, such balance will be paid and will be the final payment under the option.

     Under the fourth option there is no mortality guarantee by us, even though Variable Annuity Payments will be reduced as a result of a charge to Separate Account D which is partially for mortality risks. See "Charge to Separate Account D."

     A payee receiving Variable (but not Fixed) Annuity Payments under the fourth option can elect at any time to commute (terminate) such option and receive the current value of the annuity, which would be based on the values next determined after the Written request for payment is received by us. The current value of the annuity under the fourth option is the value of all remaining annuity payments, assumed to be level, discounted to present value at an annual rate of 3.5%. Other than by election of such a lump-sum payment under the fourth option, an Annuity Payment Option may not be terminated once annuity payments have commenced.

     Under federal tax regulations, the election of the fourth or fifth options may be treated in the same manner as a surrender of the total account. For tax consequences of such treatment, see "Federal Income Tax Matters." Also, in such a case, tax-deferred treatment of subsequent earnings may not be available.

     ALTERNATIVE AMOUNT UNDER FIXED LIFE ANNUITY OPTIONS - Each Contract provides that when Fixed Annuity Payments are to be made under one of the first three Annuity Payment Options described above, the Owner (or if the Owner has not elected a payment option, the Beneficiary) may elect monthly payments to the Annuitant or other properly-designated payee equal to the monthly payment available under similar circumstances based on single payment immediate fixed annuity rates then in use by us. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed annuity purchase rate then offered by us for new single payment immediate annuity contracts is more favorable than the annuity rates guaranteed by the Contract, the Annuitant or other properly-designated payee will be given the benefit of the new annuity rates.

     In lieu of monthly payments, payments may be elected on a quarterly, semi-annual or annual basis, in which case the amount of each annuity payment will be determined on a basis consistent with that described above for monthly payments.

TRANSFERS

     After  the   Annuity   Commencement   Date,   the   Annuitant   or  other
properly-designated payee may make one transfer every 180 days among the available Divisions of Separate Account D or from the Divisions to a fixed Annuity Payment Option. No charge will be assessed for such transfer. No transfers from a fixed to a variable Annuity Payment Option are permitted. If a transfer would cause the value that is attributable to a Contract in any Division to fall below $500, we reserve the right to transfer the remaining balance in that Division in the same proportion as the transfer request. Transfers will be effected at the end of the Valuation Period in which we receive the Written transfer request at our Home Office. We reserve the right to terminate or restrict transfers at any time.

                                DEATH PROCEEDS

DEATH PROCEEDS PRIOR TO THE ANNUITY COMMENCEMENT DATE

     The death proceeds described below are payable to the Beneficiary under the Contract if, prior to the Annuity Commencement Date, any of the following events occurs: (a) the Annuitant dies and no Contingent Annuitant has been named under a Non-Qualified Contract; (b) the Annuitant dies and we also receive proof of death of any named Contingent Annuitant; or (c) the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Contract dies, regardless of whether said deceased Owner was also the Annuitant (however, if the Beneficiary is the Owner's surviving spouse, the Beneficiary may elect to continue the Contract as described in the second paragraph below). The death proceeds, prior to deduction of any applicable premium taxes, will equal the greatest of (1) the sum of all net purchase payments made (less any previously-deducted premium taxes and all prior partial withdrawals), (2) the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written request as to the manner of payment, or (3) the Highest Anniversary Value prior to the date of death, as defined below.

     The Highest Anniversary Value prior to the date of death will be determined as follows:

          First,  we will  calculate the Account  Values at the end of each of
          the  past  Contract   Anniversaries   that  occurred  prior  to  the
          deceased's 81st birthday;

          Second, each of the Account Values will be increased by the amount of net purchase payments made since the end of such Contract Years; and

          Third, the result will be reduced by the amount of any withdrawals made since the end of such Contract Years.

     The Highest Anniversary Value will be an amount equal to the highest of such values. The Highest Anniversary Value will not be calculated after the 81st birthday. Net purchase payments are purchase payments less applicable premium tax.

     We will pay the death proceeds to the Beneficiary as of the date the proceeds become payable. Such date is the end of the Valuation Period in which we receive proof of the Owner's or Annuitant's death and a Written request in good order from the Beneficiary as to the manner of payment.

     If the Owner has not already done so, the Beneficiary may, within sixty days after the date the death proceeds become payable, elect to receive the death proceeds as a lump sum or in the form of one of the Annuity Payment Options provided in the Contract. See "Annuity Payment Options." If we receive no request as to the manner of payment, we will make a lump-sum payment, based on values determined at that time.

     If the Owner under a Non-Qualified Contract dies prior to the Annuity Commencement Date, the Code requires that all amounts payable under the Contract be distributed (a) within five years of the date of death or (b) as annuity payments beginning within one year of the date of death and continuing over a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Contract as the new Owner and, if the original Owner was the Annuitant, as the new Annuitant. If the Owner is not a natural person, these requirements apply upon the death of the primary Annuitant within the meaning of the Code. Failure to satisfy these Code distribution requirements may result in serious adverse tax consequences. Under a parallel section of the Code, similar requirements apply to retirement plans in connection with which Qualified Contracts are issued.

DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE

     If the Annuitant dies following the Annuity Commencement Date, the only amounts payable to the Beneficiary or other properly-designated payee are any continuing payments provided for under the Annuity Payment Option selected. See "Annuity Payment Options." In such a case, the payee will have all the remaining rights and powers under a Contract and be subject to all the terms and conditions thereof. Also, if the Annuitant dies following the Annuity Commencement Date, no previously named Contingent Annuitant can become the Annuitant.

     If the payee under a Non-Qualified Contract dies after the Annuity Commencement Date, any remaining amounts payable under the terms of the Annuity Payment Option must be distributed at least as rapidly as under the method of distribution then in effect. If the payee is not a natural person, this requirement applies upon the death of the primary Annuitant within the meaning of the Code. Failure to satisfy these requirements of the Code may result in serious adverse tax consequences. Under a parallel section of the Code, similar requirements apply to the retirement plans in connection with which Qualified Contracts are issued.

PROOF OF DEATH

     We accept the following as proof of any person's death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to us.

     Once we have paid the death proceeds, the Contract terminates and we have no further obligations thereunder.

                          CHARGES UNDER THE CONTRACTS

PREMIUM TAXES

     When applicable, we will deduct an amount to cover premium taxes imposed by certain states. We may deduct such amount either at the time the tax is imposed or later. Such deduction may be made, in accordance with applicable state law:

(1)  from purchase payment(s) when received; or
(2)  from the Owner's Account Value at the time annuity payments begin; or
(3)  from the amount of any partial withdrawal; or
(4) from proceeds payable upon termination of the Contract for any other reason, including death of the Annuitant or Owner, or surrender of the Contract.

     If premium tax is paid, AGL may reimburse itself for such tax when deduction is being made under items 2, 3, or 4 above calculated by multiplying the sum of Purchase Payments being withdrawn by the applicable premium tax percentage.

     Applicable premium tax rates depend upon the Owner's then-current place of residence. Applicable rates currently range from 0% to 3.5% and are subject to change by legislation, administrative interpretations or judicial acts. We will not make a profit on this charge.

SURRENDER CHARGE

     The Surrender Charge reimburses us for part of our expenses related to distributing the Contracts. We believe, however, that the amount of such expenses will exceed the amount of revenues generated by the Surrender Charge. We will pay such excess out of our general surplus, which might include profits from the charge for the assumption of mortality and expense risks.

     Unless a withdrawal is exempt from the Surrender Charge (as discussed below), the Surrender Charge is a percentage of the amount of each purchase payment that is withdrawn during the first seven years after it was received. The percentage declines depending on how many years have passed since the withdrawn purchase payment was originally credited to your Account Value, as follows:

                                                           SURRENDER CHARGE AS A
        YEAR OF PURCHASE                                   PERCENTAGE OF PURCHASE
        PAYMENT WITHDRAWAL                                 PAYMENT WITHDRAWN
               1st                                                  6%
               2nd                                                  6%
               3rd                                                  5%


                                      28

               4th                                                  5%
               5th                                                  4%
               6th                                                  3%
               7th                                                  2%
               Thereafter                                           0%

     Only for the purpose of computing the Surrender Charge, the earliest purchase payments are deemed to be withdrawn first, and before any amounts in excess of purchase payments are withdrawn from your Account Value. The following transactions will be considered as withdrawals for purposes of assessing the Surrender Charge: total surrender, partial withdrawal, commencement of an Annuity Payment Option, and termination due to insufficient Account Value.

     Nevertheless, the Surrender Charge will NOT apply to withdrawals in the following circumstances:

     The amount of withdrawals that exceeds the cumulative amount of your purchase payments;

     Death of the Annuitant, at any age, after the Annuity Commencement Date;

     Death of the Annuitant, at any age, prior to the Annuity Commencement Date, provided no Contingent Annuitant survives;

     Death of the Owner, including the first to die in the case of joint Owners of a Non-Qualified Contract;

     Annuitization over at least 10 years, or life contingent annuitization where the life expectancy is at least 10 years;

     Within the 30 day window under the One-Time Reinstatement Privilege;

     If the Annuitant has been confined to a long-term care facility or is subject to a terminal illness (to the extent that the rider for these matters is available in your state), as set forth under "Long-Term Care and Terminal Illness".

     The Surrender Charge also does NOT apply to the surrender of a Contract, or to the withdrawal of Contract Value (limited to the Variable Account Value and the one year Guarantee Period) of a Contract, issued to owners who are:
(1) employees or registered representatives (or the spouses or minor children of employees or registered representatives) of any broker-dealer authorized to sell the Contracts, or (2) officers, directors, or bona-fide full-time employees of AGL or American General Securities Incorporated, the principal underwriter of the Contracts, or their affiliated companies, or Van Kampen American Capital Distributors, Inc., the distributor of the Contracts. These waivers of Surrender Charge are based upon the Contract Owner's status at the time the Contract was purchased.

     In addition, the Surrender Charge does NOT apply to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 10% of the amount of your purchase payments that (a) have not previously been withdrawn and (b) have been credited to the Contract for at least one year. If multiple withdrawals are made during a Contract Year, the amount eligible for the free withdrawal will be recalculated at the time of each withdrawal. After the first Contract Year, non-automatic and automatic withdrawals may be made in the same Contract Year subject to the 10% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 10% free withdrawal.


     The Surrender Charge will not apply to any amounts withdrawn which are in excess of the amount permitted by the 10% free withdrawal privilege, described above, if such amounts are required to be withdrawn to obtain or retain favorable tax treatment. For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if assets are withdrawn from a Contract funding such trust more rapidly than the 10% free withdrawal privilege would permit. This exception is subject to our approval.


     A free withdrawal pursuant to any of the foregoing Surrender Charge exceptions is not deemed to be a withdrawal of purchase payments, except for purposes of computing the 10% free withdrawal described in the preceding paragraph. A penalty tax may be imposed on distributions if the recipient is under age 59 1/2. See "Penalty Tax on Premature Distributions."

TRANSFER CHARGES

     The charges to defray the expense of effecting transfers are described under "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers" and "Annuity Period and Annuity Payment Options - Transfers." These charges are designed not to yield a profit to us.

ANNUAL CONTRACT FEE

     An Annual Contract Fee of $30 will be deducted from each Owner's Account Value at the end of each Contract Year prior to the Annuity Commencement Date. This Fee is for administrative expenses (which do not include expenses of distributing the Contracts), and we do not expect that the revenues we will derive from this Fee will exceed such expenses. Unless paid directly, the Fee will be allocated among the Guarantee Periods and Divisions in proportion to your Account Value in each. The entire Fee for the year will be deducted from the proceeds of any full surrender. We reserve the right to waive the Fee.

CHARGE TO SEPARATE ACCOUNT D

     To offset other administrative expenses not covered by the Annual Contract Fee discussed above, and to compensate us for assuming mortality and expense risks under the Contracts, Separate Account D will incur a daily charge at an annualized rate of 1.40% of the average daily net asset value of Separate Account D attributable to the Contracts. Of this amount, .15% is for administrative expenses and 1.25% is for the assumption of mortality and expense risks. We do not expect to earn a profit on that portion of the charge which is for administrative expenses, but we do expect to derive a profit from the portion which is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges imposed on a given Contract and the amount of expenses actually attributable to that Contract.

     In assuming the mortality risk, we are subject to the risk that our actuarial estimate of mortality rates may prove erroneous and that Annuitants will live longer than expected, or that more Owners or Annuitants than expected will die at a time when the death benefit guaranteed by us is higher than the net surrender value of their interests in the Contracts. In assuming the expense risk, we are subject to the risk that the revenues from the expense charges under the Contracts (which charges are guaranteed not to be increased) will not cover our expense of administering the Contracts.

MISCELLANEOUS

     Charges and expenses are paid out of the assets of each Series, as described in the prospectus relating to that Series. We reserve the right to impose charges or establish reserves for any federal or local taxes incurred or that may be incurred by us, and that may be deemed attributable to the Contracts.

SYSTEMATIC WITHDRAWAL PLAN

     Automatic partial withdrawals, with minimum payments of $100, may be made at periodic intervals through a systematic withdrawal program and the Contract Owner may choose from payment schedules of monthly, quarterly, semi-annually, or annually, and may start, stop, increase or decrease payments. Withdrawals may start as early as 30 days after the issue date of the Contract and may be taken from the Fixed Account or any Division, as specified by the Owner. Systematic withdrawals are subject to the terms and conditions applicable to other partial withdrawals, including Surrender Charges and exceptions to Surrender Charges.

ONE-TIME REINSTATEMENT PRIVILEGE

     If the Account Value is at least $500, the Owner may elect to reinvest all of the proceeds that were previously liquidated from the Contract within the past 30 days and have the Surrender Charge and any Annual Contract Fee not then due credited back to the Contract. The funds will be reinvested at the value next following the date of receipt of the reinstated Account Value. Unless you request otherwise, the reinstated Account Value will be allocated among the Divisions and Guarantee Periods in the same proportions as the prior surrender. You may use this privilege only once.

REDUCTION IN SURRENDER CHARGES OR ADMINISTRATIVE CHARGES

     We may reduce the Surrender Charges or administrative charges imposed under certain Qualified Contracts in connection with employer-sponsored plans. Any such reductions will reflect differences in costs or services (due to such factors as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform) and will not be unfairly discriminatory as to any person.

                      LONG-TERM CARE AND TERMINAL ILLNESS

     THE RIDER DESCRIBED BELOW IS NOT AVAILABLE IN ALL STATES, AND YOU SHOULD THEREFORE CONSULT YOUR SALES REPRESENTATIVE OR OUR HOME OFFICE AS TO WHETHER IT WILL APPLY TO YOU. THERE IS NO SEPARATE CHARGE FOR THIS RIDER.

LONG-TERM CARE

     Pursuant to a special Contract rider, no Surrender Charge will apply to a partial withdrawal or total surrender made during any period of time that the Annuitant is confined for 30 days or more (or within 30 days after discharge) in a hospital or state-licensed in-patient nursing facility. We must receive Written proof of such confinement that is satisfactory to us.

TERMINAL ILLNESS

     The rider also provides that no Surrender Charge will apply to a partial withdrawal or total surrender if we have received a physician's Written certification that the Annuitant is considered to be terminally ill and not expected to live more than twelve months and have waived or exercised our right to a second physician's opinion.

                        OTHER ASPECTS OF THE CONTRACTS

     Only an officer of AGL can agree to change or waive the provisions of any Contract. The Contracts are non-participating and are not entitled to share in any dividends, profits or surplus of AGL.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

     The Owner of a Contract will be the same as the Annuitant, unless the purchaser designates a different Owner when applying to purchase a Contract. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Contract. The Annuitant and any Contingent
Annuitant are designated in the application for a Contract and may not thereafter be changed.

     The Beneficiary and any Contingent Beneficiary are designated when applying to purchase a Contract. A Beneficiary or Contingent Beneficiary may be changed by the Owner prior to the Annuity Commencement Date, while the Annuitant is still alive, and by the payee following the Annuity Commencement Date. Any designation of a new Beneficiary or Contingent Beneficiary is effective as of the date it is signed but will not affect any payments we make or action we take before receiving the Written request. We also need the Written consent of any irrevocably-named Beneficiary or Contingent Beneficiary before making a change. Under certain retirement programs, spousal consent may be required to name a Beneficiary other than the spouse or to change a Beneficiary to a person other than the spouse. We are not responsible for the validity of any designation of a Beneficiary or Contingent Beneficiary.

     If no named Beneficiary or Contingent Beneficiary is living at the time any payment is to be made, the Owner will be the Beneficiary, or if the Owner is not then living, the Owner's estate will be the Beneficiary.

     Rights under a Qualified Contract may be assigned only in certain narrow circumstances referred to therein. Owners and other payees may assign their rights under Non-Qualified Contracts, including their ownership rights. We take no responsibility for the validity of any assignment. A change in ownership rights must be made in Writing and a copy must be sent to our Home Office. The change will be effective on the date it was made, although we are not bound by a change until the date we record it. The rights under a Contract are subject to any assignment of record at our Home Office. An assignment or pledge of a Contract may have adverse tax consequences. See "Federal Income Tax Matters."

REPORTS

     We will mail to Owners (or persons receiving payments following the Annuity Commencement Date), at their last known address of record, any reports and communications required by applicable law or regulation. You should therefore give us prompt written notice of any address change.

RIGHTS RESERVED BY US

     Upon notice to the Owner, a Contract may be modified by us, to the extent necessary in order to (1) operate Separate Account D in any form permitted under the 1940 Act or in any other form permitted by law; (2) transfer any assets in any Division to another Division, or to one or more separate accounts, or the Fixed Account; (3) add, combine or remove Divisions in Separate Account D, or combine the Separate Account with another separate account; (4) add, restrict or remove Guarantee Periods of the Fixed Account;
(5) make any new Division  available to you on a basis to be determined by us;
(6)substitute,  for the  shares  held in any  Division,  the shares of another
Series or the shares of another investment company or any other investment permitted by law; (7) make any changes required by the Code or by any other applicable law, regulation or interpretation in order to continue treatment of the Contract as an annuity; (8) commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with applicable state law; or
(9) make any changes required to comply with the rules of any Series. When required by law, we will obtain your approval of changes and the approval of any appropriate regulatory authority.

PAYMENT AND DEFERMENT

     Amounts surrendered or withdrawn from a Contract will normally be paid within seven calendar days after the end of the Valuation Period in which we receive the Written surrender or withdrawal request in good order. In the case of payment of death proceeds, if we do not receive a Written request as to the manner of payment within 60 days after the death proceeds become payable, any death benefit proceeds will be paid as a lump sum, normally within seven calendar days after the end of the Valuation Period that contains the last day of said 60 day period. We reserve the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. Also, we reserve the right to defer payment of that portion of your Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Finally, we reserve the right to defer payment of any surrender and annuity payment amounts or death benefit amounts of any portion of the Variable Account Value if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Variable Account Value; or (c) the Securities and Exchange Commission by order permits the delay for the protection  of Owners.  Transfers and  allocations  of Account Value among the
Divisions   and  the  Fixed   Account  may  also  be  postponed   under  these
circumstances.

                          FEDERAL INCOME TAX MATTERS

GENERAL

     It is not possible to comment on all of the federal income tax consequences associated with the Contracts. Federal income tax law is complex and its application to a particular person may vary according to facts peculiar to such person. Consequently, this discussion is not intended as tax advice, and you should consult with a competent tax adviser before purchasing a Contract.

     The discussion is based on the law, regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

     The discussion does not address state or local tax, estate and gift tax, or social security tax consequences associated with the Contracts.

NON-QUALIFIED CONTRACTS

     PURCHASE PAYMENTS. Purchasers of a Contract that does not qualify for special tax treatment and is therefore "Non-Qualified" may not deduct from their gross income the amount of purchase payments made.

     TAX DEFERRAL PRIOR TO ANNUITY COMMENCEMENT DATE. Owners who are natural persons are not taxed currently on increases in their Account Value resulting from interest earned in the Fixed Account or, if certain diversification requirements are met, the investment experience of Separate Account D. This treatment applies to Separate Account D only if it invests in Series that are "adequately diversified" in accordance with Treasury Department regulations. Although we do not control the Series, the investment advisers to the Series have undertaken to use their best efforts to operate the Series in compliance with these diversification requirements. A Contract investing in a Series that failed to meet the diversification requirements would subject Owners to current taxation of income in the Contract that has not previously been taxed. Income means the excess of the Account Value over the Owner's investment in the Contract (discussed below).

     Current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause Owners or persons receiving annuity payments to be treated as the owners of Separate Account D assets for tax purposes. We reserve the right to amend the Contracts in any way necessary to avoid any such result. The Treasury Department has stated that it may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

     Owners that are not natural persons -- that is, Owners such as corporations -- are taxed currently on annual increases in their Account Value unless an exception applies. Exceptions exist for, among other things, Owners that are not natural persons but that hold the Contract as an agent for a natural person.

     TAXATION OF ANNUITY PAYMENTS. Each annuity payment received after the Annuity Commencement Date is excludible from gross income in part. In the case of Fixed Annuity Payments, the excludible portion is determined by multiplying the amount paid by the ratio of the investment in the Contract (discussed below) to the expected return under the fixed Annuity Payment Option. In the case of Variable Annuity Payments, the amount paid is multiplied by the ratio of the investment in the Contract to the number of expected payments. In both cases, the remaining portion of each annuity payment, and all payments made after the investment in the Contract has been reduced to zero, are included in the payee's income. Should annuity payments cease on account of the death of the Annuitant before the investment in the Contract has been fully recovered, the payee is allowed a deduction for the unrecovered amount. If the payee is the Annuitant, the deduction is taken on the final tax return. If the payee is a Beneficiary, that Beneficiary may recover the balance of the total investment as payments are made or on the Beneficiary's final tax return. An Owner's "investment in the Contract" is the amount equal to the portions of purchase payments made by or on behalf of the Owner that have not been excluded or deducted from the individual's gross income, less amounts previously received under the Contract that were not included in income.

     TAXATION OF PARTIAL WITHDRAWALS AND TOTAL SURRENDERS. Partial withdrawals from a Contract are includible in income to the extent that the Owner's Account Value exceeds the investment in the Contract. In the event a Contract is surrendered in its entirety, any amount received in excess of the investment in the Contract is includible in income, and any remaining amount received is excludible from income. All annuity contracts issued by us to the same Owner during any calendar year are to be aggregated for purposes of determining the amount of any distribution that is includible in gross income.

    PENALTY TAX ON PREMATURE DISTRIBUTIONS. A penalty tax is imposed on distributions under a Contract equal to 10% of the amount includible in income. The penalty tax will not apply, however, to (1) distributions made on or after the recipient attains age 59 1/2, (2) distributions on account of the recipient's becoming disabled, (3) distributions that are made after the death of the Owner prior to the Annuity Commencement Date or the payee after the Annuity Commencement Date (or if such person is not a natural person, that are made after the death of the primary Annuitant, as defined in the Code), and
(4) distributions that are part of a series of substantially equal periodic payments made over the life (or life expectancy) of the Annuitant or the joint life (or joint life expectancies) of the Annuitant and the Beneficiary. Premature distributions may result, for example, from an early Annuity Commencement Date, an early surrender, partial withdrawal from or assignment of a Contract, or the early death of an Annuitant, unless clause (3) above applies.

     PAYMENT OF DEATH PROCEEDS. Special rules apply to the distribution of any death proceeds payable under the Contract. See "Death Proceeds."

     ASSIGNMENTS AND LOANS. An assignment, loan, or pledge with respect to a Non-Qualified Contract is taxed in the same manner as a partial withdrawal, as described above. Repayment of a loan or release of an assignment or pledge is treated as a new purchase payment.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

     PURCHASE PAYMENTS. Individuals who are not active participants in a tax qualified retirement plan may, in any year, deduct from their taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. In the case of married individuals filing a joint return, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to the spouse. Single persons who participate in a tax-qualified retirement plan and who have adjusted gross income not in excess of $25,000 may fully deduct their IRA purchase payments. Those who have adjusted gross income in excess of $35,000 will not be able to deduct purchase payments, and for those with adjusted gross income between $25,000 and $35,000 the deduction is phased out based on the amount of income. Similarly, the otherwise deductible portion of an IRA purchase payment will be phased out, in the case of married individuals filing joint tax returns, with adjusted gross income between $40,000 and $50,000, and in the case of married individuals filing separately, with adjusted gross income between $0 and $10,000. Individuals who are precluded from deducting all or a portion of their purchase payments because of participation in a tax-qualified retirement plan may still make non-deductible contributions on which earnings will be tax deferred. The total of deductible and non-deductible contributions may not exceed the lesser of $2,000 or 100% of earned income, or, in the case of married individuals filing a joint return, the lesser of $4,000 or 100% of the combined earned income of both spouses.

     DISTRIBUTIONS FROM AN IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or other recipient's income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be included in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant attains age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2. Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Contract. See "Death Proceeds." Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

     TAX FREE ROLLOVERS. Amounts may be transferred in a tax-free rollover from a tax-qualified plan to an IRA (and from one IRA to another IRA) if certain conditions are met. All taxable distributions ("eligible rollover distributions") from tax qualified plans are eligible to be rolled over with the exception of (1) annuities paid over a life or life expectancy, (2) installments for a period of ten years or more, and (3) required minimum distributions under section 401(a)(9) of the Code.

     Rollovers may be accomplished in two ways. First, an eligible rollover distribution may be paid directly to an IRA (a "direct rollover"). Second, the distribution may be paid directly to the Annuitant and then, within 60 days of receipt, the amount may be rolled over to an IRA. However, any amount that was not distributed as a direct rollover will be subject to 20% income tax withholding.

SIMPLIFIED EMPLOYEE PENSION PLANS

     Employees and employers may establish an IRA plan known as a simplified employee pension plan ("SEP"), if certain requirements are met. An employee may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee. However, total employer contributions are limited to 15% of an employee's compensation or $30,000, whichever is less.

SIMPLE RETIREMENT ACCOUNTS

     Employees and employers may establish an IRA plan known as a simple retirement account ("SRA"), if certain requirements are met. Under an SRA, the employer contributes elective employee compensation deferrals up to a maximum of $6,000 a year. The employer must, in general, make a fully vested matching contribution for employee deferrals up to 3% of compensation.

OTHER QUALIFIED PLANS

     PURCHASE PAYMENTS. Purchase payments made by an employer under a pension, profit-sharing, or annuity plan qualified under section 401 or 403(a) of the Code, not in excess of certain limits, are deductible by the employer. Such purchase payments are also excluded from the current income of the employee.

     DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE. To the extent that purchase payments are includible in an employee's taxable income, they (less any amounts previously received that were not includible in the employee's taxable income) represent his or her "investment in the Contract." Amounts received prior to the Annuity Commencement Date under a Contract in connection with a section 401 or 403(a) plan are generally allocated on a pro-rata basis between the employee's investment in the Contract and other amounts. A lump-sum distribution will not be includible in income in the year of distribution if the employee transfers, within 60 days of receipt, all amounts received, less the employee's investment in the Contract), to another tax-qualified plan or to an individual retirement account or an IRA in accordance with the rollover rules under the Code. However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. See "Tax Free Rollovers." Special tax treatment may be available in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

     A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee's attaining age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are (1) part of a series of substantially equal periodic payments beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the Beneficiary, (2) made after the employee's separation from service on account of early retirement after attaining age 55, or (3) made to an alternate payee pursuant to a qualified domestic relations order.

     ANNUITY PAYMENTS. A portion of annuity payments received under Contracts in connection with section 401 and 403(a) plans after the Annuity Commencement Date may be excludible from the employee's income, in the manner discussed above, in connection with Variable Annuity Payments, under "Non-Qualified Contracts - Taxation of Annuity Payments," except that the number of expected payments is determined under a provision in the Code. Distributions of minimum amounts specified by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2 or retires, if later. Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

     SELF-EMPLOYED INDIVIDUALS. Various special rules apply to tax-qualified plans established by self-employed individuals.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

     PURCHASE PAYMENTS. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors.

     These types of programs allow individuals to defer receipt of up to 100% of compensation that would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts, as well as earnings thereon. Purchase payments made by the employer, however, are not immediately deductible by the employer, and the employer is currently taxed on any increase in Account Value.

     Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

     TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.


EXCESS DISTRIBUTIONS - 15% TAX

     Certain persons, particularly those who participate in more than one tax-qualified retirement plan, may be subject to an additional tax of 15% on certain excess aggregate distributions from those plans. In general, excess distributions are taxable distributions for all tax qualified plans in excess of a specified annual limit for payments made in the form of an annuity (currently $160,000) or five times the annual limit for lump-sum distributions.


FEDERAL INCOME TAX WITHHOLDING AND REPORTING

     Amounts distributed from a Contract, to the extent includible in taxable income, are subject to federal income tax withholding. The payee may, however, elect to have no income tax withheld by submitting a withholding exemption certificate to us.

     In some cases, if you own more than one Qualified annuity contract, such contracts may be aggregated for purposes of determining whether the federal tax law requirement for minimum distributions after age 70 1/2, or retirement in appropriate circumstances, has been satisfied. If, under this aggregation procedure, you are relying on distributions pursuant to another annuity contract to satisfy the minimum distribution requirement under a Qualified Contract issued by us, you must sign a waiver releasing us from any liability to you for not calculating and reporting the amount of taxes and penalties payable for failure to make required minimum distributions under the Contract.

TAXES PAYABLE BY AGL AND SEPARATE ACCOUNT D

     AGL is taxed as a life insurance company under the Code. The operations of Separate Account D are part of the total operations of AGL and are not taxed separately. Under existing federal income tax laws, AGL is not taxed on investment income derived by Separate Account D (including realized and unrealized capital gains) with respect to the Contracts. AGL reserves the right to allocate to the Contracts any federal, state or other tax liability that may result in the future from maintenance of Separate Account D or the Contracts.

     Certain Series may elect to pass through to AGL any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

                           DISTRIBUTION ARRANGEMENTS

     The Contracts will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the Contracts of AGL, are also registered representatives of American General Securities Incorporated ("AGSI"), the principal underwriter of the Contracts, or registered representatives of Van Kampen American Capital Distributors, Inc. or other broker-dealer firms or representatives of other firms that are exempt from broker-dealer regulation. AGSI, Van Kampen American Capital Distributors, Inc. and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities
Dealers, Inc. AGSI is a wholly-owned subsidiary of AGL. AGSI's principal business address is the same as that of our Home Office. The interests under the Contracts are offered on a continuous basis. AGSI and Van Kampen American Capital Distributors, Inc. have entered into certain revenue and cost-sharing arrangements in connection with the marketing of the Contracts.

     AGL compensates Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") and other broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions ranging from 4.75% up to 6% of first year purchase payments received pursuant to the Contracts. In addition, depending on the schedule selected, AGL may pay continuing "trail" commissions ranging from 0.25% to 0.50% of Contract Account Value. AGL also has agreed to pay VKAC Distributors for its promotional activities such as the solicitation of selling group agreements between broker-dealers and AGL, agent appointments with AGL, printing and development of sales literature to be used by AGL appointed agents as well as related marketing support and related special promotional campaigns. These distribution expenses do not result in any additional charges under the Contracts that are not described under "Charges under the Contracts."

                                 LEGAL MATTERS

     The legality of the Contracts described in this Prospectus has been passed upon by Steven A. Glover, Esquire, with the law department of AGL. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised AGL on certain federal securities law matters.

                           OTHER INFORMATION ON FILE

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contracts discussed in this Prospectus. Not all of the information set forth in the Registration Statement and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus concerning the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

     A Statement is available from us on request. Its contents are as follows:


                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


General Information .....................................................  2
Regulation and Reserves .................................................  2
Independent Auditors.....................................................  2
Services.................................................................  3
Principal Underwriter....................................................  3
Annuity Payments.........................................................  3
  A.  Gender of Annuitant................................................  3
  B.  Misstatement of Age or Sex and Other Errors .......................  3
Change of Investment Adviser or Investment Policy .......................  4
Terms of Exemptive Relief in Connection with Mortality
  and Expense Risk Charge ...............................................  4
Performance Data for the Divisions ......................................  4
Effect of Tax-Deferred Accumulation......................................  8
Financial Statements.....................................................  9
Index to Financial Statements ........................................... 10

            (THE FOLLOWING DOCUMENTS ARE NOT PART OF A PROSPECTUS)

                         GENERATIONS VARIABLE ANNUITY
                         DISCLOSURES AND FORMS SECTION

                                     INDEX

Individual Retirement Annuity
Disclosure Statement and Financial Dislcosure . . . . . . . . . . . .  page 1

1035 Exchange Instructions. . . . . . . . . . . . . . . . . . . . . .  page 9

Qualified and Non Qualified Funds Transfer Instructions . . . . . . .  page 10

Absolute Assignment Form  . . . . . . . . . . . . . . . . . . . . . .  page 11

Qualified Funds Transfer Form . . . . . . . . . . . . . . . . . . . .  page 13

Non-Qualifed Funds Transfer Form. . . . . . . . . . . . . . . . . . .  page 14

Change Request Form . . . . . . . . . . . . . . . . . . . . . . . . .  page 15

Systematic Withdrawals Request Form . . . . . . . . . . . . . . . . .  page 17

Automatic Additional Purchase Payment Form. . . . . . . . . . . . . .  page 19

Change of Beneficiary Form. . . . . . . . . . . . . . . . . . . . . .  page 21

Statement of Additional Information Request Form. . . . . . . . . . .  page 23

                  (THIS DOCUMENT IS NOT PART OF A PROSPECTUS)

              INDIVIDUAL RETIREMENT ANNUITY DISCLOSURE STATEMENT
                                 INTRODUCTION

THIS DISCLOSURE STATEMENT IS DESIGNED FOR PRESENT OWNERS OF IRAS ISSUED BY AMERICAN GENERAL LIFE INSURANCE COMPANY AFTER DECEMBER 31, 1996.

This Disclosure Statement is not part of your contract but contains general and standardized information which must be furnished to each person who is issued an Individual Retirement Annuity. You must refer to your policy to determine your specific rights and obligations thereunder.

                                  REVOCATION

If you are purchasing a new or rollover IRA, then if for any reason you, as a recipient of this Disclosure Statement, decide within 20 days from the date your policy is delivered that you do not desire to retain your IRA, written notification to the Company must be mailed, together with your policy, within that period. If such notice is mailed within 20 days, all contributions, without adjustments for any applicable sales commissions or administrative expenses, will be refunded.

Mail notification of revocation and your policy to:

                   American General Life Insurance Company
                   Annuity Administration Department
                   P. O. Box 1401
                   Houston, Texas  77251-1401
                   (Phone No. (800) 247-6584).

                                  ELIGIBILITY

Under Internal Revenue Code ("Code") Section 219, if you are not an active participant (see A. below), you may make a contribution of up to the lesser of $2,000 or 100% of compensation and take a deduction for the entire amount contributed. If you are a married individual filing a joint return, and your compensation is less than your spouse's, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to your spouse. If you are an active participant, but have an adjusted gross income(AGI) below a certain level (see B. below), you may still make a deductible contribution. If, however, you or your spouse is an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA will be phased down and eventually eliminated.

A. Active Participant

You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax sheltered annuity arrangement or a 401(k) plan), a Simplified Employee Pension program (SEP), any Simple Retirement Account or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans, you may be an active participant even if you were only with the employer for part of the year.

You are not considered an active participant if you are covered in a plan only because of your service as 1) an Armed Forces Reservist for less than 90 days of active service, or 2) a volunteer firefighter covered for firefighting service by a government plan. Of course, if you are covered in any other plan, these exceptions do not apply.

If you are married, filed a separate tax return, and did not live with your spouse at any time during the year, your spouse's active participation will not affect your ability to make deductible contributions.

B. Adjusted Gross Income (AGI)

If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return, you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

If you are single, your Threshold AGI Level is $25,000. The Threshold Level if you are married and file a joint tax return is $40,000, and if you are married but file a separate tax return, the Threshold Level is $0.

If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI - Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 (or $4,000 if you are married, file a joint return and earn less compensation than your spouse). You can estimate your Deduction Limit as follows:

(Your Deduction Limit may be slightly higher if you use this formula rather than the table provided by the IRS.)

        $10,000 - Excess AGI
        --------------------   x Maximum Allowable Deduction = Deduction Limit
              $10,000

You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

EXAMPLE 1: Ms. Smith, a single person, is an active participant and has an AGI of $31,619. She calculates her deductible IRA contribution as follows:

     Her AGI is $31,619
     Her Threshold Level is $25,000
     Her Excess AGI is (AGI - Threshold Level) or ($31,619-$25,000) = $6,619 Her Maximum Allowable Deduction is $2,000

     So, her IRA deduction limit is:

               $10,000 - $6,619
               ---------------- x $2,000 = $676 (rounded to $680)
                    $10,000

Example 2: Mr. and Mrs. Young file a joint tax return. Each spouse earns more than $2,000 and one is an active participant. They have a combined AGI of $44,255. They may each contribute to an IRA and calculate their deductible contributions to each IRA as follows:

     Their AGI is $44,255
     Their Threshold Level is $40,000
     Their  Excess  AGI is (AGI -  Threshold  Level) or  ($44,255 - $40,000) =
          $4,255
     The Maximum Allowable Deduction for each spouse is $2,000

     So, each spouse may compute his or her IRA deduction limit as follows:

               $10,000 - 4,255
               --------------- x $2,000 = $1,149 (rounded to $1,150)
                   $10,000

Example 3: If, in Example 2, Mr. Young did not earn any compensation, each spouse may still contribute to an IRA and calculate their deductible contribution to each IRA as in Example 2.

Example 4: Mr. Jones, a married person, files a separate tax return and is an active participant. He has $1,500 of compensation and wishes to make a deductible contribution to an IRA.

     His AGI is $1,500
     His Threshold Level is $0
     His Excess AGI is (AGI - Threshold Level) or $1,500-$0) = $1,500 His Maximum Allowable Deduction is $2,000

     So, his IRA deduction limit is:

               $10,000 - $1,500
               ---------------- x $2,000 = $1,700
                   $10,000

          Even though his IRA deduction limit under the formula is $1,700, Mr. Jones may not deduct an amount in excess of his compensation, so, his actual deduction is limited to $1,500.

                     NON-DEDUCTIBLE CONTRIBUTIONS TO IRAs

Even if you are above the Threshold Level and thus may not make a deductible contribution of up to $2,000 (or up to $4,000 in the case of married individuals filing a joint return), you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA ($4,000 in the case of married individuals filing a joint return). The amount of your contribution which is not deductible will be a non-deductible contribution to the IRA. You may also choose to make a contribution non-deductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or non-deductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a non-deductible contribution to an IRA, you must report the amount of the non-deductible contribution to the IRS on Form 8606 as a part of your tax return for the year.

You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your return, you may then figure out how much is deductible.

You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the non-deductible amount, or to leave it in the IRA and designate that portion as a non-deductible contribution on your tax return.

                               IRA DISTRIBUTIONS

Generally,  IRA  distributions  which are not rolled over (see  "Rollover  IRA
Rules", below) are included in your gross income in the year they are received. Non-deductible IRA contributions, however, are made using income which has already been taxed (that is, they are not deductible contributions). Thus, the portion of the IRA distributions consisting of non-deductible contributions will not be taxed again when received by you. If you make any non-deductible IRA contributions, each distribution from your IRA(s) will consist of a non-taxable portion (return of deductible contributions, if any, and account earnings).

Thus, you may not take a distribution which is entirely tax-free. The following formula is used to determine the non-taxable portion of your distributions for a taxable year:

          Remaining
 Non-Deductible Contributions
 ---------------------------- x Total Distributions = Nontaxable Distributions
  Year-End Total IRA Balances      (for the year)         (for the year)

To figure the year-end total IRA balance, you treat all of your IRAs as a single IRA. This includes all regular IRAs (whether accounts or annuities), as well as Simplified Employee Pension (SEP) IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

   EXAMPLE: An individual makes the following contributions to his or her IRA(s).

     Year              Deductible                            Non-deductible
     ----              ----------                            --------------
     1986               $ 2,000
     1987                 1,800
     1990                 1,000                                 $ 1,000
     1992                   600                                   1,400
                        -------                                 -------
                        $ 5,400                                 $ 2,400

     Deductible Contributions:                                  $ 5,400
     Non-Deductible Contributions:                                2,400
     Earnings on IRAs:                                            1,200

     Total Account Balance of IRA(s) as of 12/31/95:            $ 9,000
     (including distributions in 1995).

In 1995, the individual takes a distribution of $3,000. The total account balance in the IRAs on 12/31/95 before 1995 distributions is $9,000. The non-taxable portion of the distributions for 1995 is figured as follows:

Total non-deductible contributions                      $2,400
                                                        ------ x $3,000 = $800
Total account balance in the IRAs, plus distributions   $9,000

Thus, $800 of the $3,000 distribution in 1995 will not be included in the individual's taxable income. The remaining $2,200 will be taxable for 1995.

                              ROLLOVER IRA RULES

1. IRA TO IRA

You may withdraw, tax-free, all or part of the assets from an IRA and reinvest them in one or more IRAs. The reinvestment must be completed within 60 days of the withdrawal. No IRA deduction is allowed for the reinvestment. Amounts required to be distributed because the individual has reached age 70 1/2 may not be rolled over.

2. EMPLOYER PLAN DISTRIBUTIONS TO IRA

All taxable distributions (known as "eligible rollover distributions") from qualified pension, profit-sharing, stock bonus and tax sheltered annuity plans may be rolled over to an IRA, with the exception of (1) annuities paid over a life or life expectancy, (2) installments for a period of ten years or more, and (3) required minimum distributions under section 401(a)(9).

Rollovers may be accomplished in two ways. First, you may elect to have an eligible rollover distribution paid directly to an IRA (a "direct rollover"). Second, you may receive the distribution directly and then, within 60 days of receipt, roll the amount over to an IRA. Under the Act, however, any amount that you elect not to have distributed as a direct rollover will be subject to 20 percent income tax withholding, and, if you are younger than age 59 1/2, may result in a 10% excise tax on any amount of the distribution that is included in income. Questions regarding distribution options under the Act should be directed to your Plan Trustee or Plan Administrator, or may be answered by consulting IRS Temporary Regulations ss.1.401(a)(31)-1, ss.1.402(c)-2T and ss.31.3405(c)-1.

                     PENALTIES FOR PREMATURE DISTRIBUTIONS

If you receive a distribution from your IRA before you reach age 59 1/2, an additional tax of 10 percent will be imposed under Code ss.72(t), unless the distribution (a) occurs because of your death or disability, (b) is for certain medical care expenses or to an unemployed individual for health insurance premiums, (c) is received as a part of a series of substantially equal payments over your life or life expectancy, (d) is received as a part of a series of substantially equal payments over the lives or life expectancy of you and your beneficiary, or (e) the distribution is contributed to a rollover IRA.

                             MINIMUM DISTRIBUTIONS

Under the rules set forth in Code ss.408(b)(3) and ss.401(a)(9), you may not leave the funds in your contract indefinitely. Certain minimum distributions are required. These required distributions may be taken in one of two ways:
(a) by withdrawing the balance of your contract by a "required beginning date," usually April 1 of the year following the date at which you reach age 70 1/2; or (b) by withdrawing periodic distributions of the balance in your contract by the required beginning date. These periodic distributions may be taken over (a) your life; (b) the lives of you and your named beneficiary; (c) a period not extending beyond your life expectancy; or (d) a period not extending beyond the joint life expectancy of you and your named beneficiary.

If you do not satisfy the minimum distribution requirements, then, pursuant to Code ss.4974, you may have to pay a 50% excise tax on the amount not distributed as required that year.

The foregoing minimum distribution rules are discussed in detail in IRS Publication 590, "Individual Retirement Arrangements."

                                   REPORTING

You are required to report penalty taxes due on excess contributions, excess accumulations, premature distributions, and prohibited transactions. Currently, IRS Form 5329 is used to report such information to the Internal Revenue Service.

                            PROHIBITED TRANSACTIONS

Neither you nor your beneficiary may engage in a prohibited transaction, as that term is defined in Code ss.4975.

Borrowing any money from this IRA would, under Code ss.408(e)(3), cause the contract to cease to be an Individual Retirement Annuity and would result in the value of the annuity being included in the owner's gross income in the taxable year in which such loan is made.

Use of this contract as security for a loan from the Company, if such loan were otherwise permitted, would, under Code ss.408(e)(4), cause the portion so used to be treated as a taxable distribution.

                             EXCESS CONTRIBUTIONS

Tax Code ss.4973 imposes a 6 percent excise tax as a penalty for an excess contribution to an IRA. An excess contribution is the excess of the deductible and nondeductible amounts contributed by the Owner to an IRA for that year over the lesser of his or her taxable compensation or $2,000. (Different limits apply in the case of a spousal IRA arrangement.) If the excess contribution is not withdrawn by the due date of your tax return (including extensions) you will be subject to the penalty.

                                 IRS APPROVAL


     Your contract and IRA endorsement have been approved by the Internal Revenue Service as a tax qualified Individual Retirement Annuity. Such approval by the Internal Revenue Service is a determination only as to the form of the annuity and does not represent a determination of the merits of such annuity.


This disclosure statement is intended to provide an overview of the applicable tax laws relating to Individual Retirement Arrangements. It is not intended to constitute a comprehensive explanation as to the tax consequences of your IRA. AS WITH ALL SIGNIFICANT TRANSACTIONS SUCH AS THE ESTABLISHMENT OR MAINTENANCE OF, OR WITHDRAWAL FROM AN IRA, APPROPRIATE TAX AND LEGAL COUNSEL SHOULD BE CONSULTED. Further information may also be acquired by contacting your IRS District Office or consulting IRS Publication 590.

                             FINANCIAL DISCLOSURE
   (GENERATIONS VARIABLE ANNUITY, FORM NOS. 95020 REV 896 AND 95021 REV 896)


This Financial Disclosure is applicable to IRAs using a Generations Variable Annuity (contract form numbers 95020 Rev 896 or 95021 Rev 896) purchased from American General Life Insurance Company on or after January 2, 1997.


Earnings under variable annuities are not guaranteed, and depend on the performance of the investment option(s) selected. As such, earnings cannot be projected. Set forth below are the charges associated with such annuities.

CHARGES:

     (a) Annual contract maintenance charges of $30 deducted at the end of each contract year (waived if cumulative contributions are $100,000 or more).

     (b) A maximum charge of $25 for each transfer, in excess of 12 free transfers annually, of contract value between divisions of the Separate Account.

     (c) To compensate for mortality and expense risks assumed under the contract, variable divisions only will incur a daily charge at an annualized rate of 1.25% of the average Separate Account Value of the contract during both the Accumulation and the Payout Phase.

     (d) Premium taxes, if applicable, may be charged against Accumulation Value at time of annuitization, a full or partial surrender or upon the death of the Annuitant. If a jurisdiction imposes premium taxes at the time purchase payments are made, the Company may deduct a charge at that time.

     (e) If the contract is surrendered, or if a withdrawal is made, there may be a Surrender Charge. The Surrender Charge equals the sum of the following:

               6% of purchase payments for surrenders and withdrawals made during the first contract year following receipt of the purchase payments surrendered;

               6% of purchase payments for surrenders and withdrawals made during the second contract year following receipt of the purchase payments surrendered;

               5% of purchase payments for surrenders and withdrawals made during the third contract year following receipt of the purchase payments surrendered;

               5% of purchase payments for surrenders and withdrawals made during the fourth contract year following receipt of the purchase payments surrendered;

               4% of purchase payments for surrenders and withdrawals made during the fifth contract year following receipt of the purchase payments surrendered;

               3% of purchase payments for surrenders and withdrawals made during the sixth contract year following receipt of the purchase payments surrendered;

               2% of purchase payments for surrenders and withdrawals made during the seventh contract year following receipt of the purchase payments surrendered.

            There will be no charge imposed for surrenders and withdrawals made during the eighth and subsequent contract years following receipt of the purchase payments surrendered.

            Under certain circumstances described in the contract, portions of a partial withdrawal may be exempt from the Surrender Charge.

     (f) To compensate for administrative expenses, a daily charge will be incurred at an annualized rate of .15% of the average Separate Account Value of the contract during the Accumulation and the Payout Phase.

     (g) Each variable division will be charged a fee for asset management and other expenses deducted directly from the underlying fund during the Accumulation and Payout Phase. Total fees will range between .60% and 1.25%.

                          1035 EXCHANGE INSTRUCTIONS

 -----------------------------------------------------------------------------

1. PROCESSING RULES

   A 1035 exchange is one that qualified under IRC Section 1035 guidelines.

   A 1035 exchange is for non-qualified funds only.

   The Home Office does not offer tax advice. Applicants and contractowners should contact their own tax advisors.

   To qualify as a 1035 exchange, the following contract types are required:

   * An annuity or life insurance contract in exchange for an annuity contract.

   In addition, the following contract type exchanges are required:

   * Individual contract to individual contract.
   * Joint contract to joint contract, and
   * Two individual contracts on same annuitant(s) with the same owner(s) to individual or joint contract.

   The annuitant and owner on the exchanged contract must be the same on the new contract.

   To qualify as a full 1035 exchange, all existing cash value must be transferred to the new contract and none of the cash value can be refunded.

   Money from a 1035 exchange cannot be added to an existing annuity contract, it mst fund a new contract.

 -----------------------------------------------------------------------------

2. FORMS REQUIREMENTS

   Annuity Application (form number which is approved in the state of application).

   Replacement form as required by state, if applicable.

   Absolute Assignment form (L8714) for IRC Section 1035(A) Exchange.

   External company's contract/policy or lost contract/policy statement.

 -----------------------------------------------------------------------------

3. SIGNATURE REQUIREMENTS

   The annuitant of the new application (age 15 or older) must sign the Annuity Application.

   The proposed owner of the new contract must sign the Annuity Application and the Absolute Assignment Form (L8714).

   If the owner is a trust, the trustee must sign the application and Absolute Assignment Form (L8714) along with the trustee's title.

                       QUALIFIED AND NON QUALIFIED FUNDS
                             TRANSFER INSTRUCTIONS

 -----------------------------------------------------------------------------

 1. PROCESSING RULES

    A  transfer  occurs  when  an  existing   policy/contract  or  account  is
    liquidated and proceeds are forwarded to another company or to the client.

    There are three types of transfers:

    * Trustee-to-Trustee (or Custodian) transfer: Proceeds are sent from one company directly to another company to fund a like plan (Example: TSA or TSA, IRA to IRA, Nonqualified to Nonqualified).

    * Direct Rollover: Proceeds are sent from one company directly to another company to fund a different type of plan (Example: TXA to IRA, 401k to IRA, etc.).

    * Rollover: Proceeds are not sent from the original company to the owner. The owner then forwards the check to the new company within 60 days.

    Partial transfers are allowed.

    Please consult a tax advisor for any tax consequences.

    These types of transfers are not 1035 exchanges and do not qualify under IRC Section 1035 guidelines.

    A transfer may be qualified or nonqualified.

    NOTE: The Home Office is responsible for qualified administration of IRAs/SEPs only. Other than IRA's, qualified plans' administration is the responsibility of the customer or plan administrator. The Home Office does not provide a plan prototype.

 -----------------------------------------------------------------------------

 2. FORM REQUIREMENTS

    Annuity Application (form number which is approved in the state of application).

    Replacement form as required by state, if applicable, and only when another annuity contract is being replaced.

    External   company/institution's   contract   or  lost   contract/contract
    statement.

    Qualified Funds Transfer Form (L6742) if the funds are qualified and the Home Office is to request the funds.

    Non-Qualified Funds Transfer Authorization (L8190) if the funds are non-qualified and coming from a non-insurance/annuity contract and the Home Office is to request the funds.

    If the plan type is IRA, refer the customer to the IRA disclosure attached to the prospectus.

    If the plan type is SEP, submit IRA Form 5305 with the application.

 -----------------------------------------------------------------------------

 3. SIGNATURE REQUIREMENTS

    The annuitant/proposed owner of the new contract (age 15 or older) must sign the Annuity Application (if different individuals, both must sign).

    The owner  must sign the  Qualified  Funds  Transfer  Form  (L6742) or the
    Non-Qualified   Funds  Transfer   Authorization   (L8190)   (whichever  is
    applicable).

    If the owner is a trust, then the trustee's signature and title is required on all appropriate forms.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                 Subsidiaries of American General Corporation
                    P.O. Box 1401 Houston, Texas 77251-1401

                                                       [American General Logo]

                              ABSOLUTE ASSIGNMENT
             TO EFFECT A SECTION 1035(a) EXCHANGE AND ROLLOVER OF
                    A LIFE INSURANCE OR AN ANNUITY CONTRACT

 -----------------------------------------------------------------------------
 TO BE COMPLETED ON THE EXISTING CONTRACT:

 Contract No.:________________________    Cash Value:_________________________
 Annuitant/Insured:___________________    Insurer:____________________________
 Owner:_______________________________    Address_____________________________
                                          of Insurer:_________________________
 -----------------------------------------------------------------------------

 I hereby assign and transfer to American General Life Insurance Company all rights, title and interest of every nature and transfer to character in and to the contract described above (contract) in an exchange intended to qualify under Section 1035(a) of the Internal Revenue Code. In accordance with
 Section 1035 and its regulations, the Owner and Annuitant on the contract described above will be the same as on the contract to be issued.

 I understand that if the Company underwrites, approves my application for, and issues to me anew annuity contract which I accept on the life of the same annuitant in the contract, then the Company intends to surrender the contract for its cash value.

 I UNDERSTAND THAT AS OF THE DATE OF SURRENDER OF THE CONTRACT BY THE COMPANY, THE CONTRACT WILL NO LONGER PROVIDE ANY COVERAGE.

 I UNDERSTAND THAT UPON RECEIPT OF THE SURRENDER VALUE BY THE COMPANY, THE PROCEEDS WILL BE APPLIED AS AN INITIAL OR ADDITIONAL PREMIUM FOR THE NEW ANNUITY CONTRACT. The first premium must be paid no later than when the new contract is delivered. The contract assigned shall not be considered a premium until the cash surrender value is actually received by the Company. A contract will not be in effect until the first premium is paid while all statements and answers in all parts of my application remain correct.

 I understand that by executing this assignment, I irrevocably waive all rights, claims and demands under the contract.

 I  represent  and  agree  that the  Company  is  furnished  this  form and is
 participating   in  this  transaction  at  my  specific  request  and  as  an accommodation to me.

 I represent and warrant that no person, firm or corporation has a legal or equitable interest in the contract, except the undersigned and that no proceedings of either a legal or equitable nature have been instituted or are pending against undersigned.

 I UNDERSTAND THAT THE FIRST PREMIUM MUST BE PAID NO LATER THAN THE TIME THE CONTRACT APPLIED FOR IS DELIVERED AND THAT THE CASH VALUE OF THE ASSIGNED CONTRACT SHALL NOT BE CONSIDERED PART OF THE PREMIUM UNTIL THE CASH SURRENDER VALUE IS ACTUALLY RECEIVED BY THE COMPANY. I FURTHER UNDERSTAND THAT AN ANNUITY CONTRACT WILL NOT COME INTO FORCE AS A RESULT OF THIS ASSIGNMENT.

 Signed this______day of___________, 19___ at_________________________________

  ___________________________________    _____________________________________
  WITNESS                                 SIGNATURE  OF  OWNER(ASSIGNEE)
  ___________________________________    _____________________________________
  WITNESS                                 SIGNATURE  OF  CO-OWNER
                                          (IF APPLICABLE)
 -----------------------------------------------------------------------------
 HOME OFFICE USE ONLY

 Received and duplicated filed at the Home Office of the Company at P.O. Box 1401 or 2727A Allen Parkway, Houston, Texas 77251-1401.

                       By________________________, ___________________________
                                                             (TITLE)

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                       [American General Logo]

                         QUALIFIED FUNDS TRANSFER FORM

 For use by customers transferring Qualified funds (IRA, 401(K), pension plan, or other qualified deferred compensation) to American General Life Insurance Company when funds to be invested are not in a life insurance contract or policy - THIS FORM IS NOT TO BE USED FOR 1035 EXCHANGES. Disclosure forms required of the Insurer must be delivered to the customer.
 -----------------------------------------------------------------------------

                         CURRENT TRUSTEE OR CUSTODIAN

     Name:______________________________________________________________

     Address:___________________________________________________________

 -----------------------------------------------------------------------------

                                  PARTICIPANT

     Name:______________________________________________________________

     Account Number:____________________________________________________

     Sum to be transferred: [ ]Full Account Balance  [ ]Other___________

 -----------------------------------------------------------------------------

                    NOTICE TO CURRENT TRUSTEE OR CUSTODIAN

 You are directed to convert to cash the assets held for the Participant under the IRC ss.408(a) Individual Retirement Annuity or Account) or other qualified account indicated above and transfer the funds to American General Life Insurance Company as described under "Transfer Information".

        Signature--Participant:_______________________________________

 -----------------------------------------------------------------------------

                             TRANSFER INFORMATION


 Make check  payable as follows: American General Life Insurance Company for the benefit (FBO) of______________________________________
                                      Print Name of Participant
                      P.O. Box 1401
                      Houston, TX 77251-1401

 -----------------------------------------------------------------------------

                                  ACCEPTANCE

 American General Life Insurance Company will accept on behalf of the above named Participant, the transfer of funds from the above account and deposit said funds into an IRC Section 408(b) Individual Retirement Annuity or other qualified account as directed with American General Life Insurance Company subject to the terms and conditions of said annuity or account.

    By:_____________________________________________/_________________
         American  General Life  Insurance Company          Date

 -----------------------------------------------------------------------------
 If this is a full account balance transfer, Participants who have reached their required distribution age (701/2) or older must take any required distribution prior to completing this transaction.

                                                       [American General Logo]

                   NON-QUALIFIED FUND TRANSFER AUTHORIZATION

 For use by customers transferring Non-Qualified funds from a Financial Institution or Mutual Fund to American General Life Insurance Company. THIS FORM IS NOT TO BE USED FOR 1035 EXCHANGES

 -----------------------------------------------------------------------------

                         CURRENT FINANCIAL INSTITUTION
     Name: ______________________________________________________________
     Address: ___________________________________________________________
              ___________________________________________________________
     Phone No.: _________________________________________________________

 -----------------------------------------------------------------------------

                                 ACCOUNT OWNER

     Name: ______________________________________________________________
     Account/Certificate Number(s): 1. __________________________________
                         2.______________________________________________
                         3.______________________________________________

 -----------------------------------------------------------------------------

                    NOTICE TO CURRENT FINANCIAL INSTITUTION

 I hereby request and direct the following action to be taken in order to transfer the proceeds of the account/certificate identified above (Complete number 1, 2, or 3 as appropriate):

          1.[ ] Certificate of Deposit Withdrawal:
            [ ] Full    [ ] Partial $____________________
                                       Indicate Amount
             (Complete a or b)
             a.[ ] On the Maturity date of___/___/___ .
             b.[ ] Upon receipt of this request.
          2. Fully liquidate Mutual Fund Account (copy of recent statement attached).
          3.[ ] Other type of Account (e.g. savings, checking)
                [ ]Full  [ ]Partial $____________________
                                       Indicate Amount
      Signature--Account Owner:_________________________________________

 -----------------------------------------------------------------------------

                             TRANSFER INFORMATION

 Make check payable as follows:        American General Life Insurance Company

            for the benefit(FBO) of_______________________________
                                    Print name of Account Owner

 Funds should be sent to:

                  P.O. Box 1401            OR      2727A Allen Parkway, 3-50
                  Houston, TX  77251-1401          Houston, TX  77019
                                                   (713) 522-1111
 -----------------------------------------------------------------------------

                                  ACCEPTANCE

 American General Life Insurance Company will accept on behalf of the above named Participant, the transfer of funds from the above account(s) and deposit said funds in a flexible premium deferred annuity or other account as directed with American General Life Insurance Company subject to the terms and conditions of said annuity or account.

 By:______________________________________________________________________
     Authorized Representative of American General Life Insurance Company
                                                                   ___/___/___
                                                                      DATE

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                 --------------------------------------------
                 A Subsidiary of American General Corporation
                 --------------------------------------------
                                  Houston, TX
                                CHANGE REQUEST

                     COMPLETE AND RETURN THIS REQUEST TO:
                            Annuity Administration
                                 P.O. Box 1401
                           Houston, Texas 77251-1401
                                 (888)200-3883

                         [Van Kampen American Capital]
                                  GENERATIONS
                                  ===========
                               Variable Annuity

[X] CONTRACT  IDENTIFICATION  (COMPLETE  SECTION  1 AND 6 FOR  ALL  REQUESTS.)
    INDICATE CHANGE OR REQUEST DESIRED BELOW.

    1. CONTRACT #:______________________  ANNUITANT:______________________

       CONTRACT OWNER(S):_________________________________________________

       (Name and__________________________________________________________
       Address:)
                __________________________________________________________

       [ ] Check here if change of address

       S.S. NO. OR TAX I.D. NO.:___/___/___  Phone Number:(___)___________

                           [ ] DOLLAR COST AVERAGING

6.  Dollar-cost  average  [ ] $______  OR [ ]  %______%  (whole % only)
    Begin Date:__/__/__
    Taken from the [ ]Money Market OR [ ]1-Year Fixed Account
    Frequency: [ ]Monthly  [ ]Quarterly  [ ]Semiannually  [ ]Annually
    Duration:  [ ]12 months  [ ]24 months [ ]36 months
               [ ]48 months  [ ]60 months
    to be allocated to the following division(s) as indicated. (Use only dollars OR percentages)

   [(80) Domestic Income         _____  (85) Global Equity            _____ (90) International Magnum  _____
    (81) Emerging Growth         _____  (86) Government               _____ (91) Mid Cap               _____
    (82) Emerging Markets Equity _____  (87) Growth                   _____ (92) Money Market          _____
    (83) Enterprise              _____  (88) Growth and Income        _____ (93) U.S. Real Estate      _____
    (84) Fixed Income            _____  (89) High Yield               _____ (94) Value                 _____
    Other ______________________ _____  Other________________________ _____ (121) 1 Year Fixed Account _____]

                           [ ] AUTOMATIC REBALANCING
                               ($25,000 MINIMUM)
                 Use whole percentages. Total must equal 100%

7. [ ]ADD [ ]CHANGE automatic rebalancing of variable investments to the percentage allocations indicated below:
    [ ]Quarterly [ ]Semiannually [ ]Annually (Based on contract anniversary)

  [(80)Domestic Income         ____%    (85)Global Equity           ____%    (90)International Magnum  ____%
   (81)Emerging Growth         ____%    (86)Government              ____%    (91)Mid Cap Value         ____%
   (92)Emerging Markets Equity ____%    (87)Growth                  ____%    (92)Money Market          ____%
   (83)Enterprise              ____%    (88)Growth and Income       ____%    (93)U.S. Real Estate      ____%
   (84)Fixed Income            ____%    (89)High Yield              ____%    (94)Value                 ____%
   Other_____________________  ____%    Other_____________________  ____%]

    [ ]STOP automatic rebalancing
    NOTE: Automatic rebalancing is only available for variable divisions. Automatic Rebalancing will not change allocation of future purchase payments.

               [ ] CHANGE ALLOCATION OF FUTURE PURCHASE PAYMENTS
                 Use whole percentages. Total must equal 100%

8.
   [(80) Domestic Income         ____%  (85) Global Equity            ____% (90) International Magnum  ____%
    (81) Emerging Growth         ____%  (86) Government               ____% (91) Mid Cap               ____%
    (82) Emerging Markets Equity ____%  (87) Growth                   ____% (92) Money Market          ____%
    (83) Enterprise              ____%  (88) Growth and Income        ____% (93) U.S. Real Estate      ____%
    (84) Fixed Income            ____%  (89) High Yield               ____% (94) Value                 ____%
    Other ______________________ ____%  Other________________________ ____% (121) 1 Year Fixed Account ____%]

    NOTE: A change to the allocation of future purchase payments, will not alter Automatic Rebalancing allocations.

                      [ ] TRANSFER OF ACCUMULATED VALUES
                    (Available by either $ or % allocation)

9. Indicate division number along with gross dollar or percentage amount. (Maintain $ or % consistency)

     ________ from Div.________ to Div. ________      ________ from Div.________ to Div.________
     ________ from Div.________ to Div. ________      ________ from Div.________ to Div.________
     ________ from Div.________ to Div. ________      ________ from Div.________ to Div.________
     ________ from Div.________ to Div. ________      ________ from Div.________ to Div.________

NOTE: If a transfer is elected and Automatic Rebalancing is active on your account, you may want to consider changing the Automatic Rebalancing allocations (Section 3). Otherwise, the Automatic Rebalancing will transfer funds in accordance with instructions on file.

                           [ ] AFFIRMATION/SIGNATURE
                   (COMPLETE THIS SECTION FOR ALL REQUESTS.)

17. CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number: (2) that I am subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code; and (3) that the information provided on this form is true, correct and complete.

    _________________                _____________________________________
    DATE                                     SIGNATURE OF OWNER(S)

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                 --------------------------------------------
                 A Subsidiary of American General Corporation
                 --------------------------------------------
                                Houston, Texas
                        SYSTEMATIC WITHDRAWELS REQUEST

                         [Van Kampen American Capital]
                                  GENERATIONS
                                  ===========
                               Variable Annuity

                     COMPLETE AND RETURN THIS REQUEST TO:
                            Annuity Administration
                                 P.O. Box 1401
                            Houston, TX 77251-1401
                                 (888)200-3883


      CONTRACT INDENTIFICATION (COMPLETE THIS SECTION FOR ALL REQUESTS.)

1.  CONTRACT#:__________________________ ANNUITANT:___________________________

    CONTRACT OWNER(S):________________________________________________________
    (Name and
    Address:)         ________________________________________________________
    [ ] Check here
        if change     ________________________________________________________
        of address

    S.S. NO. OR TAX I.D. NO.:____/____/____  Phone Number:____________________

         SYSTEMATIC WITHDRAWEL ELECTION (Minimum check amount is $100)
                (USE WHOLE PERCENTAGES. TOTAL MUST EQUAL 100%)

2.  WITHDRAWALS   PRIOR   TO   AGE  59  1/2   MAY   BE   SUBJECT   TO  AN  IRS
    PENALTY.
    Consult your tax advisor for additional information.
    HOW OFTEN SHOULD PAYMENTS BE MADE:
    [ ]MONTHLY [ ]QUARTERLY [ ]SEMIANNUALLY [ ]ANNUALLY

    First check to be processed on ____/____/____. Subsequent checks will be
                                    MM   DD   YY
    processed at the next payout dates. on the SAME DAY of the month elected as your start date. (Date must be between the 5th and 24th of the month and at least 30 days after issue date.) SPECIFIED DOLLAR AMOUNT $_______________ (Not to be used for partial withdrawal request) Unless specified below, withdrawals will be taken from the divisions as they are currently allocated in your contract.

    ____%(80)Domestic Income         ____%(85)Global Equity           ____%(90)International Magnum ____%
    ____%(81)Emerging Growth         ____%(86)Government              ____%(91)Mid Cap Value        ____%
    ____%(82)Emerging Markets Equity ____%(87)Growth                  ____%(92)Money Market         ____%
    ____%(83)Enterprise              ____%(88)Growth and Income       ____%(93)U.S. Real Estate     ____%
    ____%(84)Fixed Income            ____%(89)High Yield              ____%(94)Value                ____%
    ____%Other ____________________  ____%Other ____________________  ____%(121)1 Year Fixed Account]

                     MAILING OF YOUR SYSTEMATIC WITHDRAWEL

3. [ ] Mail to owner at address in Section 1. [ ] Mail to name/address other than owner (complete information below:
    __________________________________________________________________________
    Individual or Bank Name
    __________________________________________________________________________
    Address
    __________________________________________________________________________
    City/State/Zip
    __________________________________________________________________________
    If bank, provide account number to be referenced for deposit

        NOTICE OF WITHHOLDING (COMPLETE THE SECTION FOR ALL REQUESTS.)

4. The taxable portion of the distribution you receive from your annuity contract is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax are not sufficient.

   [ ] I do NOT want income tax withheld from each distribution.

   [ ] I do want _____% or [ ] 10% income tax withheld from each distribution.

                             AFFIRMATION/SIGNATURE
                   (COMPLETE THIS SECTION FOR ALL REQUESTS)

5. CERTIFICATION: Under penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code; and (3) that the information provided on this form is true, correct and complete.

   Dated __________________ this ______ day of ___________ 19 ___________

                                             ____________________________
                                                        OWNER

   _______________________________           ____________________________
              WITNESS                          CO-OWNER (if applicable)

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                 --------------------------------------------
                 A Subsidiary of American General Corporation
                 --------------------------------------------
                                Houston, Texas
                     AUTOMATIC ADDITIONAL PURCHASE PAYMENT

                         [Van Kampen American Capital]
                                  GENERATIONS
                                  ===========
                               Variable Annuity

                     COMPLETE AND RETURN THIS REQUEST TO:
                            Annuity Administration
                                 P.O. Box 1401
                            Houston, TX 77251-1401
                                 (888)644-6443

 Contract #:_______________________________________

 Annuitant:___________________________________________________________________

 Contract Owner(s):___________________________________________________________

 (Name and ___________________________________________________________________
 Address:)
           ___________________________________________________________________

 Amount of Investment:_____________________________
                      (Minimum $100 per contract)

 Frequency:  [ ]Monthly  [ ]Quarterly  [ ]Semiannually  [ ]Annually

 Date of 1st withdrawal:_____/______/______

 Name of Bank:_____________________________________________________

 Account Number:___________________________________________________


                             ATTACH A VOIDED CHECK
  ___________________________________________________________________________
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 |___________________________________________________________________________|

 PLEASE SIGN AND DATE THE AUTHORIZATION BELOW.

 I, the undersigned bank account owner, hereby authorize and request American General Life Insurance Company ("Company") to initiate electronic or other commercially accepted type debits against the indicated bank account in the depository institution named above ("Depository") for purchase payments due on the contract listed above. I hereby agree to indemnify and hold the Company harmless from any loss, claim or liability of any kind by reason or dishonor of any debit.

 I agree that this Authorization may be terminated by me or the Company at any time and for any reason by providing written notice of such termination to the non-terminating party and may be terminated by the Company immediately if any debit is not honored by the Depository named above for any reason.

 ______________________________________             __________________________
  Signature of Bank Account Owner(s)                          Date

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                 --------------------------------------------
                 A Subsidiary of American General Corporation
                 --------------------------------------------
                                Houston, Texas

                         [Van Kampen American Capital]
                                  GENERATIONS
                                  ===========
                               Variable Annuity

                     COMPLETE AND RETURN THIS REQUEST TO:
                            Annuity Administration
                                 P.O. Box 1401
                            Houston, TX 77251-1401
                                 (888)644-6443

                             CHANGE OF BENEFICIARY
                         (Before completing this form
             please read instructions below and on reverse side.)
 _____________________________________________________________________________
                     |                              |
 Contract No.        | Contract Owner               | Annuitant
 ____________________|______________________________|_________________________

 METHOD OF PAYMENT: The death proceeds shall be payable in equal shares to the designated beneficiaries as may be living, unless otherwise provided below. In the event no beneficiary survives the Annuitant or Owner, and if this form, or the Contract does not provide otherwise, the proceeds will be paid to the executors or administrators of the deceased's Estate.
 =============================================================================

 PRIMARY BENEFICIARY:

 Full Name          Relationship to Annuitant      Percentages (if applicable)
 ---------          -------------------------      ---------------------------
 _____________________________________________________________________________
 _____________________________________________________________________________
 _____________________________________________________________________________

 If a living or non-testamentary trust is designated as a primary beneficiary, complete the following:
 ____________________________________________  Dated:_________________________
                Name of Trust

 CONTINGENT BENEFICIARY (proceeds payable under this designation only if non of the designated primary beneficiaries survive the deceased Annuitant or Owner):

 Full Name          Relationship to Annuitant      Percentages (if applicable)
 ---------          -------------------------      ---------------------------
 _____________________________________________________________________________
 _____________________________________________________________________________
 _____________________________________________________________________________

 If a living or non-testamentary trust is designated as a contingent beneficiary, complete the following:
 ____________________________________________  Dated:_________________________
                Name of Trust
 =============================================================================
 The undersigned contract owner hereby revokes any previous beneficiary designation and any optional mode of settlement with respect to any death benefit proceeds payable at the death of the annuitant or owner.

 I represent and certify that no insolvency or bankruptcy proceedings are now pending against me.

 Dated at___________________________this________day of_____________, 19_____.

 _______________________________________   ___________________________________
                WITNESS                                CONTRACT OWNER
 _______________________________________   ___________________________________
                WITNESS                     Additional Signature if Required
 =============================================================================

 This change of beneficiary and/or method of settlement has been approved by the Company at its Home Office, and presentation of the Contracts for endorsement has been waived.

                                     AMERICAN GENERAL LIFE INSURANCE COMPANY

 DATE OF APPROVAL:_____________ BY:___________________________________________

                   INSTRUCTIONS FOR DESIGNATING BENEFICIARY

 1. All signatures must be in INK and should appear exactly as the name is given in the contract. A separate election for change of beneficiary must be completed for each contract.

 2. The full name of the new Beneficiary, relationship to the Annuitant, current mailing address and taxpayer identification number (S.S. No.) should be given for all Beneficiaries. If Beneficiary is to receive payment under life income option, give date of birth.

 3. If a Beneficiary is a married woman, her full given name should be used. For example, Mary E. Jones, not Mrs. J.F. Jones. If a Trustee is designated, notification as to the type of trust created should be furnished by the Company.

 4. If two Beneficiaries are to share jointly, the last name entered should be followed by the words "equally, or to the survivor," if three or more Beneficiaries are to share jointly, the last name entered should be followed by the words "equally, or to the survivors or survivor." If the interest of one Beneficiary is to be contingent to the interest of another, after the name of the first Beneficiary the following words should be placed: "if living; otherwise to."

 For you assistance, examples of the wording to be used in some of the more common designations are set out below. In difficult cases where there is doubt as to the proper wording, the Company will prepare a special form for you signature on request.

    1. One Beneficiary                   Jane Doe, wife of the Annuitant.

    2. Two Primary  Beneficiaries        Jane Doe, wife of the  Annuitant,
                                         and John Doe, son, equally, or to the
                                         survivor.

    3. One  Primary and Two Contingent   Jane Doe,  wife of the Annuitant,
       Beneficiaries                     if living;  otherwise to John Doe and
                                         Mary Doe, children of the Annuitant,
                                         equally, or to the survivor.

   4.  One  Primary  and One Contingent  Jane  Doe,  wife of the Annuitant, if
       Beneficiary                       living: otherwise to John Doe, son.

   5.  Two Primary  and One  Contingent  John Doe and Mary Doe, parents of the
       Beneficiaries                     Annuitant, equally, or to the
                                         survivor; otherwise, to Jane Doe,
                                         sister of the Annuitant.

   6.  Wife,  Primary;  Named and        Jane Doe,  wife of the Annuitant,
       Un-named  Children,               if  living; otherwise to Henry  Doe,
       Contingent Beneficiaries          Barbara Doe, and Paul Doe,  children
                                         of the  Annuitant,  and any other
                                         then living  children  born of the
                                         marriage of the  Annuitant and said
                                         wife, equally, or to the survivors.

   7.  Wife,  Primary;  Children         Mary  doe,  wife  of the Annuitant,
       and Step-Children                 if living;  otherwise,  Henry Doe,
       Contingents                       son of the Annuitant,  Mary  Doe,
                                         step-daughter  of the  Annuitant,
                                         and any then living  children  born
                                         of the marriage of the  Annuitant and
                                         said wife, equally, or to the
                                         survivor.

   8.  Wife, Primary; Unnamed Children   Jane Doe,  wife of the Annuitant,  if
       with Second Contingents           living;  otherwise any then living
                                         children born of the marriage of the
                                         Annuitant and said wife, equally, or
                                         to the survivor;  otherwise  to Harry
                                         Doe  and  Mabel  Doe, parents of the
                                         Annuitant, equally, or to the
                                         survivor.

   9.  Business Designations             A. The Beacon Oil Company,
                                            Incorporated, a Texas Corporation
                                            Houston, Texas, employer (or
                                            creditor), or its successors or
                                            assigns.

                                         B. John Doe, Business Partner.

                                         C. Harry Doe, Employer (or employee).

   10. Trustee - Written Trust           The American General Bank, Houston,
                                         Texas, as Trustee, or its successors
                                         in Trust, under Trust Instrument dated
                                         May 31, 1995.

       Trustee-Testamentary              Trust  Trustee as provided in the Last
                                         Will and Testament of the Annuitant,
                                         or successors thereunder.

   11. Estate                            The Executors, Administrators, or
                                         Assigns of the Annuitant.

                   AMERICAN GENERAL LIFE INSURANCE COMPANY
                 --------------------------------------------
                 A Subsidiary of American General Corporation
                 --------------------------------------------
                                Houston, Texas

                         [VAN KAMPEN AMERICAN CAPITAL]
                                  GENERATIONS
                                  ===========
                               Variable Annuity

 To Obtain a Statement of Additional Information, please complete the form below and mail to:

     American General Life Insurance Company
     Attn: Annuity Correspondence Unit
     P.O. Box 1401
     Houston, TX 77251-1401

 Please send a Statement of Additional Information for the Generations Variable Annuity to me at the following address:

 ___________________________
 Name
 ___________________________
 Address
 ___________________________
 City/State       Zip Code

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D

               COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                  OFFERED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                       ANNUITY ADMINISTRATION DEPARTMENT

                   P.O. BOX 1401, HOUSTON, TEXAS 77251-1401

                  1-800-200-3883       713-831-3102 (IN TEXAS)


                      STATEMENT OF ADDITIONAL INFORMATION



                             Dated January 2, 1997


     This Statement of Additional Information is not a prospectus. It should be read with the Prospectus for American General Life Insurance Company Separate Account D ("Separate Account D"), dated January 2, 1997, concerning flexible payment deferred individual annuity Contracts investing in certain Series of the Van Kampen American Capital Life Investment Trust and the Morgan Stanley Universal Funds, Inc.. You can obtain a copy of the Prospectus for the Contracts, and any supplements thereto, by contacting American General Life Insurance Company ("AGL") at the address or telephone numbers given above. You have the option of receiving benefits on a fixed basis through AGL's Fixed Account or on a variable basis through AGL's Separate Account D. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Glossary."



                                       1

                               TABLE OF CONTENTS


General Information........................................................  2
Regulation and Reserves ...................................................  2
Independent Auditors.......................................................  2
Services...................................................................  3
Principal Underwriter......................................................  3
Annuity Payments...........................................................  3
 A.  Gender of Annuitant...................................................  3
 B.  Misstatement of Age or Sex and Other Errors...........................  3
Change of Investment Adviser or Investment Policy..........................  4
Terms of Exemptive Relief in Connection With Mortality
 and Expense Risk Charge...................................................  4
Performance Data for the Divisions.........................................  4
Effect of Tax-Deferred Accumulation........................................  8
Financial Statements.......................................................  9
Index to Financial Statements.............................................. 10

                              GENERAL INFORMATION

AGL (formerly American General Life Insurance Company of Delaware) is a successor in interest to a company previously organized as a Delaware corporation in 1917. Effective December 31, 1991, AGL redomesticated as a Texas insurer and changed its name to American General Life Insurance Company. AGL is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri corporation ("AG Missouri") engaged primarily in the life insurance business and annuity business. AG Missouri, in turn, is a wholly-owned subsidiary of American General Corporation, a Texas holding corporation engaged primarily in the insurance business.

                            REGULATION AND RESERVES

AGL is subject to regulation and supervision by the insurance departments of the states in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards, and accounting and financial reporting procedures. AGL's operations and accounts are subject to periodic examination by insurance regulatory authorities.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for insurance contract losses, if covered, incurred by insolvent companies. The amount of any future assessments of AGL under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the business of insurance. Also, both the executive and legislative branches of the federal government have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AGL would be.

Pursuant to state insurance laws and regulations, AGL is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if AGL were to incur claims or expenses at rates significantly higher than expected, for example, due to acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.

                             INDEPENDENT AUDITORS

The consolidated financial statements of AGL and the financial statements of Separate Account D included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein. Such financial statements have been included in this Statement of Additional Information in reliance upon such reports of Ernst & Young LLP given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at One Houston Center, 1221 McKinney, Suite 2400, Houston, TX 77010-2007.

                                   SERVICES

A Service Agreement exists between AGL and Continuum Computer Systems, Inc. ("Continuum") to provide certain services in connection with Separate Account
D. Continuum has developed a computerized data processing record keeping system for annuity accounting and has the necessary data processing equipment and personnel to provide and support remote terminal access to its system for the maintenance of annuity records, processing information, and the generation of output with respect to the records and information. AGL has contracted with Continuum for the right to use Continuum's system. For these services AGL paid Continuum $28,080 in 1995, $78,840 in 1994, and $62,691 in 1993.

                             PRINCIPAL UNDERWRITER

American General Securities Incorporated ("AGSI") is the principal underwriter with respect to the Contracts. AGSI also serves as principal underwriter to American General Life Insurance Company of New York Separate Account E and AGL's Separate Account A, both of which are unit investment trusts registered under the Investment Company Act of 1940. AGSI, a Texas corporation, is a wholly owned subsidiary of AGL and a member of the National Association of Securities Dealers, Inc.

As principal underwriter, with respect to Separate Account D, AGSI received from AGL less than $1,000 of compensation for each of the last three fiscal years.

The securities offered pursuant to the Contracts are offered on a continuous basis.

                               ANNUITY PAYMENTS

                            A. GENDER OF ANNUITANT

When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female under an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males.

However, there will be no differences between males and females in any jurisdiction, including Montana, where such differences are not permitted. We will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

                B. MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the age or sex of an Annuitant has been misstated to us, any amount payable will be that which the purchase payments paid would have purchased at the correct age and sex. If we made any overpayments because of incorrect information about age or sex, or any error or miscalculation, we will deduct the overpayment from the next payment or payments due. We will add any underpayments to the next payment. The amount of any adjustment will be credited or charged with interest at the assumed interest rate used in the Contract's annuity tables.

               CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise required by law or regulation, neither the investment adviser to any Series nor any investment policy may be changed without the consent of AGL. If required, approval of or change of any investment objective will be filed with the insurance department of each state where a Contract has been delivered. The Owner (or, after annuity payments start, the payee) will be notified of any material investment policy change that has been approved. You will be notified of any investment policy change prior to its implementation by Separate Account D if your comment or vote is required for such change.

            TERMS OF EXEMPTIVE RELIEF IN CONNECTION WITH MORTALITY
                            AND EXPENSE RISK CHARGE

AGL and AGSI have obtained exemptive relief from the Securities and Exchange Commission ("SEC") in connection with deducting the mortality and expense risk charge pursuant to the Contracts. In the application for the exemption, AGL and AGSI have represented and undertaken, among other things, that:

     o The level of the mortality and expense risk charge is within the range of industry practice for comparable annuity contracts;

     o This conclusion is based upon a review that AGL and AGSI have conducted of publicly-available information regarding annuity contracts of other companies which they will maintain at their Home Office, and make available on request to the Commission or its staff, a memorandum setting forth the variable annuity products analyzed and the methodology and results of the comparative review;

     o There is a reasonable likelihood that the proposed distribution financing arrangements with respect to the Contracts will benefit Separate Account D and investors in the Contracts, and the basis for this conclusion is set forth in a memorandum which will be maintained by AGL at its Home Office and will be available to the Commission or its staff on request.

                      PERFORMANCE DATA FOR THE DIVISIONS

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

     Each Division may advertise its average annual total return. Each Division's average annual total return quotation is computed in accordance with a standard method prescribed by the SEC. The average annual total return for a Division for a specific period is found by first taking a hypothetical $1,000 investment in the Division's Accumulation Units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment"), and computing the ending redeemable value
("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Surrender Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Owner accounts. Such other charges and fees include the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Annual

Contract Fee. Any premium taxes are not reflected. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage.

TOTAL RETURN CALCULATIONS (WITHOUT SURRENDER CHARGE OR ANNUAL CONTRACT FEE)

     Each Division may also advertise its non-standardized total return, which is calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the redeemable value does not reflect the deduction of any applicable Surrender Charge that may be imposed at the end of the period, since it is assumed that the Contract will continue through the end of each period, or the deduction of the Annual Contract Fee. If reflected, these charges would reduce the performance results presented.

CUMULATIVE TOTAL RETURN CALCULATIONS

     No standardized formula has been prescribed by the SEC for calculating cumulative total return performance. Cumulative total return performance is the compound rate of return on a hypothetical initial investment of $1,000 in each Division's Accumulation Units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment"). Cumulative total return figures (and the related "Growth of a $1,000 Investment" figures set forth below) do not include the effect of any premium taxes or any applicable Surrender Charge or the Annual Contract Fee. Cumulative total return quotations reflect changes in Accumulation Unit value and are calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula, and then expressing that as a percentage:

                                C = (ERV/P) - 1
Where:
     C =            cumulative total return
     P =            a hypothetical initial investment of $1,000
     ERV =          ending  redeemable  value  is the  value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period.

HYPOTHETICAL PERFORMANCE


     The tables below provide hypothetical performance information for certain of the available Divisions of Separate Account D based on the actual historical performance of the corresponding Series in which each of these Divisions invests. This information reflects all actual charges and deductions of these Series and all Separate Account charges and deductions, with respect to the Contracts, that hypothetically would have been made had the Separate Account, with respect to the Contracts, been invested in these Series for all the periods indicated.

             Hypothetical Historical Average Annual Total Returns
                          (Through December 31, 1995)
                                                                                             Since
                                                                                             Series
Investment Division                      One Year                 Five Years               Inception*


Emerging Growth                             N/A                        N/A                    23.01%
Enterprise                                28.98%                     14.05%                    8.26
Domestic Income                           13.59                      10.88                     6.54
Government                                 9.45                       6.04                     5.82
Money Market                              (2.08)                      1.98                     4.19




                     Hypothetical Historical Total Returns
                          (Through December 31, 1995)
                                                                                             Since
                                                                                             Series
Investment Division                      One Year                 Five Years               Inception*


Emerging Growth                             N/A                        N/A                    35.61%
Enterprise                                35.08%                     14.54%                    8.31
Domestic Income                           19.68                      11.43                     6.61
Government                                15.54                       6.67                     5.89
Money Market                               4.00                       2.71                     4.26


               Hypothetical Historical Cumulative Total Returns
                          (Through December 31, 1995)

                                                                                             Since
                                                                                             Series
Investment Division                      One Year                 Five Years               Inception*


Emerging Growth                             N/A                        N/A                    16.29%
Enterprise                                35.08%                     97.14%                  117.48
Domestic Income                           19.68                      71.75                    68.53
Government                                15.54                      38.11                    74.47
Money Market                               4.00                      14.30                    50.15




    Hypothetical Historical Growth of a $1,000 Investment in the Divisions
                          (Through December 31, 1995)
                                                                                             Since
                                                                                             Series
Investment Division                      One Year                 Five Years               Inception*


Emerging Growth                             N/A                         N/A                $1,162.95
Enterprise                            $1,350.85                   $1,971.41                 2,174.81
Growth and Income                           N/A                         N/A                      N/A
Domestic Income                        1,196.85                    1,717.46                 1,685.25
Government                             1,155.41                    1,381.14                 1,744.74
Money Market                           1,039.98                    1,143.02                 1,501.46


                                       6


 ----------------
* The inception dates for each Series funding the Divisions are: April 4, 1986 for the Money Market, Enterprise, and Government Divisions; November 4, 1987 for the Domestic Income Division; July 3, 1995 for the Emerging Growth Division.


YIELD CALCULATIONS

The yields for the Domestic Income Division and the Government Division are each computed in accordance with a standard method prescribed by the SEC. The hypothetical yields for the Domestic Income Division and the Government Division, based upon the one month period ended December 31, 1995, were 6.61% and 5.28%, respectively. The yield quotation is computed by dividing the net investment income per Accumulation Unit earned during the specified one month or 30-day period by the Accumulation Unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                                     a - b     6
                         YIELD = 2[(------- +1) - 1]
                                      cd

a = net dividends and interest earned during the period by the Portfolio attributable to the Division

b =  expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d =  the Accumulation Unit value per unit on the last day of the period

The yield of each Division reflects the deduction of all recurring fees and charges applicable to each Division, such as the Mortality and Expense Risk Charge, and the Administrative Expense Charge but does not reflect the deduction of Surrender Charges or premium taxes.

MONEY MARKET DIVISION YIELD AND EFFECTIVE YIELD CALCULATIONS

     The Money Market Division's yield is computed in accordance with a standard method prescribed by the SEC. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period to obtain the base period return; the base period return is then multiplied by the fraction 365/7 to obtain the current yield figure, which is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Division's Portfolio are not included in the calculation. The Money Market Division's hypothetical historical yield for the seven day period ended December 31, 1995 was 3.75%.

     The Money Market Division's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7-1. The Money Market Division's hypothetical historical effective yield for the seven day period ended December 31, 1995 was 3.82%.

Yield and effective yield do not reflect the deduction of Surrender Charges or premium taxes that may be imposed upon the redemption of Accumulation Units.

PERFORMANCE COMPARISONS

     The performance of each or all of the available Divisions of Separate Account D may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Divisions of Separate Account D. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDSR") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDSR rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDSR rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDSR prepares risk adjusted rankings, which consider the effects of market risk on total return performance.

     In addition, each Division's performance may be compared in advertisements and sales literature to the following benchmarks: (1) the Standard & Poor's 500 Composite Stock Price Index, an unmanaged weighted index of 500 leading domestic companies that represents approximately 80% of the market capitalization of the United States equity market; (2) the Dow Jones Industrial Average, an unmanaged unweighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange and generally considered representative of the United States stock market; (3) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally is considered to be a measure of inflation;
(4) the Lehman Brothers Government and Domestic Strategic Income Index, the Salomon Brothers High Grade Domestic Strategic Income Index, and the Merrill Lynch Government/Corporate Master Index, unmanaged indices that are generally considered to represent the performance of intermediate and long term bonds during various market cycles; and (5) the Morgan Stanley Capital International Europe Australia Far East Index, an unmanaged index that is considered to be generally representative of major non-United States stock markets.

                      EFFECT OF TAX-DEFERRED ACCUMULATION

     The Contracts qualify for tax-deferred treatment on earnings. This tax-deferred treatment increases the amount available for accumulation by deferring taxes on any earnings until the earnings are withdrawn. The longer the taxes are deferred, the more the accumulation potential effectively grows over the term of the Contracts.

     The hypothetical tables set out below illustrate this potential. The tables compare accumulations based on a single initial purchase payment of $100,000 compounded annually under (1) a Contract, under which earnings are not taxed until withdrawn in connection with a full surrender, partial withdrawal, or annuitization, or termination due to insufficient Account Value ("withdrawal of earnings") and (2) an investment under which earnings are taxed on a current basis ("Taxable Investment"), based on an assumed tax rate of 28%, and the assumed earning rates specified.

                                                 5 Years               10 Years              20 Years

                                                               (7.50% earnings rate)


Contract                                         $143,563              $206,103              $424,785

Contract (after Taxes)                           $131,365              $176,394              $333,845

Taxable Investment                               $130,078              $169,202              $286,294



                                                               (10.00% earnings rate)


Contract                                         $161,051              $259,374              $672,750

Contract (after Taxes)                           $143,957              $214,749              $512,380

Taxable Investment                               $141,571              $200,423              $401,694


     The hypothetical tables do not reflect any fees or charges imposed under a Contract or Taxable Investment. However, the Contracts impose a Mortality and Expense Risk Charge of 1.25%, a Surrender Charge (applicable to withdrawal of earnings for the first seven Contract years) up to a maximum of 6%, an Administrative Expense Charge of 0.15%, and an Annual Contract Fee of $30. A Taxable Investment could incur comparable fees or charges. Fees and charges would reduce the return from a Contract or Taxable Investment.

     Under the Contracts, a withdrawal of earnings is subject to tax, and may be subject to an additional 10% penalty before age 59 1/2.

     These tables are only illustrations of the effect of tax-deferred accumulations and are not a guarantee of future performance.


                             FINANCIAL STATEMENTS


Separate Account D has a total of 37 Divisions. The financial statements for Separate Account D that are included herein relate to 26 of its Divisions, of which only four are available pursuant to the Contracts that are the subject of this Statement of Additional Information. Two of the additional Divisions, which are available under the Contracts, have commenced operations but have not previously been available under any contracts related to Separate Account
D. None of the remaining nine Divisions, all of which are available under the Contracts that are the subject of this Statement of Additional Information, had commenced operations as of the date of this Statement.


Certain names of the available Divisions of Separate Account D have changed. Subsequent to December 31, 1995 the names of the Domestic Strategic Income Fund and the Common Stock Fund were changed to Domestic Income Portfolio and Enterprise Portfolio, respectively. In addition, the Emerging Growth Fund, the Government Fund, and the Money Market Fund are now referred to as the Emerging Growth Portfolio, the Government Portfolio, and the Money Market Portfolio, respectively.


The financial statements of AGL that are included in this Statement of Additional Information should be considered primarily as bearing on the ability of AGL to meet its obligations under the Contracts.

                                   INDEX TO
                             FINANCIAL STATEMENTS
                                                                      Page No.

I.  Separate Account D Financial Statements

       Report of Ernst & Young LLP, Independent Auditors.................  11

       Statement of Net Assets ..........................................  12

       Statement of Operations...........................................  12

       Statements of Changes in Net Assets...............................  13

       Notes to Financial Statements.....................................  14



II. AGL Consolidated Financial Statements

       Report of Ernst & Young LLP, Independent Auditors.................  26

       Consolidated Balance Sheets.......................................  27

       Consolidated Statements of Income.................................  29

       Consolidated Statements of Shareholders' Equity...................  30

       Consolidated Statements of Cash Flows.............................  31

       Notes to Consolidated Financial Statements........................  32

[GRAPHIC OMITTED]

ERNST & YOUNG LLP        One Houston Center             Phone: 713-750-1500
                         Suite 2400                     Fax:   713-750-1501
                         1221 McKinney Street
                         Houston, Texas 77010-2007



                        Report of Independent Auditors



Board of Directors of
American General Life Insurance Company
and Contract Owners of
American General Life Insurance Company
Separate Account D




     We have audited the accompanying statement of net assets of American General Life Insurance Company (the "Company") Separate Account D as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31,1995, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company Separate Account D at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                 /s/ERNST & YOUNG LLP

Houston, Texas
January  31, 1996

                    American General Life Insurance Company

                              SEPARATE ACCOUNT D

                            STATEMENT OF NET ASSETS
                               December 31, 1995


                                                                   TOTAL            Sierra          VAriety            All
                                                                    ALL            Advantage         Plus             Other
                                                                 DIVISIONS         Divisions       Divisions        Divisions
ASSETS:
  Investment securities - at market (cost $413,244,463)....... $464,987,803     $407,547,576     $ 14,084,919     $ 43,355,308
  Due from (to) American General Life Insurance Company.......          (30)             (19)              (6)             (55)
                                                               -------------    -------------    -------------    -------------

     NET ASSETS............................................... $464,987,773     $407,547,595     $ 14,084,925     $ 43,355,253
                                                               =============    =============    =============    =============



CONTRACT OWNER RESERVES:
   Reserves for redeemable annuity contracts.................. $462,233,496     $407,499,242     $ 14,084,925     $ 40,649,329
   Reserves for annuity contracts on benefit..................    2,754,277           48,353                0        2,705,924
                                                               -------------    -------------    -------------    -------------

     TOTAL CONTRACT OWNER RESERVES............................ $464,987,773     $407,547,595     $ 14,084,925     $ 43,355,253
                                                               =============    =============    =============    =============



                            STATEMENT OF OPERATIONS
                         Year Ended December 31, 1995

                                                                   TOTAL            Sierra          VAriety           All
                                                                    ALL            Advantage         Plus             Other
                                                                 DIVISIONS         Divisions       Divisions        Divisions
INVESTMENT INCOME:
   Dividends from mutual funds................................ $ 12,516,480     $  9,681,081     $    414,631     $  2,420,768


EXPENSES:
   Expense and mortality fee..................................    5,735,875        5,136,366          197,690          401,819
                                                               -------------    -------------    -------------    -------------
     NET INVESTMENT INCOME....................................    6,780,605        4,544,715          216,941        2,018,949
                                                               -------------    -------------    -------------    -------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments....................     (623,550)        (348,580)           6,817         (281,787)
   Capital gain distributions from mutual funds...............    3,557,290          721,066          800,809        2,035,415
   Net unrealized gain on investments.........................   65,361,002       59,082,619        2,006,733        4,271,650
                                                               -------------    -------------    -------------    -------------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........   68,294,742       59,455,105        2,814,359        6,025,278
                                                               -------------    -------------    -------------    -------------
     INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........ $ 75,075,347     $ 63,999,820     $  3,031,300     $  8,044,227
                                                               =============    =============    =============    =============


See accompanying notes.

                    American General Life Insurance Company

                              SEPARATE ACCOUNT D

                      STATEMENT OF CHANGES IN NET ASSETS
                         Year Ended December 31, 1995

                                                                   TOTAL            Sierra          VAriety           All
                                                                    ALL            Advantage         Plus             Other
                                                                 DIVISIONS         Divisions       Divisions        Divisions
OPERATIONS:
   Net investment income...................................... $  6,780,605     $  4,544,715     $    216,941     $  2,018,949
   Net realized gain (loss) on investments....................     (623,550)        (348,580)           6,817         (281,787)
   Capital gain distributions from mutual funds...............    3,557,290          721,066          800,809        2,035,415
   Net unrealized gain on investments.........................   65,361,002       59,082,619        2,006,733        4,271,650
                                                               -------------    -------------    -------------    -------------
     Increase in net assets resulting from operations.........   75,075,347       63,999,820        3,031,300        8,044,227
                                                               -------------    -------------    -------------    -------------


PRINCIPAL TRANSACTIONS:
   Contract  purchase  payments,  less sales and
    administrative expenses and premium taxes.................   67,939,767       66,850,917        1,000,953           87,897

Payments to contract owners:
   Annuity benefits...........................................   (8,505,642)      (7,148,527)         (47,580)      (1,309,535)
   Terminations and withdrawals...............................  (25,014,962)     (20,016,039)      (1,260,750)      (3,738,173)
                                                               -------------    -------------    -------------    -------------
     Increase  (Decrease) in net assets resulting from
      principal transactions..................................   34,419,163       39,686,351         (307,377)      (4,959,811)
                                                               -------------    -------------    -------------    -------------


      TOTAL INCREASE IN NET ASSETS............................  109,494,510      103,686,171        2,723,923        3,084,416


NET ASSETS:
   Beginning of year..........................................  355,493,263      303,861,424       11,361,002       40,270,837
                                                               -------------    -------------    -------------    -------------
   End of year................................................ $464,987,773     $407,547,595     $ 14,084,925     $ 43,355,253
                                                               =============    =============    =============    =============

                      STATEMENT OF CHANGES IN NET ASSETS
                         Year Ended December 31, 1994
                                                                   TOTAL            Sierra          VAriety           All
                                                                    ALL            Advantage         Plus             Other
                                                                 DIVISIONS         Divisions       Divisions        Divisions
OPERATIONS:
   Net investment income...................................... $  4,574,508     $  2,394,711     $    233,762     $  1,946,035
   Net realized loss on investments...........................     (995,826)        (669,265)            (635)        (325,926)
   Capital gain distributions from mutual funds...............    2,976,546          556,737          565,769        1,854,040
   Net unrealized loss on investments.........................  (16,409,622)     (10,298,339)      (1,232,273)      (4,879,010)
                                                               -------------    -------------    -------------    -------------
     Decrease in net assets resulting from operations.........   (9,854,394)      (8,016,156)        (433,377)      (1,404,861)
                                                               -------------    -------------    -------------    -------------


PRINCIPAL TRANSACTIONS:
   Contract  purchase  payments,  less sales and
    administrative expenses and premium taxes.................  216,407,388      212,537,864        3,790,446           79,078
   Payments to contract owners:
     Annuity benefits.........................................   (3,248,875)      (1,307,677)               0       (1,941,198)
     Terminations and withdrawals.............................  (12,906,311)      (7,255,982)        (294,322)      (5,356,007)
                                                               -------------    -------------    -------------    -------------
   Increase  (Decrease) in net assets resulting from
     principal transactions...................................  200,252,202      203,974,205        3,496,124       (7,218,127)
                                                               -------------    -------------    -------------    -------------

     TOTAL INCREASE (DECREASE) IN NET ASSETS..................  190,397,808      195,958,049        3,062,747       (8,622,988)

NET ASSETS:
    Beginning of year.........................................  165,095,455      107,903,375        8,298,255       48,893,825
                                                               -------------    -------------    -------------    -------------
    End of year............................................... $355,493,263     $303,861,424     $ 11,361,002     $ 40,270,837
                                                               =============    =============    =============    =============

See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS

Note A - Organization

     Separate Account D (the "Separate Account"), established by American General Life Insurance Company (the "Company") on November 19, 1973, is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account now consists of twenty-six Divisions which are available to investors through four different American General annuity contracts. The divisions available in each contract are as follows:

                         NOTES TO FINANCIAL STATEMENTS

Note A - Organization

     Separate Account D (the "Separate Account"), established by American General Life Insurance Company (the "Company") on November 19, 1973, is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account now consists of twenty-six Divisions which are available to investors through four different American General annuity contracts. The divisions available in each contract are as follows:

SIERRA ADVANTAGE:                                              VARIETY PLUS (CONTINUED)
Sierra Variable Trust ("Sierra") International Growth Fund     Neuberger & Berman Advisors Management Trust ("AMT")
Sierra Short Term Global Government Fund                         Balanced Portfolio
Sierra Growth Fund                                             Neuberger & Berman AMT Partners Portfolio
Sierra Global Money Fund                                       American General Series Portfolio Company ("AGSPC")
Sierra US. Government Fund                                       Stock Index Fund
Sierra Growth & Income Fund                                    AGSPC Social Awareness Fund
Sierra Corporate Income Fund                                   AGSPC International Equities Fund
Sierra Short Term High Quality Bond Fund
Sierra Emerging Growth Fund                                    SEPARATE ACCOUNT D (DEFERRED LOAD):
                                                               Van Kampen LIT Money Market Fund*
                                                               Van Kampen LIT Domestic Strategic Income Fund*
VAriety Plus:                                                  Van Kampen LIT Common Stock Fund*
Van Kampen American Capital ("Van Kampen")
  Life Investment Trust ("LIT") Money Market Fund*             All Other Separate Account D Contracts:
Van Kampen LIT Domestic Strategic Income Fund*                   (Issued prior to January 1, 1982)
Van Kampen LIT Common Stock Fund*                              Van Kampen Comstock Fund*
Van Kampen LIT Government Fund*                                Van Kampen Corporate Bond Fund*
Van Kampen LIT Multiple Strategy Fund*                         Van Kampen Reserve Fund*
Fidelity Variable Insurance Product ("VIP")                    Van Kampen High Income Corporate Bond Fund*
  Asset Manager Portfolio                                        (formerly, American Capital High Yield Investments, Inc.)
Fidelity VIP Overseas Portfolio                                Van Kampen LIT Money Market Fund*
Fidelity VIP Index 500 Portfolio                               Van Kampen LIT Domestic Strategic Income Fund*
Van Kampen LIT Common Stock Fund*

* Resulting from the December 20, 1994 merger, the former American Capital portfolios were renamed Van Kampen American Capital funds as of September 18, 1995.

Note B - Summary of Significant Accounting Policies & Basis of Presentation

     The accompanying financial statements of the Divisions of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The accounting principles followed by the Divisions and the methods of applying those principles are presented below or in the footnotes which follow:

     Security Valuation - The investment in shares of Van Kampen, AGSPC, Fidelity, Neuberger & Berman and Sierra mutual funds are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement.

     Security transactions and related investment income - Security transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Administrative expenses and mortality and expense risk charge - Deductions for administrative expenses and mortality and expense risks assumed by the Company are calculated daily, at an annual rate, on the average daily net asset value of the Separate Account and are paid to the Company.

     An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. A surrender charge is applicable to certain withdrawal amounts and is payable to the Company. The deductions are as follows for the period ended December 31, 1995:


                                          Administrative
                                            Expenses,                          Annual
                                           Mortality &         Annual        Maintenance     Surrender
                                          Expense Risk       Maintenance       Charges        Charges
               Contracts                   Annual Rate         Charge         Collected      Collected
- - ---------------------------------------------------------- ---------------  -------------- --------------
Sierra Advantage..........................    1.50%             N/A              N/A          $865,057
VAriety Plus..............................    1.55%             $36            $ 11,844       $ 36,988
Separate Account D (deferred load)........    1.25%             $30            $ 19,530          4,407
Separate  Account D (Issued prior to
 January 1, 1982).........................    0.75%             N/A              N/A            N/A

Note B - Summary of Significant Accounting Policies & Basis of Presentation - Continued

     Administrative expenses - continued - Sales and other administrative charges are applicable to certain transaction amounts on contracts, excluding Sierra Advantage and VAriety Plus contracts, and are payable to the Company. The total sales and administrative charges collected for the period ended December 31, 1995 were $ 1,376.

     The funds pay their investment advisors, Van Kampen American Capital Asset Management, Inc., The Variable Annuity Life Insurance Company ("VALIC"), Fidelity Management & Research Company, Neuberger & Berman Management Incorporated and Sierra Investment Advisors Corporation, a monthly fee based on the fund's average net asset value.

     Annuity Reserves - Sierra Advantage and VAriety Plus annuity reserves are computed for currently payable contracts according to the 1983a Individual Annuity Mortality Table projected under Scale G factors at an assumed interest rate of 3.5%. The other contracts annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table at an assumed interest rate of 3%. Charges to annuity reserves for mortality and expense risks experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the separate account.

Note C - Investments

     Fund shares are purchased at net asset value with net contract payments (contract purchase payments less surrenders and amounts payable to the Company for administrative and surrender charges) and reinvestment of distributions made by the funds. The following is a summary of fund shares owned as of December 31, 1995.


                                                                   Net        Value of          Cost of         Unrealized
                                                                  Asset       Shares at         Shares         Appreciation
            Fund                                    Shares        Value        Market            Held          (Depreciation)

Van Kampen Comstock Fund......................    397,871.441     14.54       5,785,051        6,114,190        (329,139)
Van Kampen Corporate Bond Fund................     83,309.022      7.19         598,992          574,664          24,328
Van Kampen Reserve Fund.......................  1,449,960.896      1.00       1,449,961        1,449,961               0
Van Kampen High Income Corporate Bond Fund....  2,072,807.504      6.22      12,892,862       12,454,029         438,833
Van Kampen LIT Money Market  Fund.............  5,256,319.660      1.00       5,256,320        5,256,320               0
Van Kampen LIT Domestic Strategic Income Fund.    845,560.773      8.21       6,942,054        6,871,698          70,356
Van Kampen LIT Common Stock Fund..............  1,105,667.807     14.69      16,242,260       14,810,352       1,431,908
Van Kampen LIT Government Fund................    123,110.077      9.06       1,115,377        1,101,202          14,175
Van Kampen LIT Multiple Strategic Fund........    244,020.900     11.64       2,840,403        2,867,267         (26,864)
Fidelity VIP Asset Manager Portfolio..........     42,749.054     15.79         675,008          605,159          69,849
Fidelity VIP Overseas Portfolio...............     14,405.591     17.05         245,615          230,068          15,547
Fidelity VIP Index 500 Portfolio..............      5,182.323     75.71         392,354          341,153          51,201
Neuberger & Berman AMT Balanced Portfolio.....     11,663.151     17.52         204,338          179,486          24,852
Neuberger & Berman AMT Partners Portfolio.....     56,277.979     13.23         744,558          616,777         127,781
AGSPC Stock Index Fund........................     76,073.219     19.03        1447,673        1,125,215         322,458
AGSPC Social Awareness Fund...................      5,228.185     14.15          73,979           64,249           9,730
AGSPC International Equities Fund.............     49,899.180     10.69         533,422          503,870          29,552
Sierra International Growth Fund..............  3,790,502.626     12.11      45,902,987       44,613,770       1,289,217
Sierra Short Term Global Government Fund......  9,536,788.388      2.50      23,841,971       23,405,442         436,529
Sierra Growth Fund............................  6,342,411.894     15.72      99,702,715       74,205,625      25,497,090
Sierra Global Money Fund...................... 20,369,542.760      1.00      20,369,543       20,369,543               0
Sierra US. Government Fund....................  5,229,507.917     10.00      52,295,079       51,443,597         851,482
Sierra Growth and Income Fund.................  3,612,541.492     12.83      46,348,907       38,181,110       8,167,797
Sierra Corporate Income Fund..................  5,792,000.280     10.48      60,700,163       57,157,534       3,542,629
Sierra Short Term High Quality Bond Fund......  4,957,331.689      2.49      12,343,756       12,186,237         157,519
Sierra Emerging Growth Fund...................  3,350,979.240     13.74      46,042,455       36,515,945       9,526,510
                                                                           -------------    -------------    -------------
                                                                           $464,987,803     $413,244,463    $ 51,743,340
                                                                           =============    =============   =============

     The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 1995 were $113,813,641 and $69,055,852, respectively. The cost of total investments owned at December 31, 1995 was the same for both financial reporting and federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation for the year ended December 31,1995 are $52,099,343 and $356,003, respectively.

Note D - Federal Income Taxes

     The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under existing federal income tax law, the investment income and capital gains from sale of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Note E - Summary of Changes in Units


Changes in Units for the Year Ended December 31, 1995

SIERRA ADVANTAGE                                             Short Term
                                                               Global                                                   U. S.
                                         International       Government                              Global          Government
ACCUMULATION PERIOD                      Growth Fund           Fund            Growth Fund         Money Fund           Fund

Outstanding at beginning of period...   41,411,804.816     31,104,117.951     55,968,698.496      5,990,768.122     45,519,220.818
Purchase payments....................    6,282,094.793      1,812,247.957     10,358,765.174      6,190,469.801      5,994,381.877
Surrenders...........................   (2,694,405.713)    (2,698,365.189)    (3,773,253.685)      (998,774.884)    (4,016,271.339)
Transfers to annuity.................            0.000        (23,165.130)        (5,463.976)             0.000              0.000
Transfers between funds..............   (6,117,358.452)    (6,818,339.186)     3,183,924.345      7,887,964.142         (56579.761)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........   38,882,135.444     23,376,496.403     65,732,670.354     19,070,427.181     47,440,751.595
                                        ===============    ===============    ===============    ===============    ===============

                                                                                Short Term
                                                                                   High
                                         Growth and          Corporate           Quality             Emerging
                                         Income Fund        Income Fund          Bond Fund          Growth Fund
Outstanding at beginning of period...   25,711,520.731     57,776,195.507     16,054,361.321     19,161,715.815
Purchase payments....................   10,091,361.789      7,002,703.784      1,828,154.900      8,135,229.721
Surrenders...........................   (1,677,052.520)    (4,392,921.746)    (1,168,254.384)    (1,459,588.916)
Transfers to annuity.................            0.000        (26,597.560)             0.000              0.000
Transfers between funds..............    2,549,195.766     (8,345,279.937)    (4,891,533.560)     8,541,930.500
                                        ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........   36,675,025.766     52,014,100.048     11,822,728.277     34,379,287.120
                                        ===============    ===============    ===============    ===============


VAriety Plus
                                          Van Kampen          Van Kampen
                                              LIT           LIT Domestic                              Van Kampen        Van Kampen
                                             Money            Strategic          Van Kampen             LIT               LIT
                                            Market             Income            LIT Common          Government         Multiple
ACCUMULATION PERIOD                          Fund               Fund             Stock Fund             Fund            Strategy
Non-Qualified Contracts:
Outstanding at beginning of period...      172,772.518        752,632.015      2,129,473.068        745,153.812      1,653,659.302
Purchase payments....................        7,565.950         29,682.191         53,334.914         51,285.660         10,871.291
Surrenders...........................      (29,257.425)       (58,883.265)       (61,649.058)       (68,410.031)      (193,168.817)
Transfers to annuity.................            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............     (120,057.945)       (79,961.354)        72,108.571        (79,919.021)       (84,228.017)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........       31,023.098        643,469.587      2,193,267.495        648,110.420      1,387,133.759
                                        ===============    ===============    ===============    ===============    ===============


                                         Fidelity  VIP                                             Neuberger &        Neuberger &
                                             Asset          Fidelity VIP        Fidelity  VIP      Berman  AMT        Berman AMT
                                            Manager           Overseas            Index 500         Balanced           Partners
                                           Portfolio          Portfolio           Portfolio         Portfolio          Portfolio
Outstanding at beginning of period...      325,839.561         93,593.434         50,474.334        90,936.949         268,546.384
Purchase payments....................       42,938.182         60,103.179        149,398.976        36,135.056         169,410.794
Surrenders...........................       (9,767.561)           (93.893)          (805.962)       (4,199.243)         (4,954.470)
Transfers to annuity.................            0.000              0.000              0.000             0.000               0.000
Transfers between funds..............        9,496.631         (3,446.496)       (56,852.220)         3,564.179        140,996.898
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      368,506.813        150,156.224        255,919.568        126,436.941        573,999.606
                                        ===============    ===============    ===============    ===============    ===============

Changes in Units for the Year Ended December 31, 1995

VAriety Plus - Continued
                                                              AGSPC  Stock
                                              AGSPC              Social            AGSPC
                                              Stock            Awareness        International
Accumulation PERIOD                         Index Fund           Fund           Equities Fund
Non-Qualified Contracts:
Outstanding at beginning of period...      673,760.206         41,120.891        680,590.894
Purchase payments....................       29,287.805         10,732.299         33,337.090
Surrenders...........................      (49,857.945)        (8,661.175)       (45,933.686)
Transfers to annuity.................            0.000              0.000              0.000
Transfers between funds..............       (4,977.152)        (1,582.397)      (189,448.798)
                                        ---------------    ---------------    ---------------
Outstanding at end of period.........      648,212.914         41,609.618        478,545.500
                                        ===============    ===============    ===============


OTHER CONTRACTS
                                                                                                   Van Kampen
                                                               Van Kampen                         High Income         Van Kampen
                                            Van Kampen          Corporate        Van Kampen        Corporate           LIT Money
ACCUMULATION PERIOD                       Comstock Fund         Bond Fund       Reserve Fund       Bond Fund          Market Fund
Non-Qualified Contracts:
Outstanding at beginning of period...      371,579.671        169,794.267        411,195.680      3,265,868.129        827,101.817
Purchase payments....................            0.000              0.000              0.000              0.000              0.000
Surrenders...........................      (11,922.632)       (32,929.866)       (53,584.102)      (287,888.359)       (53,606.690)
Transfers to annuity.................       (1,422.004)             0.000              0.000              0.000              0.000
Transfers between funds..............       (2,771.286)           503.426        (28,908.394)        15,499.924        (71,071.960)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      355,463.749        137,367.827        328,703.184       299,3479.694        702,423.167
                                        ===============    ===============    ===============    ===============    ===============

Qualified Contracts:
Outstanding at beginning of period...      164,204.905              0.000         78,075.084         73,443.858         30,159.958
Purchase payments....................          536.521              0.000            199.421          1,358.750              0.000
Surrenders...........................      (13,592.794)             0.000        (30,158.692)             0.000         (7,733.785)
Transfers to annuity.................            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............            0.000              0.000              0.000              0.000              0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      151,148.632              0.000         48,115.813         74,802.608         22,426.173
                                        ===============    ===============    ===============    ===============    ===============


                                                                                  Van Kampen
                                           Van  Kampen          Van Kampen       LIT Domestic                         Van Kampen
                                            LIT Money          LIT Domestic       Strategic        Van Kampen         LIT Common
                                           Market Fund          Strategic        Income Fund       LIT Common         Stock Fund
                                         (Deferred  Load)      Income Fund     (Deferred Load)     Stock Fund       (Deferred Load)
Non-Qualified Contracts:
Outstanding at beginning of period...    1,223,781.737        575,240.379      1,069,872.228        291,228.921      1,786,702.024
Purchase payments....................          586.468              0.000              0.000              0.000              0.000
Surrenders...........................     (197,634.925)       (18,257.613)       (94,843.512)       (20,092.499)      (303,559.749)
Transfers to annuity.................            0.000              0.000        (11,088.000)             0.000         (8,357.577)
Transfers between funds..............     (177,782.776)         27700.701        (12,558.495)        17,174.197        121,298.758
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      848,950.504        584,683.467        951,382.221        288,310.619      1,596,083.456
                                        ===============    ===============    ===============    ===============    ===============

Qualified Contracts:
Outstanding at beginning of period...      426,837.882         58,279.672        271,027.407          4,202.245        818,076.293
Purchase payments....................       14,302.609              0.000            388.105              0.000         12,584.870
Surrenders...........................      (47,564.306)       (17,162.626)       (40,747.940)             0.000        (70,354.102)
Transfers to annuity.................            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............      (22,209.354)             0.000          7,992.516              0.000          6,308.737
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      371,366.831         41,117.046        238,660.088          4,202.245        766,615.798
                                        ===============    ===============    ===============    ===============    ===============

Changes in Units for the Year Ended December 31, 1995

SIERRA ADVANTAGE                               Short
                                               Term
                                              Global                             Corporate
                                            Government           Growth           Income
                                               Fund               Fund             Fund
ANNUITY PERIOD
Outstanding at beginning of period...            0.000              0.000              0.000
Transfers from accumulation..........       23,165.130          5,463.976         26,597.560
Annuity payments.....................       (5,363.864)        (1,265.214)        (6,158.617)
                                        ---------------    ---------------    ---------------
Outstanding at end of period.........       17,801.266          4,198.762         20,438.943
                                        ===============    ===============    ===============


OTHER CONTRACTS
                                                                                                   Van Kampen
                                                                Van Kampen                         High Income         Van Kampen
                                            Van Kampen          Corporate        Van Kampen        Corporate           LIT Money
ANNUITY PERIOD                            Comstock Fund         Bond Fund       Reserve Fund       Bond Fund          Market Fund
Non-Qualified Contracts:
Outstanding at beginning of period...       27,397.375              0.000         71,670.134        103,542.880         23,060.131
Transfers from accumulation..........        1,422.004              0.000              0.000              0.000              0.000
Annuity payments.....................       (2,786.345)             0.000        (12,467.155)       (15,445.732)        (4,208.289)
Transfers between funds..............       (1,230.549)             0.000              0.000              0.000              0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........       24,802.485              0.000         59,202.979         88,097.148         18,851.842
                                        ===============    ===============    ===============    ===============    ===============

Qualified Contracts:
Outstanding at beginning of period...            0.000              0.000              0.000          5,688.339              0.000
Transfers from accumulation..........            0.000              0.000              0.000              0.000              0.000
Annuity payments.....................            0.000              0.000              0.000           (787.991)             0.000
Transfers between funds..............            0.000              0.000              0.000              0.000              0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........            0.000              0.000              0.000          4,900.348              0.000
                                        ===============    ===============    ===============    ===============    ===============

                                                                                  Van Kampen
                                            Van Kampen          Van Kampen       LIT Domestic                         Van Kampen
                                            LIT Money          LIT Domestic       Strategic        Van Kampen         LIT Common
                                           Market Fund          Strategic        Income Fund       LIT Common         Stock Fund
                                         (Deferred  Load)      Income Fund     (Deferred Load)     Stock Fund       (Deferred Load)
Non-Qualified Contracts:
Outstanding at beginning of period...      594,477.542         14,952.887        116,752.801         2,820.817         156,484.254
Transfers from accumulation..........            0.000              0.000         11,088.000             0.000           8,357.577
Annuity payments.....................     (154,892.897)        (5,700.288)       (34,337.425)         (636.058)        (40,684.171)
Transfers between funds..............            0.000              0.000              0.000             0.000               0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      439,584.645          9,252.599         93,503.376         2,184.759         124,157.660
                                        ===============    ===============    ===============    ===============    ===============

Qualified Contracts:
Outstanding at beginning of period...       11,363.088             89.380         22,429.259              0.000          7,273.025
Transfers from accumulation..........            0.000              0.000              0.000              0.000              0.000
Annuity payments.....................       (6,546.927)             0.000         (5,119.590)             0.000         (3,174.485)
Transfers between funds..............            0.000              0.000              0.000              0.000              0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........        4,816.161             89.380         17,309.669              0.000          4,098.540
                                        ===============    ===============    ===============    ===============    ===============

Changes in Units for the Year Ended December 31, 1994



SIERRA ADVANTAGE                                             Short Term
                                                               Global                                                   U. S.
                                         International       Government                              Global          Government
ACCUMULATION PERIOD                      Growth Fund           Fund            Growth Fund         Money Fund           Fund
Outstanding at beginning of period...    9,502,246.682     19,320,639.816     20,576,053.109      1,479,140.661     24,761,033.965
Purchase payments....................   30,488,798.822     16,302,480.036     37,607,137.094      4,545,287.776     28,567,151.722
Surrenders...........................     (901,652.705)    (1,043,267.503)    (1,549,373.517)      (491,141.154)    (1,505,658.408)
Transfers to annuity.................            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............    2,322,412.017     (3,475,734.398)      (665,118.190)       457,480.839     (6,303,306.461)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........   41,411,804.816     31,104,117.951     55,968,698.496      5,990,768.122     45,519,220.818
                                        ===============    ===============    ===============    ===============    ===============

                                                                                Short Term
                                                                                   High
                                         Growth and          Corporate           Quality             Emerging
                                         Income Fund        Income Fund          Bond Fund          Growth Fund
Outstanding at beginning of period...            0.000     27,478,746.085              0.000              0.000
Purchase payments....................   20,284,289.617     40,062,344.908     12,264,554.507     16,997,627.089
Surrenders...........................     (357,973.182)    (2,056,737.876)      (216,083.075)      (317,716.395)
Transfers to annuity.................            0.000              0.000              0.000              0.000
Transfers between funds..............    5,785,204.296     (7,708,157.610)     4,005,889.889      2,481,805.121
                                        ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........   25,711,520.731     57,776,195.507     16,054,361.321     19,161,715.815
                                        ===============    ===============    ===============    ===============

                                          Van Kampen          Van Kampen
                                              LIT           LIT Domestic                             Van Kampen        Van Kampen
                                             Money            Strategic          Van Kampen              LIT              LIT
                                            Market             Income            LIT Common           Government        Multiple
ACCUMULATION PERIOD                          Fund               Fund             Stock Fund             Fund            Strategy
Non-Qualified Contracts:
Outstanding at beginning of period...      470,416.365        514,099.213      1,585,990.094        562,146.987      1,235,477.125
Purchase payments....................       95,956.177        243,505.408        601,165.155        145,633.331        465,519.757
Surrenders...........................      (53,016.211)        (6,302.835)        (9,704.707)       (15,779.419)       (41,420.840)
Transfers to annuity.................            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............     (340,583.813)         1,330.229        (47,977.474)        53,152.913         (5,916.740)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period               172,772.518        752,632.015      2,129,473.068        745,153.812      1,653,659.302
                                        ===============    ===============    ===============    ===============    ===============

                                         Fidelity  VIP                                             Neuberger &        Neuberger &
                                             Asset          Fidelity VIP        Fidelity  VIP      Berman  AMT        Berman AMT
                                            Manager           Overseas            Index 500         Balanced           Partners
                                           Portfolio          Portfolio           Portfolio         Portfolio          Portfolio
Outstanding at beginning of period...            0.000              0.000              0.000              0.000              0.000
Purchase payments....................      244,179.110         53,306.655         31,235.853         69,990.072        139,667.643
Surrenders...........................       (2,994.287)            (1.934)             0.000             (2.822)             0.000
Transfers to annuity.................            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............       84,654.738         40,288.713         19,238.481         20,949.699        128,878.741
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      325,839.561         93,593.434         50,474.334         90,936.949        268,546.384
                                        ===============    ===============    ===============    ===============    ===============

VAriety Plus - Continued
                                                              AGSPC  Stock
                                              AGSPC              Social            AGSPC
                                              Stock            Awareness        International
ACCUMULATION PERIOD                         Index Fund           Fund           Equities Fund
Non-Qualified Contracts:
Outstanding at beginning of period...      515,549.476         28,357.707        402,977.973
Purchase payments....................      193,079.043         21,480.143        278,710.049
Surrenders...........................      (3,0373.387)       (16,487.492)       (28,312.083)
Transfers to annuity.................            0.000              0.000              0.000
Transfers between funds..............       (4,494.926)         7,770.533         27,214.955
                                        ---------------    ---------------    ---------------
Outstanding at end of period.........      673,760.206         41,120.891        680,590.894
                                        ===============    ===============    ===============

OTHER CONTRACTS
                                                                                                   Van Kampen
                                                               Van Kampen                         High Income         Van Kampen
                                            Van Kampen          Corporate        Van Kampen        Corporate           LIT Money
ACCUMULATION PERIOD                       Comstock Fund         Bond Fund       Reserve Fund       Bond Fund          Market Fund
Non-Qualified Contracts:
Outstanding at beginning of period...      365,095.021        226,722.085        536,073.195      3,691,686.193        906,934.270
Purchase payments....................            0.000              0.000              0.000              0.000              0.000
Surrenders...........................      (33,689.933)       (31,013.499)       (98,822.017)      (305,617.624)      (276,250.648)
Transfers to annuity.................       (6,132.477)             0.000              0.000              0.000              0.000
Transfers between funds..............       46,307.060        (25,914.319)       (26,055.498)      (120,200.440)       196,418.195
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      371,579.671        169,794.267        411,195.680      3,265,868.129        827,101.817
                                        ===============    ===============    ===============    ===============    ===============

Qualified Contracts:
Outstanding at beginning of period...      200,055.262              0.000         80,922.264         71,668.595         30,159.958
Purchase payments....................          549.904              0.000            437.330            954.472              0.000
Surrenders...........................      (36,168.880)             0.000         (2,138.454)             0.000              0.000
Transfers to annuity.................            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............         (231.381)             0.000         (1,146.056)           820.791              0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      164,204.905              0.000         78,075.084         73,443.858         30,159.958
                                        ===============    ===============    ===============    ===============    ===============

                                                                                  Van Kampen
                                            Van Kampen          Van Kampen       LIT Domestic                         Van Kampen
                                            LIT Money          LIT Domestic       Strategic        Van Kampen         LIT Common
                                           Market Fund          Strategic        Income Fund       LIT Common         Stock Fund
                                         (Deferred  Load)      Income Fund     (Deferred Load)     Stock Fund       (Deferred Load)
Non-Qualified Contracts:
Outstanding at beginning of period...    1,664,269.126        764,147.026      1,337,610.914        409,558.477      2,038,605.732
Purchase payments....................            0.000              0.000              0.000             83.257              0.000
Surrenders...........................     (449,670.189)       (90,138.390)      (279,842.492)      (118,412.813)      (216,864.376)
Transfers to annuity.................       (3,821.260)             0.000         (7,531.261)             0.000        (15,133.587)
Transfers between funds..............       13,004.060        (98,768.257)        19,635.067              0.000        (19,905.745)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........    1,223,781.737        575,240.379      1,069,872.228        291,228.921      1,786,702.024
                                        ===============    ===============    ===============    ===============    ===============

Qualified Contracts:
Outstanding at beginning of period...      479,512.428         58,279.672        350,133.062          4,202.245        917,581.645
Purchase payments....................       11,786.955              0.000            394.276              0.000         14,118.689
Surrenders...........................      (43,484.664)             0.000        (79,540.515)             0.000       (126,859.194)
Transfers to annuity.................            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............      (20,976.837)             0.000             40.584              0.000         13,235.153
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      426,837.882         58,279.672        271,027.407          4,202.245        818,076.293
                                        ===============    ===============    ===============    ===============    ===============

Changes in Units for the Year Ended December 31, 1994

OTHER CONTRACTS
                                                                                                   Van Kampen
                                                                Van Kampen                         High Income         Van Kampen
                                            Van Kampen          Corporate        Van Kampen        Corporate           LIT Money
ANNUITY PERIOD                            Comstock Fund         Bond Fund       Reserve Fund       Bond Fund          Market Fund
Non-Qualified Contracts:
Outstanding at beginning of period...       24,882.973              0.000         84,510.759        135,437.248         26,186.518
Annuity payments.....................       (3,618.075)             0.000        (12,840.625)       (31,894.368)        (3,126.387)
Transfers from accumulation..........        6,132.477              0.000              0.000              0.000              0.000
Transfers between funds..............            0.000              0.000              0.000              0.000              0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........       27,397.375              0.000         71,670.134        103,542.880         23,060.131
                                        ===============    ===============    ===============    ===============    ===============


Qualified Contracts:
Outstanding at beginning of period               0.000              0.000              0.000          6,517.949              0.000
Annuity payments                                 0.000              0.000              0.000           (829.610)             0.000
Transfers from accumulation                      0.000              0.000              0.000              0.000              0.000
Transfers between funds                          0.000              0.000              0.000              0.000              0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period                     0.000              0.000              0.000           5688.339              0.000
                                        ===============    ===============    ===============    ===============    ===============

                                                                                  Van Kampen
                                            Van Kampen          Van Kampen       LIT Domestic                         Van Kampen
                                            LIT Money          LIT Domestic       Strategic        Van Kampen         LIT Common
                                           Market Fund          Strategic        Income Fund       LIT Common         Stock Fund
                                         (Deferred  Load)      Income Fund     (Deferred Load)     Stock Fund       (Deferred Load)
Non-Qualified Contracts:
Outstanding at beginning of period...      759,226.707         20,824.113        215,354.665          3,545.037        136,132.883
Annuity payments.....................     (168,570.425)        (5,871.226)       (58,040.628)          (724.220)       (32,003.242)
Transfers from accumulation..........        3,821.260              0.000          7,531.261              0.000         15,133.587
Transfers between funds..............            0.000              0.000         (48092.497)             0.000         37,221.026
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........      594,477.542         14,952.887        116,752.801          2,820.817        156,484.254
                                        ===============    ===============    ===============    ===============    ===============

Qualified Contracts:
Outstanding at beginning of period...       18,146.507            136.068         27,923.470              0.000         10,542.691
Annuity payments.....................       (6,783.419)           (46.688)        (5,494.211)             0.000         (3,269.666)
Transfers from accumulation..........            0.000              0.000              0.000              0.000              0.000
Transfers between funds..............            0.000              0.000              0.000              0.000              0.000
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Outstanding at end of period.........       11,363.088             89.380         22,429.259              0.000          7,273.025
                                        ===============    ===============    ===============    ===============    ===============

Note F - Assets Represented By:


                                                                    December 31,1995
ACCUMULATION PERIOD:
                                                         Units        Unit Value       Amount
SIERRA ADVANTAGE:
   International Growth Fund......................   38,882,135.444   $ 1.180567    $ 45,902,966
   Short Term Global Government Fund..............   23,376,496.403     1.019136      23,823,829
   Growth Fund....................................   65,732,670.354     1.516694      99,696,347
   Global Money Fund..............................   19,070,427.181     1.068122      20,369,543
   US. Government Fund............................   47,440,751.595     1.102324      52,295,079
   Growth and Income Fund.........................   36,675,025.766     1.263773      46,348,907
   Corporate Income Fund..........................   52,014,100.048     1.166536      60,676,320
   Short Term High Quality Bond Fund..............   11,822,728.277     1.044070      12,343,756
   Emerging Growth Fund...........................   34,379,287.120     1.339251      46,042,495
                                                                                    -------------
                                                                                     407,499,242
                                                                                    -------------


VAriety Plus:
   Van Kampen LIT Money Market Fund...............       31,023.098     1.477475          45,836
   Van Kampen LIT Domestic Strategic Income Fund..      643,469.587     1.661247       1,068,962
   Van Kampen LIT Common Stock Fund...............    2,193,267.495     2.141736       4,697,400
   Van Kampen LIT Government Fund.................      648,110.420     1.720968       1,115,377
   Van Kampen LIT Multiple Strategy Fund..........    1,387,133.759     2.047678       2,840,403
   Fidelity VIP Asset Manager Portfolio...........      368,506.813     1.831737         675,008
   Fidelity VIP Overseas Portfolio................      150,156.224     1.635732         245,615
   Fidelity VIP Index 500 Portfolio...............      255,919.568     1.533115         392,354
   Neuberger and Berman AMT Balanced Portfolio....      126,436.941     1.616129         204,338
   Neuberger and Berman AMT Partners Portfolio....      573,999.606     1.297141         744,558
   AGSPC Stock Index Fund.........................      648,212.914     2.233330       1,447,673
   AGSPC Social Awareness Fund....................       41,609.618     1.777926          73,979
   AGSPC International Equities Fund..............      478,545.500     1.114674         533,422
                                                                                    -------------
                                                                                      14,084,925
                                                                                    -------------


OTHER CONTRACTS:
Non Qualified:
   Van Kampen Comstock Fund.......................      355,463.749    10.114739       3,595,423
   Van Kampen Corporate Bond Fund.................      137,367.827     4.360496         598,992
   Van Kampen Reserve Fund........................      328,703.184     3.325272       1,093,027
   Van Kampen High Income Corporate Bond Fund.....    2,993,479.694     4.077748      12,206,656
   Van Kampen LIT Money Market Fund...............      702,423.167     2.263550       1,589,970
   Van Kampen LIT Money Market Fund (deferred load)     848,950.504     2.118700       1,798,671
   Van Kampen LIT Domestic Strategic Income Fund..      584,683.467     3.185024       1,862,231
   Van Kampen LIT Domestic Strategic Income Fund
     (deferred load)..............................      951,382.221     2.920774       2,778,772
   Van Kampen LIT Common Stock Fund...............      288,310.619     4.395486       1,267,265
   Van Kampen LIT Common Stock Fund (deferred load)   1,596,083.456     4.123383       6,581,263


Qualified:
   Van Kampen Comstock Fund.......................      151,148.632    12.826825       1,938,757
   Van Kampen Reserve Fund........................       48,115.813     3.326430         160,054
   Van Kampen High Income Corporate Bond Fund.....       74,802.608     4.102343         306,866
   Van Kampen LIT Money Market Fund...............       22,426.173     2.263550          50,763
   Van Kampen LIT Money Market Fund (deferred load)     371,366.831     2.118700         786,815
   Van Kampen LIT Domestic Strategic Income Fund..       41,117.046     3.393373         139,525
   Van Kampen LIT Domestic Strategic Income Fund
     (deferred load)..............................      238,660.088     3.085083         736,286
   Van Kampen LIT Common Stock Fund...............        4,202.245     4.058526          17,055
   Van Kampen LIT Common Stock Fund (deferred load)     766,615.798     4.097147       3,140,938
                                                                                    -------------
                                                                                      40,649,329
                                                                                    -------------
Total Accumulation Period.......................................................     462,233,496
                                                                                    -------------


                                                                    December 31,1995
ANNUITY PERIOD:
                                                         Units        Unit Value       Amount
SIERRA ADVANTAGE:
   Short Term Global Government Fund..............       17,801.266   $ 1.019136    $     18,142
   Growth Fund....................................        4,198.762     1.516694           6,368
   Corporate Income Fund..........................       20,438.943     1.166536          23,843
                                                                                    -------------
                                                                                          48,353
                                                                                    -------------

OTHER CONTRACTS:
Non Qualified:
   Van Kampen Comstock Fund.......................       24,802.485    10.114739         250,871
   Van Kampen Corporate Bond Fund.................            0.000     4.360496               0
   Van Kampen Reserve Fund........................       59,202.979     3.325272         196,866
   Van Kampen High Income Corporate Bond Fund.....       88,097.148     4.077748         359,238
   Van Kampen LIT Money Market Fund...............       18,851.842     2.263550          42,672
   Van Kampen LIT Money Market Fund (deferred load)     439,584.645     2.118700         931,348
   Van Kampen LIT Domestic Strategic Income Fund..        9,252.599     3.185024          29,470
   Van Kampen LIT  Domestic  Strategic  Income Fund
     (deferred load)..............................       93,503.376     2.920774         273,102
   Van Kampen LIT Common Stock Fund...............        2,184.759     4.395486           9,603
   Van Kampen LIT Common Stock Fund (deferred load)     124,157.660     4.123383         511,950


Qualified:
   Van Kampen Comstock Fund.......................            0.000    12.826825               0
   Van Kampen Corporate Bond Fund.................            0.000     4.379575               0
   Van Kampen Reserve Fund........................            0.000     3.326430               0
   Van Kampen High Income Corporate Bond Fund.....        4,900.348     4.102343          20,103
   Van Kampen LIT Money Market Fund...............            0.000     2.263550               0
   Van Kampen LIT Money Market Fund (deferred load)       4,816.161     2.118700          10,204
   Van Kampen LIT Domestic Strategic Income Fund..           89.380     3.393373             303
   Van Kampen LIT  Domestic  Strategic  Income Fund
     (deferred load)..............................       17,309.669     3.085083          53,402
   Van Kampen LIT Common Stock Fund...............            0.000     4.058526               0
   Van Kampen LIT Common Stock Fund (deferred load)       4,098.540     4.097147          16,792
                                                                                    -------------
                                                                                       2,705,924
                                                                                    -------------
Total Annuity Period............................................................       2,754,277
                                                                                    -------------
Total Contract Owner Reserves...................................................    $464,987,773
                                                                                    =============

                                                                    December 31,1994
ACCUMULATION PERIOD:
                                                         Units        Unit Value       Amount
SIERRA ADVANTAGE:
   International Growth Fund......................   41,411,804.816   $ 1.124150    $ 46,553,080
   Short Term Global Government Fund..............   31,104,117.951     0.957146      29,771,182
   Growth Fund....................................   55,968,698.496     1.121034      62,742,814
   Global Money Fund..............................    5,990,768.122     1.028063       6,15,8887
   US. Government Fund............................   45,519,220.818     0.957302      43,575,641
   Growth and Income Fund.........................   25,711,520.731     0.968879      24,911,352
   Corporate Income Fund..........................   57,776,195.507     0.946638      54,693,142
   Short Term High Quality Bond Fund..............   16,054,361.321     0.969705      15,567,994
   Emerging Growth Fund...........................   19,161,715.815     1.037868      19,887,332
                                                                                    -------------
                                                                                     303,861,424
                                                                                    -------------


VAriety Plus:
   Van Kampen LIT Money Market Fund..............       172,772.518     1.422570         245,781
   Van Kampen LIT Domestic Strategic Income Fund.       752,632.015     1.390051       1,046,197
   Van Kampen LIT Common Stock Fund..............     2,129,473.068     1.587803       3,381,184
   Van Kampen LIT Government Fund................       745,153.812     1.491029       1,111,046
   Van Kampen LIT Multiple Strategy Fund.........     1,653,659.302     1.583079       2,617,873
   Fidelity VIP Asset Manager Portfolio..........       325,839.561     1.590509         518,251
   Fidelity VIP Overseas Portfolio...............        93,593.434     1.514590         141,756
   Fidelity VIP Index 500 Portfolio..............        50,474.334     1.134860          57,281
   Neuberger and Berman AMT Balanced Portfolio...        90,936.949     1.326154         120,596
   Neuberger and Berman AMT Partners Portfolio...       268,546.384     0.965260         259,217
   AGSPC Stock Index Fund........................       673,760.206     1.651802       1,112,918
   AGSPC Social Awareness Fund...................        41,120.891     1.299353          53,431
   AGSPC International Equities Fund.............       680,590.894     1.021863         695,471
                                                                                    -------------
                                                                                      11,361,002
                                                                                    -------------


OTHER CONTRACTS:
Non Qualified:
   Van Kampen Comstock Fund......................       371,579.671     7.486244       2,781,736
   Van Kampen Corporate Bond Fund................       169,794.267     3.623990         615,333
   Van Kampen Reserve Fund.......................       411,195.680     3.191319       1,312,257
   Van Kampen High Income Corporate Bond Fund....     3,265,868.129     3.499106      11,427,619
   Van Kampen LIT Money Market Fund..............       827,101.817     2.162877       1,788,919
   Van Kampen LIT Money Market Fund (deferred load)   1,223,781.737     2.034116       2,489,314
   Van Kampen LIT Domestic Strategic Income Fund.       575,240.379     2.644527       1,521,239
   Van Kampen LIT Domestic Strategic Income Fund
     (deferred load)..............................    1,069,872.228     2.436668       2,606,923
   Van Kampen LIT Common Stock Fund...............      291,228.921     3.233513         941,693
   Van Kampen LIT Common Stock Fund (deferred load)   1,786,702.024     3.047783       5,445,480


Qualified:
   Van Kampen Comstock Fund......................       164,204.905     9.493541       1,558,886
   Van Kampen Reserve Fund.......................        78,075.084     3.192430         249,249
   Van Kampen High Income Corporate Bond Fund....        73,443.858     3.520222         258,539
   Van Kampen LIT Money Market Fund..............        30,159.958     2.162877          65,232
   Van Kampen LIT Money Market Fund (deferred load)     426,837.882     2.034116         868,238
   Van Kampen LIT Domestic Strategic Income Fund.        58,279.672     2.817521         164,204
   Van Kampen LIT Domestic Strategic Income Fund
     (deferred load).............................       271,027.407     2.573757         697,559
   Van Kampen LIT Common Stock Fund..............         4,202.245     2.985622          12,546
   Van Kampen LIT Common Stock Fund (deferred load)     818,076.293     3.028400       2,477,462
                                                                                    -------------
                                                                                      37,282,428
                                                                                    -------------
Total Accumulation Period.......................................................     352,504,854
                                                                                    -------------

                                                                    December 31,1994
ANNUITY PERIOD:
                                                         Units        Unit Value       Amount
OTHER CONTRACTS:
Non Qualified:
Van Kampen Comstock Fund                                 27,397.375   $ 7.486244         205,103
Van Kampen Corporate Bond Fund                                0.000     3.623990               0
Van Kampen Reserve Fund                                  71,670.134     3.191319         228,722
Van Kampen High Income Corporate Bond Fund              103,542.880     3.499106         362,308
Van Kampen LIT Money Market Fund                         23,060.131     2.162877          49,876
Van Kampen LIT Money Market Fund (deferred load)        594,477.542     2.034116       1,209,236
Van Kampen LIT Domestic Strategic Income Fund            14,952.887     2.644527          39,543
Van Kampen LIT Domestic Strategic Income Fund
  (deferred load)                                       116,752.801     2.436668         284,488
Van Kampen LIT Common Stock Fund                          2,820.817     3.233513           9,121
Van Kampen LIT Common Stock Fund (deferred load)        156,464.254     3.047783         476,869


Qualified:
Van Kampen Comstock Fund                                      0.000     9.493541               0
Van Kampen Corporate Bond Fund                                0.000     3.639851               0
Van Kampen Reserve Fund                                       0.000     3.192430               0
Van Kampen High Income Corporate Bond Fund                5,688.339     3.520222          20,024
Van Kampen LIT Money Market Fund                              0.000     2.162877               0
Van Kampen LIT Money Market Fund (deferred load)         11,363.088     2.034116          23,114
Van Kampen LIT Domestic Strategic Income Fund                89.380     2.817521             252
Van Kampen LIT Domestic Strategic Income Fund
  (deferred load)                                        22,429.059     2.573757          57,727
Van Kampen LIT Common Stock Fund                              0.000     2.985622               0
Van Kampen LIT Common Stock Fund (deferred load)          7,273.025     3.028400          22,026
                                                                                    -------------
Total Annuity Period                                                                   2,988,409
                                                                                    -------------
Total Contract Owner Reserves                                                       $355,493,263
                                                                                    =============

[GRAPHIC OMITTED]

ERNST & YOUNG LLP        One Houston Center             Phone: 713-750-1500
                         Suite 2400                     Fax:   713-750-1501
                         1221 McKinney Street
                         Houston, Texas 77010-2007



                        Report of Independent Auditors

Board of Directors
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (a wholly owned subsidiary of American General Corporation) and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note 1.2 to the financial statements, in 1993 the Company changed certain of its accounting methods as a result of adopting new, required accounting standards.

                                             /s/Ernst & Young LLP
February 12, 1996

                    American General Life Insurance Company

                          Consolidated Balance Sheets


                                                                      December 31
                                                                1995               1994
                                                            ---------------------------
                                                                   (In Thousands)
ASSETS
Investments:

  Fixed maturity securities - at fair value
    (amortized cost - $23,349,517 in 1995 and
    $21,125,289 in 1994)                                    $ 24,769,751       $ 20,010,569


  Equity  securities  - at  fair  value  (cost -
    $72,443 in 1995 and $101,663 in 1994)                         92,318            106,455
  Mortgage loans on real estate                                1,790,110          1,895,561
  Investment real estate                                         141,927            138,768
  Policy loans                                                   918,465            822,047
  Other long-term investments                                     23,819             14,852
  Short-term investments                                          65,262            186,945
                                                            -------------      -------------
Total investments                                             27,801,652         23,175,197

Cash                                                              43,944             12,862
Investment in parent company (cost - $8,597,000 in
  1995 and 1994)                                                  24,399             19,764
Indebtedness from affiliates                                      90,664             98,276
Accrued investment income                                        392,832            345,275
Accounts and notes receivable                                    174,303            155,649
Deferred policy acquisition costs                                605,501          1,479,115
Property and equipment                                            38,275             36,952
Other assets                                                     124,919            102,565
Assets held in separate accounts                               5,051,112          2,900,366
                                                            -------------      -------------
Total assets                                                $ 34,347,601       $ 28,326,021
                                                            =============      =============

                                                                      December 31
                                                                1995               1994
                                                            ---------------------------
                                                                   (In Thousands)


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Insurance and annuity liabilities                         $ 25,276,305       $ 23,198,143
  Other policy claims and benefits payable                        43,175             42,448
  Other policyholders' funds                                     445,801            382,627
  Federal income taxes                                           560,538            235,031
  Indebtedness to affiliates                                       3,120              3,136
  Other liabilities                                              284,328            189,703
  Liabilities related to separate accounts                     5,051,112          2,900,366
                                                            -------------      -------------
Total liabilities                                             31,664,379         26,951,454

Shareholders' equity:

  Common stock, $10 par value, 600,000 shares
    authorized, issued, and outstanding                            6,000              6,000
  Preferred stock, $100 par value, 8,500 shares
    authorized, issued and outstanding                               850                  -
  Additional paid-in capital                                     858,075            850,358
  Net unrealized investment gains (losses)                       493,594           (730,900)
  Retained earnings                                            1,324,703          1,249,109
                                                            -------------      -------------
Total shareholders' equity                                     2,683,222          1,374,567


Total liabilities and shareholders' equity                  $ 34,347,601       $ 28,326,021
                                                            =============      =============


See accompanying notes.

                    American General Life Insurance Company

                       Consolidated Statements of Income


                                                                  Year ended December 31
                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                      (In Thousands)

Revenues:
  Premiums and other considerations                       $   342,420      $   324,521      $   325,296
  Net investment income                                     2,011,088        1,874,323        1,816,948
  Realized investment gains (losses)                           (1,942)         (61,268)          53,804
  Other                                                        27,172           30,841           31,207
                                                          ------------     ------------     ------------
Total revenues                                              2,378,738        2,168,417        2,227,255

Benefits and expenses:
  Benefits                                                  1,641,206        1,514,544        1,529,084
  Operating costs and expenses                                309,110          297,498          280,011
  Goodwill write-down                                               -                -          293,127
  Interest expense, net                                         2,180            1,254              997
                                                          ------------     ------------     ------------
Total benefits and expenses                                 1,952,496        1,813,296        2,103,219
                                                          ------------     ------------     ------------

Income before income taxes and cumulative effect
  of accounting changes                                       426,242          355,121          124,036

Income tax expense                                            143,947          128,188          154,380
                                                          ------------     ------------     ------------
Income (loss) before cumulative effect of
  accounting changes                                          282,295          226,933          (30,344)

Cumulative effect of accounting changes, net                        -                -          (24,463)
                                                          ------------     ------------     ------------
Net income (loss)                                         $   282,295      $   226,933      $    (54,807)
                                                          ============     ============     ============


See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Shareholders' Equity


                                                                     Year ended December 31
                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                      (In Thousands)

Common stock:
  Balance at beginning of year                            $     6,000      $     6,000      $      6,000
  Change during year                                                -                -                -
                                                          ------------     ------------     ------------
Balance at end of year                                          6,000            6,000            6,000

Preferred stock:
  Balance at beginning of year                                      -                -                -
  Change during year                                              850                -                -
                                                          ------------     ------------     ------------
Balance at end of year                                            850                -                -

Additional paid-in capital:
  Balance at beginning of year                                850,358          850,236          809,658
  Change during year                                            7,717              122           40,578
                                                          ------------     ------------     ------------
Balance at end of year                                        858,075          850,358          850,236

Net unrealized investment gains (losses):
  Balance at beginning of year                               (730,900)         427,471           29,160
  Change during year                                        1,224,494       (1,158,371)         (12,972)
   Effect of accounting change                                      -                -          411,283
                                                          ------------     ------------     ------------
Balance at end of year                                        493,594         (730,900)         427,471

Retained earnings:
  Balance at beginning of year                              1,249,109        1,261,676        1,320,199
  Net income (loss)                                           282,295          226,933          (54,807)
  Dividends paid                                             (206,701)        (239,500)          (3,716)
                                                          ------------     ------------     ------------
Balance at end of year                                      1,324,703        1,249,109        1,261,676
                                                          ------------     ------------     ------------
Total shareholders' equity                                $ 2,683,222      $ 1,374,567      $ 2,545,383
                                                          ============     ============     ============


See accompanying notes.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows


                                                                     Year ended December 31
                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                      (In Thousands)

OPERATING ACTIVITIES
Net income (loss)                                         $   282,295      $   226,933      $   (54,807)
Adjustments to reconcile net income (loss) to net
  cash provided by operating activities:
    Change in accounts and note receivable                    (18,654)          (8,942)         (59,368)
    Change in insurance and annuity liabilities               (70,383)         120,756          749,222
    Amortization of policy acquisition costs                   68,295           56,662           67,424
    Policy acquisition costs deferred                        (203,607)        (194,974)        (198,210)
    Change in other policyholders' funds                       63,174           38,379           11,561
    Provision for deferred income taxes                        (9,773)          24,043          (20,144)
    Goodwill write-down                                             -                -          293,127
    Depreciation and amortization                             (17,706)         (41,268)         (41,253)
    Change in indebtedness to/from affiliates                   7,596         (113,620)           7,514
    Change in amounts payable to brokers                       30,964           23,806          (51,801)
    (Gain) loss on sale of investment                           1,942           61,268          (53,804)
    Other, net                                                 46,863          (61,093)          40,641
                                                          ------------     ------------     ------------
Net cash provided by operating activities                     181,006          131,950          690,102

INVESTING ACTIVITIES
Purchases of investments and loans made                   (14,573,323)     (15,723,196)     (14,901,818)

Sales or maturities of investments and receipts
  from repayment of loans                                  12,528,185       13,939,720       12,172,430
Sales and purchases of property and equipment, net            (12,114)          (5,529)          (6,833)
                                                          ------------     ------------     ------------
Net cash used in investing activities                      (2,057,252)      (1,789,005)      (2,736,221)

FINANCING ACTIVITIES
Policyholder account deposits                               3,372,522        3,136,341        2,856,485
Policyholder account withdrawals                           (1,258,560)      (1,227,046)        (851,094)
Dividends paid                                               (206,701)        (239,500)               -
Other                                                              67              122           40,578
                                                          ------------     ------------     ------------
Net cash provided by financing activities                   1,907,328        1,669,917        2,045,969
                                                          ------------     ------------     ------------
Increase (decrease) in cash                                    31,082           12,862             (150)
Cash at beginning of year                                      12,862                -              150
                                                          ------------     ------------     ------------
Cash at end of year                                       $    43,944      $    12,862      $         -
                                                          ============     ============     ============

Interest paid amounted to approximately $1,933,000, $1,207,000, and $1,359,000 in 1995, 1994, and 1993, respectively.

See accompanying notes.

                    American General Life Insurance Company

                   Notes to Consolidated Financial Statements

                               December 31, 1994

NATURE OF OPERATIONS

American General Life Insurance Company (the "Company") is a wholly owned subsidiary of AGC Life Insurance Company, which is a wholly owned subsidiary of American General Corporation (the "Parent Company"). The Company's wholly owned life insurance subsidiaries are American General Life Insurance Company of New York ("AGNY") and the Variable Annuity Life Insurance Company ("VALIC").

The Company offers a complete portfolio of the standard forms of universal life, interest-sensitive whole life, term life, fixed and variable annuities throughout the United States, and a variety of equity products through its broker/dealer, American General Securities Incorporated. In addition, the Company recently entered into the structured settlement arena. The Company serves the estate planning needs of middle- and upper-income households and the insurance needs of small- to medium-size businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of healthcare, education, public sector, and other not-for-profit organizations throughout the United States.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). These principles are established primarily by the Financial Accounting Standards Board ("FASB") and the American Institute of Certified Public Accountants.

The preparation of financial statements requires management to make estimates and assumptions that affect (1) the reported amounts of assets and liabilities, (2) disclosures of contingent assets and liabilities, and (3) the reported amounts of revenues and expenses during the reporting periods. Ultimate results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its wholly owned life insurance subsidiaries, AGNY and VALIC. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

                    American General Life Insurance Company

1.2 ACCOUNTING CHANGES

During 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Enterprises for Certain Long-Duration Participating Contracts," and SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for
Long-Lived Assets to be Disposed Of." SFAS 120 establishes accounting for certain participating life insurance contracts. SFAS 121 establishes accounting standards for (1) the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used in the business, and (2) long-lived assets and certain identifiable intangibles to be disposed of. With the adoption of SFAS 121, the Company measures impairment of certain investment real estate based on fair value, rather than net realizable value as previously required. Adoption of these standards did not have a material impact on the consolidated financial statements.

During 1994, the Company adopted the following accounting standards:

     SFAS 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures." This standard requires disclosures about the recorded investment in certain impaired loans and the recognition of related interest income (see Note 2.4). This standard did not impact the consolidated financial statements.

     SFAS 119, "Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments" requires additional disclosures about derivative financial instruments and amends existing fair value disclosure requirements (see Notes 6 and 7). This standard did not impact the consolidated financial statements.

Effective January 1, 1993, the Company adopted the following accounting standards:

     SFAS 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," resulted in a one-time reduction of net income of $4 million. This standard requires accrual of a liability for postretirement benefits other than pensions.

     SFAS 109, "Accounting for Income Taxes," resulted in a one-time decrease of net income of $19 million. This standard changes the way income tax expense is determined for financial reporting purposes.

                    American General Life Insurance Company

1.2 ACCOUNTING CHANGES (CONTINUED)

     SFAS 112, "Employers' Accounting for Postemployment Benefits," resulted in a one-time reduction of net income of $1 million. This standard requires the accrual of benefits provided to employees after employment but before retirement.

     SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," requires that reinsurance receivables and prepaid reinsurance premiums be reported as assets, rather than netted against the related insurance liabilities. This standard did not have a material impact on the consolidated financial statements.

     SFAS 114, "Accounting by Creditors for Impairment of a Loan," requires that certain impaired loans be reported at either the present value of expected future cash flows, the loan's observable market price, or the fair value of underlying collateral. This standard did not have a material impact on the consolidated financial statements.

     At December 31, 1993, the Company adopted SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities." This statement requires that debt and equity securities be carried at fair value unless the company has the positive intent and ability to hold these investments to maturity. Debt and equity securities must be classified into one of three categories: (1) held-to-maturity, (2) available-for-sale, or (3) trading securities. At December 31, 1993, the Company classified all debt and equity securities as available-for-sale and recorded net unrealized gains on fixed maturity securities (net of applicable deferred income taxes) of $411 million to shareholders' equity.

                    American General Life Insurance Company

1.3 STATUTORY ACCOUNTING

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may allow permitted statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on the statutory equity at December 31, 1995.

Statutory financial statements differ from GAAP. Significant differences were as follows (in thousands):

                                                              1995            1994             1993
                                                          ---------------------------------------------

Net income:
  Statutory net income (1995 balance
    is unaudited)                                         $   197,769      $   281,344      $   221,272
  Deferred policy acquisition costs                           135,312          138,312          130,786
  Deferred income taxes                                         9,773          (24,043)          20,144
  Tax rate-related adjustment                                       -                -          (10,729)
  Adjustments to policy reserves                              (77,591)         (76,458)        (116,297)
  Goodwill write-down                                               -                -         (293,127)
  Goodwill amortization                                        (2,195)          (2,200)         (12,115)
  Cumulative effect of accounting changes                           -                -          (24,463)
  Realized gain (loss) on investments                          22,874          (19,654)          37,811
  Gain on sale of subsidiary                                      661          (41,956)               -
  Other, net                                                   (4,308)         (28,412)          (8,089)
                                                          ------------     ------------     ------------
GAAP net income (loss)                                    $   282,295      $   226,933      $   (54,807)
                                                          ============     ============     ============

Shareholders' equity:
  Statutory capital and surplus (1995 balance
    is unaudited)                                         $ 1,298,323      $ 1,283,268      $ 1,262,381
  Deferred policy acquisition costs                           605,501        1,479,115          481,615
  Deferred income taxes                                      (549,663)        (284,832)        (505,315)
  Adjustments to policy reserves                             (311,065)        (208,913)        (155,862)
  Acquisition-related goodwill                                 57,795           59,990           62,190
  Asset valuation reserve (AVR)                               263,295          223,382          195,655
  Interest maintenance reserve (IMR)                            3,114             (272)          57,110
  Investment valuation differences                          1,417,775       (1,115,921)       1,160,682
  Benefit plans (pretax)                                        6,023            4,421            4,290
  Surplus from separate accounts                              (76,645)         (51,704)         (37,354)
  Other, net                                                  (31,231)         (13,967)          19,991
                                                          ------------     ------------     ------------
Total GAAP shareholders' equity                           $ 2,683,222      $ 1,374,567      $ 2,545,383
                                                          ============     ============     ============

                    American General Life Insurance Company

1.3 STATUTORY ACCOUNTING (CONTINUED)

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized over the expected lives of the policies rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the companies' experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) deferred federal income taxes are provided for significant timing differences between income reported for financial reporting purposes and income reported for federal income tax purposes; (d) certain assets (principally furniture and equipment, agents' debit balances, and certain other receivables) are reported as assets rather than being charged to retained earnings; (e) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (f) fixed maturity investments are carried at fair value rather than amortized cost.

1.4 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period. However, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits subject to guarantees stated in the contracts.

1.5 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are currently classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholders' equity. If the fair value of a security classified

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.5 INVESTMENTS (CONTINUED)

as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all nonperforming loans, consisting of loans restructured or delinquent 60 days or more. The allowance also covers loans for which there is concern based on management's assessment of risk factors, such as potential nonpayment or nonmonetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Impaired loans, those for which the Company determines that it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

POLICY LOANS

Policy loans are reported at unpaid principal balances adjusted periodically for uncollectible amounts.

INVESTMENT REAL ESTATE

Investment real estate consists of income-producing real estate, foreclosed real estate, and the American General Center, an office complex in Houston. During 1995, the Company adopted SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Under SFAS 121, investment real estate is classified as held for investment or available for sale, depending on management's intent.

The Company classifies all investment real estate, except the American General Center, as available for sale. Real estate available for sale is carried at the lower of cost (less accumulated depreciation at December 31, 1994, prior to adoption of SFAS 121) or fair value less cost to sell. Changes in estimates of fair value less cost to sell are recognized as realized gains (losses) through a valuation allowance.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.5 INVESTMENTS (CONTINUED)

At December 31, 1995, real estate held for investment is carried at cost, less accumulated depreciation and impairment reserves and write-downs, if applicable. Impairment losses are recorded whenever circumstances indicate that a property might be impaired and the estimated undiscounted cash flows to be generated by the property are less than the carrying amount. In such event, the property is written down to fair value, determined by observable market prices, third-party appraisals, or expected future cash flows discounted at market rates. Any write-down is recognized as a realized loss, and a new cost basis is established.

Prior to 1995, real estate held for investment was carried at cost less accumulated depreciation and an allowance for any impairment in value. When the net realizable value was less than the carrying value, the deficiency was recognized as a realized loss through a valuation allowance specifically identified with the associated real estate asset.

INVESTMENT INCOME

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on restructured mortgage loans is recorded as income when earned based on the new contractual rate. Interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS OR LOSSES

Realized investment gains or losses are recognized using the specific identification method and include declines in fair value of investments below cost that are considered to be other than temporary.

1.6 SEPARATE ACCOUNTS

Separate accounts are assets and liabilities associated with certain contracts, principally annuities. The investment risk lies solely with the holder of the contract rather than the Company. Consequently, the insurer's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.6 SEPARATE ACCOUNTS (CONTINUED)

account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statements of income and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

1.7 DEFERRED POLICY ACQUISITION COSTS ("DPAC")

The costs of writing an insurance policy, including agents' commissions, underwriting and marketing expenses, are deferred and included in the DPAC asset.

DPAC associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period, or as the premiums are earned over the life of the contracts.

Gross profits include realized investment gains (losses). In addition, DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in the net unrealized gains (losses) on securities within shareholders' equity.

The Company reviews the carrying value of DPAC on at least an annual basis. In determining whether the carrying amount is appropriate, the Company considers estimated future gross profits or future premiums, as applicable for the type of contract. In all cases, the Company considers expected mortality, interest earned and credited rates, persistency and expenses. The reported value and the remaining life of DPAC are considered appropriate.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.7 DEFERRED POLICY ACQUISITION COSTS ("DPAC") (CONTINUED)

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                        (In Thousands)

Balance at January 1                                      $ 1,479,115     $    481,615      $   909,925
    Capitalization                                            203,607          194,974          198,210
    Amortization                                              (60,676)         (56,662)         (67,424)
    Reclassification to net assets of life
      insurance company held for sale                               -                -          (66,764)
    Change in the effect of SFAS 115                       (1,016,545)         859,188                -
    Cumulative effect of accounting changes:
        Fair value (SFAS 115)                                       -                -         (502,108)
        Income taxes (SFAS 109)                                     -                -            9,776
                                                          ------------     ------------     ------------
Balance at December 31                                    $   605,501      $ 1,479,115      $   481,615
                                                          ============     ============     ============


1.8 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges assessed against the account balance. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period earned using the same assumptions used to amortize DPAC (see Note 1.7).

For limited payment contracts, net premiums are recorded as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other long-duration contracts, premiums are recognized when due. When the revenue is recorded, an estimate of the cost of the related benefit is recorded in the future policy benefits account on the consolidated balance sheets. Also, this cost is recorded in the consolidated statements of income as a benefit in the current year and in all future years during which the policy is expected to be renewed.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.9 SALE OF SUBSIDIARY

On November 29, 1993, the Parent Company announced its intent to offer the Company's wholly owned life insurance subsidiary, American-Amicable Life Insurance Company of Texas, for sale. On August 31, 1994, the Company completed the sale of American-Amicable Life Insurance Company of Texas to PennCorp Financial Group, Inc., resulting in a net loss of $19.5 million.

1.10 OTHER ASSETS

Other assets were comprised of the following:

                                    December 31
                              1995                1994
                          --------------------------------
                                   (In Thousands)

Goodwill                    $ 57,795            $ 59,990
Other                         67,124              42,575
                          --------------------------------
Other assets                $124,919            $102,565
                          ================================

Acquisition-related goodwill is charged to expense in equal amounts over 40 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value.

In 1993, the Company recorded a noncash charge of $293 million to reduce acquisition-related goodwill. The write-down was the result of a strategic review completed in 1993 of the Company's operations by management and outside advisors, which indicated the book value of the Company exceeded fair value. After this charge, the reported value and remaining life of acquisition-related goodwill are considered appropriate.

This review also resulted in the decision to sell American-Amicable Life Insurance Company of Texas and its subsidiaries (see Note 1.9).

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.11 DEPRECIATION

Provision for depreciation of American General Center, data processing equipment, and furniture and fixtures is computed on the straight-line method over the estimated useful lives of the assets.

1.12 Policy and Contract Claims Reserves

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive and investment contracts, reserves are equal to the sum of the policy account balance and deferred revenue charges. In establishing reserves for limited payment and other long-duration contracts, an estimate is made of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, and payment of an endowment. Reserves for traditional insurance products are determined using the net level premium method. Based on past experience, consideration is given to the number of policyholder deaths that might be expected, policy lapses, surrenders, and terminations. Consideration is also given to the possibility that the Company's experience with policyholders will be worse than expected. Interest assumptions used to compute reserves ranged from 2.5% to 13.5% at December 31, 1995.

The claim reserves are determined using case-basis evaluation and statistical analyses and represent estimates of the ultimate net cost of unpaid claims. These estimates are reviewed and as adjustments become necessary, such adjustments are reflected in current operations. Since these reserves are based on estimates, the ultimate settlement of claims may vary from the amounts included in the accompanying financial statements. Although it is not possible to measure the degree of variability inherent in such estimates, management believes claim reserves are reasonable.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.13 REINSURANCE

The Company is routinely involved in reinsurance transactions. Ceded reinsurance becomes a liability of the reinsurer that assumes the risk. The Company diversifies its risk of exposure to reinsurance loss by using several reinsurers and entering into reinsurance transactions with life reinsurers that have strong claims-paying ability ratings. The maximum retention on one life (in the case of individual life insurance) is $1.5 million. If the reinsurer could not meet its obligations, the Company would reassume the liability. The likelihood of a material reinsurance liability being reassumed by the Company is considered to be remote.

Amounts paid or deemed to have been paid in connection with ceded reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.14 PARTICIPATING POLICY CONTRACTS

Participating life insurance contracts contain dividend payment provisions that entitle the policyholder to participate in the earnings of the contracts. Participating life insurance accounted for 2.48% and 1.81% of life insurance in force at December 31, 1995 and 1994, respectively. Such business is accounted for in accordance with SFAS 120.

1.15 INCOME TAXES

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, are included in a life/nonlife consolidated tax return with the Parent Company and its noninsurance subsidiaries. The Company participates in a tax-sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to the Parent Company as if the companies filed separate tax returns and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.16 RECLASSIFICATION

Certain  amounts  in  the  1994  and  1993  financial   statements  have  been
reclassified to conform with the current year presentation.

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                        (In Thousands)

Investment income:
  Fixed maturities                                        $ 1,759,358      $ 1,611,355      $ 1,521,320
  Equity securities                                             6,773            5,860            7,387
  Mortgage loans on real estate                               185,022          202,399          231,461
  Investment real estate                                       16,397           15,049           21,408
  Policy loans                                                 52,939           48,973           45,292
  Other long-term investments                                   1,996            1,389            4,820
  Short-term investments                                        6,234            9,753            3,343
  Investment income from affiliates                            12,570           13,632           11,304
                                                          ------------     ------------     ------------
Gross investment income                                     2,041,289        1,908,410        1,846,335
Investment expenses                                            30,201           34,087           29,387
                                                          ------------     ------------     ------------
Net investment income                                     $ 2,011,088      $ 1,874,323      $ 1,816,948
                                                          ============     ============     ============


The carrying value of investments that have produced no investment income during 1995 totaled $142 million or 0.5% of total invested assets. The ultimate disposition of these assets is not expected to have a material effect on the Company's results of operations or financial position.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                        (In Thousands)
Fixed maturities:
  Gross gains                                             $    38,657      $    21,780      $   126,756
  Gross losses                                                (41,022)        (116,217)         (46,531)
                                                          ------------     ------------     ------------
Total fixed maturities                                         (2,365)         (94,437)          80,225
Equity securities                                               9,710           14,313           37,278
Other investments                                              (9,287)          18,856          (63,699)
                                                          ------------     ------------     ------------
Realized gains before tax                                      (1,942)         (61,268)          53,804
Income tax expense (benefit)                                      547          (13,996)          18,839
                                                          ------------     ------------     ------------
Net realized gains (losses)                               $    (2,489)     $   (47,272)     $    34,965
                                                          ============     ============     ============

2.3 FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.5). Amortized cost and fair value at December 31, 1995 and 1994 were as follows:

                                                                  Gross                    Gross
                                           Amortized Cost      Unrealized Gain         Unrealized Loss      Fair Value
                                       -----------------------------------------------------------------------------------
                                                                        (In Thousands)
DECEMBER 31, 1995
Fixed maturity securities:
  Corporate securities:
    Investment grade                        $ 13,368,369        $    929,067           $     20,649         $ 14,276,787
    Below investment grade*                      939,223              41,325                  5,215              975,333
  Mortgage-backed securities**                 8,459,110             412,700                  5,182            8,866,628
  U.S. government obligations                    245,860              43,771                    116              289,515
  Foreign governments                            294,619              22,854                      -              317,473
  State and political subdivisions                38,640               1,531                     20               40,151
  Redeemable preferred stocks                      3,696                 263                     95                3,864
                                            -----------------------------------------------------------------------------
Total fixed maturity securities             $ 23,349,517        $  1,451,511           $     31,277         $ 24,769,751
                                            =============================================================================
Equity securities                           $     72,443        $     19,915           $         40         $    92,318
                                            =============================================================================
Investment in Parent Company                $      8,597        $     15,802           $          -         $    24,399
                                            =============================================================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                                  Gross                    Gross
                                           Amortized Cost      Unrealized Gain         Unrealized Loss      Fair Value
                                       -----------------------------------------------------------------------------------
                                                                        (In Thousands)

December 31, 1994
Fixed maturity securities:
  Corporate securities:
    Investment grade                        $ 11,075,980        $    102,107           $    554,011         $ 10,624,076
    Below investment grade*                      723,497               9,903                 52,509              680,891
  Mortgage-backed securities**                 8,729,224              42,619                643,977            8,127,866
  U.S. government obligations                    217,610               4,257                  3,728              218,139
  Foreign governments                            356,177               1,493                 19,178              338,492
  State and political subdivisions                20,166                  15                  1,683               18,498
  Redeemable preferred stocks                      2,635                  38                     66                2,607
                                            -----------------------------------------------------------------------------
Total fixed maturity securities             $ 21,125,289          $  160,432           $  1,275,152         $ 20,010,569
                                            =============================================================================
Equity securities                           $    101,663          $    8,324           $      3,532         $    106,455
                                            =============================================================================
Investment in Parent Company                $      8,597          $   11,167           $          -         $     19,764
                                            =============================================================================

*    No allowance for losses was held as of December 31, 1995 and 1994.

** Primarily includes pass-through securities guaranteed by and mortgage obligations (CMOs) collateralized by the U.S. government and government agencies.

Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and the maturity of the investments. The reporting of fixed maturity securities at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted, and care should be exercised in drawing conclusions from such data.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in shareholders' equity at December 31 were as follows:

                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                        (In Thousands)
Gross unrealized gains                                    $ 1,487,228      $   179,922      $ 1,271,489
Gross unrealized losses                                       (31,317)      (1,278,684)         (97,471)
DPAC and other fair value adjustments                        (687,773)         363,574         (516,368)
Deferred federal income taxes                                (274,544)           4,288         (230,179)
                                                          ------------     ------------     ------------
Net unrealized gains (losses) on securities               $   493,594      $  (730,900)     $   427,471
                                                          ============     ============     ============

The contractual maturities of fixed maturity securities at December 31, 1995 were as follows:

                                                        Amortized Cost        Market Value
                                                                 (In Thousands)
Fixed maturity securities, excluding
  mortgage-backed securities:
    Due in one year or less                             $   113,285           $   114,777
    Due after one year through five years                 3,043,199             3,197,577
    Due after five years through ten years                9,128,405             9,727,292
    Due after ten years                                   2,605,518             2,863,477
Mortgage-backed securities                                8,459,110             8,866,628
                                                        ------------          ------------
Total fixed maturity securities                         $23,349,517           $24,769,751
                                                        ============          ============

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $7,344 million and $3,688 million during 1995 and 1994, respectively.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 1995 and 1994:

                                       Outstanding         Percent            Percent
                                          Amount           of Total        Nonperforming
                                       ------------        --------        -------------
                                      (In millions)
December 31, 1995
Geographic distribution:
  South Atlantic                        $   551              30.8%              7.8%
  Pacific                                   491              27.4               8.9
  West South Central                        189              10.6              11.4
  East South Central                        112               6.3               0.0
  East North Central                        192              10.6               0.0
  Mid-Atlantic                              220              12.3               0.0
  Mountain                                   81               4.5               5.3
  West North Central                          9               0.5               0.0
  New England                                 9               0.5               0.0
  Allowance for losses                      (64)             (3.5)              0.0
                                       ---------           -------
Total                                   $ 1,790             100.0%              6.1%
                                       =========           =======

Property type:
  Retail                                $   520              29.0%              3.2%
  Office                                    591              33.0               2.1
  Residential                                56               3.1               6.9
  Industrial                                306              17.1               2.2
  Apartments                                315              17.6              12.4
  Hotel/motel                                21               1.2               0.0
  Other                                      45               2.5              75.6
  Allowance for losses                      (64)             (3.5)              0.0
                                       ---------           -------
Total                                   $ 1,790             100.0%              6.1%
                                       =========           =======

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

                                       Outstanding         Percent            Percent
                                          Amount           of Total        Nonperforming
                                       ------------        --------        -------------
                                      (In millions)

December 31, 1994
Geographic distribution:
  South Atlantic                        $   595              31.4%             5.1%
  Pacific                                   535              28.2              7.1
  West South Central                        231              12.2              5.5
  East South Central                         63               3.3              0.6
  East North Central                        211              11.1              0.0
  Mid-Atlantic                              199              10.5              9.1
  Mountain                                  102               5.4             23.8
  West North Central                         17                .9              0.0
  New England                                10                .5              0.0
  Allowance for losses                      (67)             (3.5)             0.0
                                       ---------           -------
Total                                   $ 1,896             100.0%             6.3%
                                       =========           =======

Property type:
  Retail                                $   548              28.9%              6.0%
  Office                                    634              33.4               4.0
  Residential                                70               3.7               4.2
  Industrial                                359              18.9               8.4
  Apartments                                273              14.4               9.4
  Hotel/motel                                26               1.4               0.9
  Other                                      53               2.8              11.2
  Allowance for losses                      (67)             (3.5)              0.0
                                       ---------           -------
Total                                   $ 1,896             100.0%              6.3%
                                       =========           =======

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

Impaired mortgage loans on real estate and related interest income were as follows:

                                        1995          1994
                                     ------------------------
                                           (In Millions)
Impaired loans:
  With allowance*                      $  79         $ 117
  Without allowance                        4             3
                                     ------------------------
Total impaired loans                   $  83         $ 120
                                     ========================


Average investment                     $ 102         $ 100
Interest income earned                 $   8         $   6
Interest income - cash basis           $   8         $   3

* Represents gross amounts before allowance for mortgage loan losses of $22 million and $30 million, respectively.

                  American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.5 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                                                                            Amount at
                                                                                         Which Shown in
                                                                                           the Balance
                                                              Cost           Value            Sheet
                                                          ---------------------------------------------
                                                                        (In Thousands)

Fixed maturities:
  Bonds:
    United States government and government
     agencies and authorities                             $   245,860      $   289,515      $   289,515
    States, municipalities, and political
     subdivisions                                              38,640           40,151           40,151
    Foreign governments                                       294,619          317,473          317,473
    Public utilities                                        2,207,848        2,362,698        2,362,698
    Mortgage-backed securities                              8,459,110        8,866,628        8,866,628
    All other corporate bonds                              12,099,744       12,889,422       12,889,422
  Redeemable preferred stocks                                   3,696            3,864            3,864
                                                          ------------     ------------     ------------
Total fixed maturities                                     23,349,517       24,769,751       24,769,751
Equity securities:
  Common stocks:
    Banks, trust, and insurance companies                           -                -                -
    Industrial, miscellaneous, and other                       57,402           72,563           72,563
  Nonredeemable preferred stocks                               15,041           19,755           19,755
                                                          ------------     ------------     ------------
Total equity securities                                        72,443           92,318           92,318
Mortgage loans on real estate*                              1,790,110             xxxx        1,790,110
Investment real estate                                        141,927             xxxx          141,927
Policy loans                                                  918,465             xxxx          918,465
Other long-term investments                                    23,819             xxxx           23,819
Short-term investments                                         65,262             xxxx           65,262
                                                          ------------     ------------     ------------
Total investments                                         $26,361,543             xxxx      $27,801,652
                                                          ============     ============     ============

*   Amount is net of a $63 million allowance for losses.

                    American General Life Insurance Company

3. FEDERAL INCOME TAXES

3.1 ACCOUNTING POLICY

Income taxes are provided in accordance with SFAS 109 (see Note 1.2). Under this standard, deferred tax assets and liabilities are calculated using the differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rate. The effect of a tax rate change is recognized in income in the period of enactment. Under SFAS 109, state income taxes are included in income tax expense.

3.2 TAX LIABILITIES

Income tax liabilities were as follows:

                                                      December 31
                                                  1995          1994
                                               ------------------------
                                                     (In Thousands)

Current tax liabilities (assets)                 $  10,875      $ (49,801)
Deferred applicable to:
  Net income                                       275,119        289,120
  Net unrealized investment gains (losses)         274,544         (4,288)
                                                 ----------     ----------
Deferred tax liabilities                           549,663        284,832
                                                 ----------     ----------
Income tax liabilities                           $ 560,538      $ 235,031
                                                 ==========     ==========

                    American General Life Insurance Company

3. FEDERAL INCOME TAXES (CONTINUED)

3.2 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                  1995            1994
                                               --------------------------
                                                      (In Thousands)


Deferred tax liabilities applicable to:
   Deferred policy acquisition costs             $  163,017    $  471,268
   Basis differential of investments                534,942             -
   Other                                            117,436       109,278
                                                 -----------   -----------
   Total deferred tax liabilities                   815,395       580,546
Deferred tax assets applicable to:
   Basis differential of investments                      -      (373,984)
   Policy reserves                                 (227,656)     (170,168)
   Other                                            (38,076)      (10,447)
                                                 -----------   -----------
   Total deferred tax assets before
    valuation allowance                            (265,732)     (554,599)
   Valuation allowance                                    -       258,885
                                                 -----------   -----------
   Total deferred tax assets, net of
    valuation allowance                            (265,732)     (295,714)
                                                 ===========   ===========
Net deferred tax liabilities                     $  549,663    $  284,832
                                                 ===========   ===========

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $93.6 million at December 31, 1995. At current corporate rates, the maximum amount of tax on such income is approximately $32.8 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

                    American General Life Insurance Company

3. FEDERAL INCOME TAXES (CONTINUED)

3.3 TAX EXPENSE

Components of income tax expense were as follows:

                                                                         December 31
                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                        (In Thousands)


Current expense                                           $ 153,720        $ 104,145        $ 163,795
Deferred expense (benefit):
  Deferred policy acquisition cost                           38,275           30,234           31,444
  Policy reserves                                           (49,177)         (42,302)         (60,350)
  Insurance in force (SFAS 109 reclassification)                  -                -            9,539
  Basis differential of investments                           3,710           23,482           (4,564)
  Other, net                                                 (2,581)          12,629           14,516
                                                          ----------       ----------       ----------
Total deferred                                               (9,773)          24,043           (9,415)
                                                          ----------       ----------       ----------
Income tax expense                                        $ 143,947        $ 128,188        $ 154,380
                                                          ==========       ==========       ==========

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                        (In Thousands)


Income tax at statutory percentage of GAAP
 pretax income                                            $ 149,185        $ 124,292        $  43,413
Tax-exempt investment income                                (10,185)          (9,725)          (7,778)
Goodwill                                                        768              770          106,835
Tax on sale of subsidiary                                      (661)          10,722                -
Other                                                         4,840            2,129           11,910
                                                          ----------       ----------       ----------
Income tax expense                                        $ 143,947        $ 128,188        $ 154,380
                                                          ==========       ==========       ==========

                  American General Life Insurance Company

3. FEDERAL INCOME TAXES (CONTINUED)

3.4 TAXES PAID

Income taxes paid amounted to approximately $90 million, $181 million, and $124 million in 1995, 1994, and 1993, respectively.

3.5 TAX RETURN EXAMINATIONS

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, file a consolidated federal income tax return. The Internal Revenue Service (IRS) has completed examinations of the Company's returns through 1988. The IRS is continuing to dispute the Company's tax treatment of some items for the years 1977 through 1988. Some of these issues will require litigation to resolve, and any amounts ultimately settled with the IRS would also include interest. Although the final outcome is uncertain, the Company believes that the ultimate liability, including interest, resulting from these issues will not exceed amounts currently provided in the consolidated financial statements. The IRS is currently examining the Company's tax returns for the years 1989 through 1992.

In April 1992, the IRS issued Notices of Deficiency for the 1977 - 1981 tax years of certain insurance subsidiaries. The basis of the dispute was the tax treatment of modified coinsurance agreements. The Company elected to pay all related assessments plus associated interest. A claim for refund of tax and interest was disallowed by the IRS in January 1993. On June 30, 1993, a suit for refund was filed in the United States Court of Federal Claims. On February 7, 1996, the court ruled in favor of the Company on all legal issues related to this contingency. The Company does not yet know whether the IRS will appeal this decision; however, the Company intends to pursue a full refund of the amounts paid. Accordingly, no provision has been made in the consolidated financial statements related to this contingency.

                  American General Life Insurance Company

4. OTHER AFFILIATE INFORMATION

A SCHEDULE  OF  AFFILIATED  NOTES AND  ACCOUNTS  RECEIVABLE  IS  PRESENTED  AS
FOLLOWS:

                                                    December 31, 1995                    December 31, 1994
                                               Par Value          Book Value        Par Value           Book Value
                                               -------------------------------------------------------------------
                                                                       (In Thousands)
American General Corporation,
 9 3/8%, due 2008                              $  4,725           $  3,197          $  4,725            $  3,159
American General Corporation,
 8 1/4%, due 2004                                22,018             22,018            24,465              24,465
American General Corporation
 Restricted Subordinated Note,
 13 1/2%, due 2002                               35,608             35,608            37,664              37,664
                                               -------------------------------------------------------------------
Total notes receivable from affiliates           62,351             60,823            66,854              65,288
Accounts receivable from affiliates                   -             29,841                 -              32,988
                                               -------------------------------------------------------------------
Indebtedness from affiliates                   $ 62,351           $ 90,664          $ 66,854            $ 98,276
                                               ===================================================================

Various companies in the American General Group provide services to the Company, principally mortgage servicing and investment advisory services. The Company paid approximately $21,006,000, $21,161,000, and $20,204,000 for such services in 1995, 1994, and 1993, respectively. Accounts payable for such services at December 31, 1995 and 1994 were not material. In addition, the Company rents facilities and provides services to various companies in the
American General Group. The Company received approximately $2,086,000, $2,486,000, and $5,412,000 for such services and rent in 1995, 1994, and 1993, respectively. Accounts receivable for rent and services at December 31, 1995 and 1994 were not material.

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding, with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, which is an affiliated company, shall be entitled to one vote per share, voting together with the holders of common stock.

                    American General Life Insurance Company

5. BENEFIT PLANS

5.1 PENSION PLANS

The Company has a noncontributory, defined-benefit pension plan covering most employees. The pension plan provides pension benefits that are based on the participant's average monthly compensation and length of credited service offset by an amount that complies with federal regulations. The Company's funding policy for this plan is to contribute annually no more than the maximum amount that can be deducted for federal income tax purposes. The Company uses the projected unit credit method for computing pension expense.

The components of pension expense were as follows:

                                                              1995            1994             1993
                                                          ---------------------------------------------
                                                                        (In Thousands)

Service cost - benefits earned during period              $  1,346         $  1,825         $  1,586
Interest cost on projected benefit obligation                2,215            2,007            1,853
Actual return on plan assets                               (10,178)            (523)          (6,199)
Amortization of unrecognized net asset existing at
 date of initial application of projected unit
 credit method                                                (888)            (900)            (994)
Amortization of unrecognized prior service cost                197              222              231
Deferral of net asset gain (loss)                            5,724           (3,586)           2,158
Amortization of gain                                            38              102                -
                                                          ---------        ---------        ---------
Total pension income                                      $ (1,546)        $   (853)        $ (1,365)
                                                          =========        =========        =========


                                                              1995            1994             1993
                                                          ---------------------------------------------
Assumptions:
  Weighted-average discount rate on benefit
   obligation                                              7.25%            8.50%            7.25%
  Rate of increase in compensation levels                  4.00%            4.00%            4.00%
  Expected long-term rate of return on plan assets        10.00%           10.00%           10.00%

                    American General Life Insurance Company

5. BENEFIT PLANS (CONTINUED)

5.1 PENSION PLANS (CONTINUED)

The funded status of the plan and the prepaid pension expense asset included in other assets at December 31 were as follows:

                                                  1995            1994
                                               --------------------------
                                                      (In Thousands)

Actuarial present value of benefit
 obligation:
  Vested                                         $ 24,972      $ 20,061
  Nonvested                                         3,933           493
  Additional minimum liability                        323             -
                                                 ---------     ---------
Accumulated benefit obligation                     29,228        20,554
  Effect of increase in compensation levels         5,536         4,516
                                                 ---------     ---------
Projected benefit obligation                       34,764        25,070
Plan assets at fair value                          56,598        46,876
                                                 ---------     ---------
Plan assets in excess of projected benefit
 obligation                                        21,834        21,806
Unrecognized net gain                              (9,715)      (10,252)
Unrecognized prior service cost                       473           670
Unrecognized transition asset                        (261)       (1,147)
                                                 ---------     ---------
Prepaid pension expense                          $ 12,331      $ 11,077
                                                 =========     =========

More than 98% of the plan assets were invested in fixed maturity and equity securities at the plan's most recent balance sheet date.

5.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company and its life insurance subsidiaries, together with certain other insurance subsidiaries of the Parent Company, have life, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. For individuals retiring after December 31, 1992, the cost of the supplemental major medical plan is borne entirely by retirees. The Company has reserved the right to change or eliminate these benefits at any time.

                    American General Life Insurance Company

5. BENEFIT PLANS (CONTINUED)

5.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

The life plans are fully insured. A portion of the retiree medical and dental plans are funded through a voluntary employees' beneficiary association ("VEBA") established in 1994; the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at the plans' most recent balance sheet date.

The plans' combined funded status and the accrued postretirement benefit cost included in other liabilities were as follows:

                                                  1995            1994
                                               --------------------------
                                                      (In Thousands)

Actuarial present value of benefit
 obligation:
  Retirees                                       $  6,242      $  4,057
  Fully eligible active plan participants             143           686
  Other active plan participants                    2,580         1,539
                                                 ---------     ---------
Accumulated postretirement benefit obligation       8,965         6,282
Plan assets at fair value                             203           225
                                                 ---------     ---------
Accumulated postretirement benefit obligation
 in excess of plan assets at fair value             8,762         6,057
Unrecognized net loss (gain)                       (1,855)          505
                                                 ---------     ---------
Accrued postretirement benefit cost              $  6,907      $  6,562
                                                 =========     =========

Weighted-average discount rate on postretirement
  benefit obligation                                7.25%         8.50%


The components of postretirement benefit expense were as follows:

                                                           1995        1994       1993
                                                          -----------------------------
                                                                 (In Thousands)

Service cost (benefits earned)                             $171         $208      $140
Interest cost on accumulated postretirement
 benefit obligation                                         638          527       496
                                                           ----         ----      ----
Postretirement benefit expense                             $809         $735      $636
                                                           ====         ====      ====

                    American General Life Insurance Company

5. BENEFIT PLANS (CONTINUED)

5.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

For measurement purposes, an 11.5% annual rate of increase in the per capita cost of covered health care benefits was assumed in 1996; the rate was assumed to decrease gradually to 6.0% in 2007 and remain at that level. A 1% increase in the assumed annual rate of increase in per capita cost of health care benefits results in a $545,584 increase in accumulated postretirement benefit obligation and a $47,104 increase in postretirement benefit expense.

6. DERIVATIVE FINANCIAL INSTRUMENTS

6.1 USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company's objectives for using interest rate swap agreements on its investment securities are to effectively convert specific investment securities from a floating to a fixed-rate basis, or vice versa, and to hedge against the risk of rising prices on anticipated investment security purchases.

The Company's objectives for using currency swap agreements are to effectively convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specified exchange rates and to hedge against currency rate fluctuations on anticipated investment security purchases.

Derivative financial instruments related to investment securities, which were not used prior to 1994, did not have a material effect on net investment income in 1995 or 1994. The Company is neither a dealer nor a trader in derivative financial instruments.

6.2 CREDIT AND MARKET RISK

The Company is exposed to credit risk in the event of nonperformance by counterparties to swap agreements. The Company limits its exposure to credit risk by entering into swap agreements with counterparties having high credit ratings, basing the amount and term of agreements on these credit ratings, and regularly monitoring the ratings.

                    American General Life Insurance Company

6. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

6.2 CREDIT AND MARKET RISK (CONTINUED)

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, nonperformance would not have a material impact on the consolidated financial statements.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and of the related investment securities.

6.3 ACCOUNTING POLICIES

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to investment income, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of the swap agreements are recognized in the consolidated balance sheet if they hedge investment securities carried at fair value or anticipated investment purchases. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains (losses) on securities included in shareholders' equity, consistent with the treatment of the related investment security.

For swap agreements hedging anticipated investment security purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Any gain or loss from early termination of swap agreements is recognized in income if the related investment security is sold. Otherwise, the gain or loss from early termination is deferred and amortized into income over the remaining term of the related investment security.

                    American General Life Insurance Company

6. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

6.4 TERMS OF DERIVATIVE FINANCIAL INSTRUMENTS

Derivative financial instruments related to investment securities at December 31 were as follows:

                                                                  1995                  1994
                                                           ---------------------------------------
                                                                     (Dollars In Millions)
Interest rate swap agreements to pay fixed rate:
  Notional amount                                                 $ 45                  $ -
  Average receive rate                                               5.82%                -
  Average pay rate                                                   6.41                 -
Interest rate swap agreements to receive fixed rate:
  Notional amount                                                   24                    9
  Average receive rate                                               7.03%                6.92%
  Average pay rate                                                   6.82                 6.96
Currency swap agreements (receive U.S. $/pay Canadian
 dollar):
  Notional amount (in U.S. $)                                       72                    -
  Average exchange rate                                              1.62                 -


Average floating rates may change significantly, thereby affecting future cash flows. Swap agreements generally have terms of two to ten years.

At December 31, 1995, the Company had entered into forward interest rate swap agreements with effective dates in 1996. These swaps, with a total notional amount of $14.5 million, were entered into to hedge anticipated investment purchases expected to occur in 1996 and to synthetically modify the yield on specific fixed-rate securities.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of the fair value of financial instruments. This standard excludes certain financial instruments and all nonfinancial instruments, including policyholder liabilities, from its disclosure requirements. Care should be exercised in drawing conclusions based on fair

                    American General Life Insurance Company

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

Carrying amounts and fair values for those financial instruments covered by SFAS 107 at December 31 are presented below:

                                                                  1995
                                                        -------------------------
                                                        Fair             Carrying
                                                        Value             Amount
                                                        -------------------------
                                                              (In Millions)
Assets:
  Fixed maturity and equity securities *                $ 24,862         $ 24,862
  Mortgage loans on real estate                            1,833            1,790
  Policy loans                                               959              918
  Investment in parent company                                24               24
Liabilities:
  Insurance investment contracts                          22,047           22,362

* Includes derivative financial instruments with negative fair value of $4 million and positive fair value of $1 million at December 31, 1995, and with negative fair value of $1 million and positive fair value of $2 million at December 31, 1994.

The following methods and assumptions were used to estimate the fair values of financial instruments:

FIXED MATURITY AND EQUITY SECURITIES

Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

                    American General Life Insurance Company

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges, adjusted for risk, based on property type.

POLICY LOANS

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

INSURANCE INVESTMENT CONTRACTS

Insurance investment contracts do not subject the Company to significant risks arising from policyholder mortality or morbidity. The majority of the Company's annuity products are considered insurance investment contracts. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates. Care should be exercised in drawing conclusions based on the estimated fair value, since the estimates are based on assumptions regarding future economic activity.

8. DIVIDENDS PAID

American General Life Insurance Company paid $206.7 million, $239.5 million, and $3.7 million in dividends during 1995, 1994, and 1993, respectively. The 1995 and 1993 dividends included $.7 million and $3.7 million, respectively, in the form of furniture and equipment.

9. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 1995, approximately $2.5 billion of consolidated shareholders' equity represents net assets of the Company which cannot be transferred in the form of dividends, loans, or advances to the Parent Company. Approximately $1.8 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

                    American General Life Insurance Company

9. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

The Company is a defendant in lawsuits which arose in the ordinary course of business. The Company believes that it has a valid and substantial defense to each of these actions and is defending them vigorously. Further, it is the Company's opinion and the opinion of counsel for the Company that the outcome of these actions will not have a materially adverse effect on the financial position or results of operations of the Company.

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 1995 and 1994, the Company has accrued $21.3 million and $10.4 million, respectively, for guaranty fund assessments, net of $4.3 million and $2.9 million, respectively, of premium tax deductions. The Company has recorded receivables of $7.4 million and $6.0 million at December 31, 1995 and 1994, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $22.4 million, $8.7 million, and $8.8 million in 1995, 1994, and 1993, respectively.

                    American General Life Insurance Company

10. REINSURANCE

Reinsurance transactions for the years ended December 31, 1995, 1994, and 1993 were as follows:

                                                                                                  Percentage
                                                 Ceded to          Assumed                         of Amount
                                 Gross            Other           From Other                       Assumed
                                 Amount          Companies        Companies         Net Amount      to Net
                                 ---------------------------------------------------------------------------
                                                              (In Thousands)

December 31, 1995
Life insurance in force          $44,637,599     $7,189,493        $5,771           $37,453,877      0.02%
                                 ===========================================================================
Premiums:
  Life insurance and
   annuities                     $   103,780     $   26,875        $  171           $    77,076      0.22%
  Accident and health insurance        1,510             82             -                 1,428      0.00%
                                 ---------------------------------------------------------------------------
Total premiums                   $   105,290     $   26,957        $  171           $    78,504      0.22%
                                 ===========================================================================

December 31, 1994
Life insurance in force          $41,360,465     $4,519,564        $6,813           $36,847,714      0.02%
                                 ===========================================================================
Premiums:
  Life insurance and
   annuities                     $   110,089     $   26,390        $  147           $    83,846      0.18%
  Accident and health insurance        1,723            146             -                 1,577      0.00%
                                 ---------------------------------------------------------------------------
Total premiums                   $   111,812     $   26,536        $  147           $    85,423      0.17%
                                 ===========================================================================

December 31, 1993
Life insurance in force          $47,067,961     $4,109,758        $8,372           $42,966,575      0.02%
                                 ===========================================================================
Premiums:
  Life insurance and
   annuities                     $   136,581     $   23,032        $  191           $   113,740      0.17%
  Accident and health insurance        1,991            156             -                 1,835      0.00%
                                 ---------------------------------------------------------------------------
Total premiums                   $   138,572     $   23,188        $  191           $   115,575      0.17%
                                 ===========================================================================

                    American General Life Insurance Company

10. REINSURANCE (CONTINUED)

Reinsurance  recoverable  on paid  losses  was  approximately  $6,190,000  and
$3,671,000 at December 31, 1995 and 1994, respectively. Reinsurance recoverable on unpaid losses was approximately $2,775,000 and $5,371,000 at December 31, 1995 and 1994, respectively.

11. OTHER ITEMS

Effective July 31, 1993, the Company acquired the in-force business of the New Jersey Life Insurance Company in Rehabilitation. The acquisition resulted in the assumption of approximately 34,000 policies and life insurance in force of $1.8 billion, with assets transferred of $208 million. No gain or loss was recorded at acquisition.

Effective December 31, 1995, the Company purchased Franklin United Life Insurance Company (FULIC), a subsidiary of Franklin Life Insurance Company
(FL) which is a wholly owned subsidiary of the Parent Company. This purchase was effected through issuance of $8.5 million in preferred stock to FL. The acquisition was accounted for using the purchase method of accounting and is not material to the operations of the Company. Additionally, FULIC was contributed and merged into AGNY at December 31, 1995.